[GRAPHIC]

ANNUAL REPORT  DECEMBER 31, 2002

JPMORGAN FUNDS


SMALL COMPANY PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

JPMorgan Small Company Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            6

Financial Statements                               10

Notes to Financial Statements                      13

Financial Highlights                               18

HIGHLIGHTS

- U.S. equities down for third year.

- Sentiment improves in fourth quarter.

- Small caps outperform large.

- Cautious optimism for 2003.

NOT FDIC INSURED          May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN SMALL COMPANY PORTFOLIO

PRESIDENT'S LETTER                                             FEBRUARY 10, 2003

DEAR SHAREHOLDER:
We are pleased to present this annual report for the Series Trust II Small Company Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2002, along with a report from the Portfolio Manager.

POOR CORPORATE PROFITABILITY, SCANDALS HURT EQUITY PRICES
U.S. equity markets experienced extreme volatility during 2002. After a rally at the end of 2001 reflecting relief that the September 11th terrorist attacks had not dealt a devastating blow to the economy, investors realized that corporate profitability was unlikely to match their expectations. They were also shocked by a series of corporate scandals which sparked a shift in asset classes, most notably fixed income, that intensified in the summer months.

The S&P 500 Index fell 22.1% for the year -- its third annual decline in a row, and its worst annual return since 1974. The NASDAQ Composite Index swung more widely, losing 31.3% for the year. There was some respite towards the year-end when reported third quarter profits marginally exceeded beaten down forecasts. This led to a robust rally, with the S&P 500 Index rising 8.4% in the fourth quarter.

From a macro economic perspective, growth was lackluster almost everywhere, and companies had little pricing power. Consumer spending and the service sectors were the chief sources of demand, with capital expenditure remaining weak.

SMALL CAPS OUTPERFORM
Smaller company stocks were relatively resilient in such disappointing markets. The S&P 600 Index fell a comparatively modest 14.6% during the year. Outperformance relative to the S&P 500 was particularly pronounced in the first four months of the year, when small stocks benefited from their perceived resilience to recession, implicit financial transparency, comparatively low valuations, and anticipated strength in the early stages of economic expansion. Come the third quarter, however, they could not escape the flight out of equities, and their low levels of liquidity magnified the extent of stock price declines.

OUTLOOK
We believe that the U.S. economy will likely find its footing during 2003, with the Federal Reserve clearly committed to restoring growth and significant fiscal stimulus likely. The United States has made significant progress in working through the excesses of the late 1990s, as companies have cut costs, and strengthened balance sheets. Stock prices, although hardly cheap, are considerably less expensive. A resolution of current geopolitical risks would likely turn 2003 into the first positive year in four for U.S. equities. Additionally, a combination of lower valuations and higher estimated earnings per share growth should lead to small cap equities outperforming large caps.

Sincerely yours,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN SMALL COMPANY PORTFOLIO
     As of December 31, 2002

Q: HOW DID THE PORTFOLIO PERFORM?
A: JPMorgan Series Trust II Small Company Portfolio, which seeks long-term growth of capital from a portfolio of small-company stocks, fell 21.65% for the year ended December 31, 2002. This compares with declines of 14.63% for the S&P SmallCap 600 Index and 20.48% for the Russell 2000 Index.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A: The Portfolio's benchmark was changed in December 2002 from the Russell 2000 Index to the S&P SmallCap 600 Index.

Against the Russell 2000 Index, stock selection was the chief cause of underperformance. Although there was strong relative performance in the Health Services & Systems, Pharmaceutical and Capital Markets sectors; the worst performing sectors were Consumer Cyclical, Retail and Finance.

From a stock perspective, this was a highly volatile year. Those companies that achieved robust and stable earnings growth performed well, while those that disappointed were punished severely. Holdings such as Neurocrine Bioscience, Taro Pharmaceutical, Triad Hospitals and Espeed performed well for the portfolio. From a negative perspective, the stock prices of Six Flags Inc, Administaff Inc, Ocwen Financial Corp and Duane Reade Inc fell by considerably more than their sector averages.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The Portfolio's management team was changed in December, with a consequent shift in style and portfolio constituents. The Portfolio's benchmark was changed from the Russell 2000 Index to the S&P SmallCap 600 Index. The new management team began running a more concentrated portfolio of about 100 stocks rather than 300, as was the case before. Stock acquisition decisions are being made on the basis of business fundamentals, valuation parameters and the timeliness of the purchase. The team seeks outperformance solely through stock selection and maintains a broadly sector neutral portfolio.

Q: WHAT IS THE OUTLOOK?
A: Following the difficult market conditions of the past three years, small cap equities are now more appropriately valued and we expect positive returns in 2003. Additionally, we believe that a combination of lower valuations and higher estimated earnings per share growth will lead to small cap equities outperforming large caps.

                                  (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 27.4%
Industrial Products & Services            18.3%
Technology                                14.4%
Finance & Insurance                       12.0%
Health Services & Systems                 10.3%
Pharmaceuticals                            5.7%
Energy                                     4.4%
Utilities                                  3.7%
Short-Term Investments                     2.0%
REITs                                      1.4%
Telecommunications                         0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. ALLIANT TECHSYSTEMS, INC. (2.0%)

 2. EAST-WEST BANCORP., INC. (1.7%)

 3. PIER 1 IMPORTS, INC. (1.5%)

 4. SCIOS, INC. (1.5%)

 5. HENRY SCHEIN, INC. (1.4%)

 6. CACI INTERNATIONAL, INC., CLASS A (1.4%)

 7. JACOBS ENGINEERING GROUP, INC. (1.4%)

 8. CHICO'S FAS, INC. (1.4%)

 9. UCBH HOLDINGS, INC. (1.4%)

10. COOPER COMPANIES, INC. (1.3%)

TOP 10 EQUITY HOLDINGS COMPRISED 15.0% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($5,661,611). AS OF DECEMBER 31, 2002, THE PORTFOLIO HELD 118 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                   SINCE
                                                               INCEPTION
                                   1 YEAR    3 YEARS  5 YEARS   (1/3/95)
------------------------------------------------------------------------
Small Company Portfolio           (21.65%)  (13.87%)  (2.71%)      7.08%

                                   (UNAUDITED)

[CHART]

LIFE OF FUND PERFORMANCE (1/3/95 TO 12/31/02)

                                                                            LIPPER VARIABLE
            JPMORGAN SMALL        S&P SMALL                                 ANNUITY SMALL COMPANY
            COMPANY PORTFOLIO     CAP 600 INDEX     RUSSELL 2000 INDEX      FUNDS AVERAGE
Jan-95               $ 10,000          $ 10,000               $ 10,000                   $ 10,000
Jan-95               $ 10,010          $ 10,000               $ 10,000                   $ 10,000
Feb-95               $ 10,440          $ 10,412               $ 10,416                   $ 10,367
Mar-95               $ 10,751          $ 10,622               $ 10,594                   $ 10,614
Apr-95               $ 10,990          $ 10,859               $ 10,829                   $ 10,786
May-95               $ 11,151          $ 11,029               $ 11,016                   $ 10,925
Jun-95               $ 11,761          $ 11,634               $ 11,587                   $ 11,487
Jul-95               $ 12,391          $ 12,524               $ 12,255                   $ 12,240
Aug-95               $ 12,651          $ 12,796               $ 12,508                   $ 12,481
Sep-95               $ 12,851          $ 13,122               $ 12,732                   $ 12,722
Oct-95               $ 12,412          $ 12,474               $ 12,163                   $ 12,303
Nov-95               $ 13,032          $ 12,923               $ 12,674                   $ 12,756
Dec-95               $ 13,290          $ 13,136               $ 13,009                   $ 12,939
Jan-96               $ 13,381          $ 13,165               $ 12,994                   $ 12,910
Feb-96               $ 13,943          $ 13,596               $ 13,400                   $ 13,611
Mar-96               $ 14,163          $ 13,887               $ 13,673                   $ 13,819
Apr-96               $ 14,921          $ 14,684               $ 14,405                   $ 14,814
May-96               $ 15,480          $ 15,205               $ 14,972                   $ 15,422
Jun-96               $ 14,780          $ 14,609               $ 14,357                   $ 14,853
Jul-96               $ 13,731          $ 13,604               $ 13,103                   $ 13,675
Aug-96               $ 14,337          $ 14,444               $ 13,865                   $ 14,501
Sep-96               $ 14,920          $ 15,079               $ 14,407                   $ 15,245
Oct-96               $ 15,014          $ 14,975               $ 14,185                   $ 14,932
Nov-96               $ 15,469          $ 15,752               $ 14,769                   $ 15,362
Dec-96               $ 16,188          $ 15,936               $ 15,156                   $ 15,608
Jan-97               $ 16,434          $ 16,201               $ 15,459                   $ 15,951
Feb-97               $ 15,969          $ 15,852               $ 15,084                   $ 15,364
Mar-97               $ 15,094          $ 15,007               $ 14,372                   $ 14,618
Apr-97               $ 14,794          $ 15,190               $ 14,412                   $ 14,561
May-97               $ 16,541          $ 16,975               $ 16,016                   $ 16,164
Jun-97               $ 17,401          $ 17,726               $ 16,703                   $ 16,940
Jul-97               $ 18,492          $ 18,841               $ 17,480                   $ 17,966
Aug-97               $ 18,928          $ 19,315               $ 17,880                   $ 18,239
Sep-97               $ 20,157          $ 20,592               $ 19,189                   $ 19,532
Oct-97               $ 19,530          $ 19,703               $ 18,347                   $ 18,693
Nov-97               $ 19,489          $ 19,559               $ 18,227                   $ 18,483
Dec-97               $ 19,830          $ 19,954               $ 18,546                   $ 18,674
Jan-98               $ 19,301          $ 19,565               $ 18,253                   $ 18,382
Feb-98               $ 21,256          $ 21,347               $ 19,602                   $ 19,823
Mar-98               $ 22,393          $ 22,162               $ 20,410                   $ 20,787
Apr-98               $ 22,205          $ 22,293               $ 20,522                   $ 20,907
May-98               $ 21,019          $ 21,114               $ 19,416                   $ 19,814
Jun-98               $ 20,805          $ 21,175               $ 19,457                   $ 20,006
Jul-98               $ 18,974          $ 19,555               $ 17,881                   $ 18,616
Aug-98               $ 15,219          $ 15,781               $ 14,408                   $ 14,947
Sep-98               $ 16,296          $ 16,748               $ 15,537                   $ 15,810
Oct-98               $ 16,727          $ 17,526               $ 16,170                   $ 16,525
Nov-98               $ 17,526          $ 18,512               $ 17,018                   $ 17,588
Dec-98               $ 18,739          $ 19,695               $ 18,071                   $ 18,931
Jan-99               $ 18,724          $ 19,447               $ 18,311                   $ 19,066
Feb-99               $ 17,254          $ 17,695               $ 16,828                   $ 17,560
Mar-99               $ 17,886          $ 17,923               $ 17,091                   $ 18,023
Apr-99               $ 18,787          $ 19,108               $ 18,622                   $ 19,202
May-99               $ 18,519          $ 19,572               $ 18,894                   $ 19,528
Jun-99               $ 19,894          $ 20,686               $ 19,748                   $ 20,860
Jul-99               $ 19,831          $ 20,504               $ 19,207                   $ 20,710
Aug-99               $ 19,545          $ 19,602               $ 18,496                   $ 20,182
Sep-99               $ 20,130          $ 19,684               $ 18,500                   $ 20,347
Oct-99               $ 21,015          $ 19,635               $ 18,574                   $ 20,870
Nov-99               $ 23,672          $ 20,455               $ 19,683                   $ 22,675
Dec-99               $ 27,057          $ 22,137               $ 21,911                   $ 25,685
Jan-00               $ 26,911          $ 21,451               $ 21,558                   $ 25,135
Feb-00               $ 31,585          $ 24,323               $ 25,117                   $ 29,199
Mar-00               $ 28,869          $ 23,423               $ 23,462                   $ 28,653
Apr-00               $ 24,790          $ 23,022               $ 22,050                   $ 26,533
May-00               $ 23,025          $ 22,341               $ 20,764                   $ 25,050
Jun-00               $ 26,573          $ 23,661               $ 22,575                   $ 27,780
Jul-00               $ 25,257          $ 23,079               $ 21,848                   $ 26,672
Aug-00               $ 27,957          $ 25,124               $ 23,515                   $ 29,259
Sep-00               $ 27,225          $ 24,441               $ 22,824                   $ 28,375
Oct-00               $ 25,324          $ 24,595               $ 21,806                   $ 27,127
Nov-00               $ 21,592          $ 22,034               $ 19,568                   $ 23,766
Dec-00               $ 23,997          $ 24,749               $ 21,249                   $ 26,031
Jan-01               $ 24,381          $ 25,811               $ 22,356                   $ 27,041
Feb-01               $ 21,945          $ 24,236               $ 20,890                   $ 24,674
Mar-01               $ 20,409          $ 23,124               $ 19,868                   $ 22,932
Apr-01               $ 22,489          $ 24,886               $ 21,422                   $ 25,189
May-01               $ 23,307          $ 25,361               $ 21,949                   $ 25,821
Jun-01               $ 23,708          $ 26,289               $ 22,706                   $ 26,333
Jul-01               $ 22,440          $ 25,850               $ 21,478                   $ 25,327
Aug-01               $ 21,372          $ 25,261               $ 20,784                   $ 24,268
Sep-01               $ 18,467          $ 21,846               $ 17,987                   $ 20,856
Oct-01               $ 19,435          $ 23,010               $ 19,039                   $ 22,170
Nov-01               $ 20,821          $ 24,692               $ 20,512                   $ 23,844
Dec-01               $ 22,072          $ 26,364               $ 21,778                   $ 25,305
Jan-02               $ 21,622          $ 26,593               $ 21,552                   $ 24,873
Feb-02               $ 21,172          $ 26,136               $ 20,961                   $ 24,039
Mar-02               $ 22,775          $ 28,200               $ 22,646                   $ 25,924
Apr-02               $ 22,563          $ 28,999               $ 22,852                   $ 25,652
May-02               $ 21,609          $ 27,798               $ 21,838                   $ 24,674
Jun-02               $ 20,522          $ 26,361               $ 20,755                   $ 23,132
Jul-02               $ 17,729          $ 22,639               $ 17,621                   $ 19,924
Aug-02               $ 17,895          $ 22,854               $ 17,575                   $ 19,918
Sep-02               $ 16,791          $ 21,455               $ 16,313                   $ 18,506
Oct-02               $ 17,075          $ 22,142               $ 16,837                   $ 19,139
Nov-02               $ 18,163          $ 23,293               $ 18,338                   $ 20,541
Dec-02               $ 17,284          $ 22,508               $ 17,317                   $ 19,479

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, S&P SmallCap 600 Index, Russell 2000 Index, and Lipper Variable Annuity Small Company Funds Average from January 3, 1995 to December 31, 2002. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Annuity Small Company Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

                                   (UNAUDITED)

     JPMORGAN SMALL COMPANY PORTFOLIO
     Portfolio of Investments

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 98.0%

             COMMON STOCKS -- 98.0%
             AEROSPACE -- 2.0%
   12,000    Alliant Techsystems, Inc.*                             $    748,200

             AIRLINES -- 0.4%
    8,000    Atlantic Coast Airlines Holdings, Inc.*                      96,240
    5,000    SkyWest, Inc.                                                65,350
                                                                    ------------
                                                                         161,590
             APPAREL -- 0.9%
   12,035    Quiksilver, Inc.*                                           320,853

             APPLIANCES & HOUSEHOLD DURABLES -- 0.7%
   11,000    Furniture Brands International, Inc.*                       262,350

             AUTOMOTIVE -- 6.2%
    8,000    BorgWarner, Inc.                                            403,360
   12,000    Gentex Corp.*                                               379,680
   10,235    Lithia Motors, Inc., Class A*                               160,587
   12,000    O'Reilly Automotive, Inc.*                                  303,480
    3,270    Oshkosh Truck Corp.                                         201,105
    7,000    Polaris Industries, Inc.                                    410,200
   11,000    Winnebago Industries, Inc.                                  431,530
                                                                    ------------
                                                                       2,289,942
             BANKING -- 7.2%
    7,000    Commerce Bancorp, Inc.                                      302,330
    5,000    CVB Financial Corp.                                         127,150
   18,000    East-West Bancorp, Inc.                                     649,440
    4,100    Hancock Holding Co.                                         183,065
   10,000    The Colonial BancGroup, Inc.                                119,300
   12,000    UCBH Holdings, Inc.                                         509,400
   15,000    United Bankshares, Inc.                                     435,915
   10,000    Wintrust Financial Corp.                                    313,200
                                                                    ------------
                                                                       2,639,800
             BIOTECHNOLOGY -- 2.0%
   11,000    Cambrex Corp.                                               332,310
   14,000    Pharmaceutical Product Development, Inc.*                   409,780
                                                                    ------------
                                                                         742,090
             BROADCASTING/CABLE -- 0.4%
   15,000    Entravision Communications Corp., Class A*                  149,700

             BUSINESS SERVICES -- 3.5%
   10,000    Banta Corp.                                                 312,700
    9,000    Consolidated Graphics, Inc.*                                200,250
   20,000    Copart, Inc.*                                               236,800
    4,000    Fair, Isaac & Co., Inc.                                     170,800
   12,000    Iron Mountain, Inc.*                                        396,120
                                                                    ------------
                                                                       1,316,670
             CHEMICALS -- 3.7%
   15,000    Albemarle Corp.                                             426,750
    6,000    Cabot Microelectronics Corp.*                               283,200
   16,000    Georgia Gulf Corp.                                          370,240
   15,000    Spartech Corp.                                              309,450
                                                                    ------------
                                                                       1,389,640

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTER NETWORKS -- 0.7%
   12,000    Avocent Corp.*                                         $    266,640

             COMPUTER SOFTWARE -- 2.8%
   15,015    CACI International, Inc., Class A*                          535,135
    9,000    Hyperion Solutions Corp.*                                   231,030
   10,000    JDA Software Group, Inc.*                                    96,600
   20,000    Macromedia, Inc.*                                           213,000
                                                                    ------------
                                                                       1,075,765
             COMPUTERS/COMPUTER HARDWARE -- 0.9%
    6,000    Zebra Technologies Corp., Class A*                          343,800

             CONSTRUCTION -- 2.8%
    8,800    EMCOR Group, Inc.*                                          466,488
    1,200    NVR, Inc.*                                                  390,600
   10,000    Toll Brothers, Inc.*                                        202,000
                                                                    ------------
                                                                       1,059,088
             CONSUMER PRODUCTS -- 3.2%
   15,000    Church & Dwight Co., Inc.                                   456,450
   15,000    Fossil, Inc.*                                               305,100
    7,000    Harman International Industries, Inc.                       416,500
    2,115    Yankee Candle Co., Inc.*                                     33,840
                                                                    ------------
                                                                       1,211,890
             CONSUMER SERVICES -- 1.4%
    7,500    Education Management Corp.*                                 282,000
    9,000    Regis Corp.                                                 233,910
                                                                    ------------
                                                                         515,910
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.1%
   11,800    Ametek, Inc.                                                454,182
   12,000    Varian, Inc.*                                               344,280
                                                                    ------------
                                                                         798,462
             ENGINEERING SERVICES -- 1.4%
   15,000    Jacobs Engineering Group, Inc.*                             534,000

             ENTERTAINMENT/LEISURE -- 1.0%
   27,000    Boyd Gaming Corp.*                                          379,350

             ENVIRONMENTAL SERVICES -- 0.9%
    8,525    Waste Connections, Inc.*                                    329,150

             FINANCIAL SERVICES -- 2.1%
    7,000    Affiliated Managers Group, Inc.*                            352,100
   15,000    Raymond James Financial, Inc.                               443,700
                                                                    ------------
                                                                         795,800
             FOOD/BEVERAGE PRODUCTS -- 3.2%
    9,000    American Italian Pasta Co., Class A*                        323,820
   12,000    Constellation Brands, Inc., Class A*                        284,520
   13,000    Performance Food Group Co.*                                 441,467
    4,385    Robert Mondavi Corp., Class A*                              135,935
                                                                    ------------
                                                                       1,185,742
             HEALTH CARE/HEALTH CARE SERVICES -- 10.3%
   16,000    Community Health Systems, Inc.*                             329,440
   20,000    Cooper Companies, Inc.                                      500,400
   12,000    Coventry Health Care, Inc.*                                 348,360

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
   12,000    Henry Schein, Inc.*                                    $    540,001
    7,000    Idexx Laboratories, Inc.*                                   229,950
   10,000    Inamed Corp.*                                               308,000
    9,000    Ocular Sciences, Inc.*                                      139,680
   12,000    Owens & Minor, Inc.                                         197,040
    7,000    Oxford Health Plans, Inc.*                                  255,150
    7,000    Patterson Dental Co.*                                       306,180
    6,500    Respironics, Inc.*                                          197,802
   19,000    Steris Corp.*                                               460,750
                                                                    ------------
                                                                       3,812,753
             HOTELS/OTHER LODGING -- 1.0%
   25,000    Extended Stay America, Inc.*                                368,750

             INSURANCE -- 2.8%
   14,150    HCC Insurance Holdings, Inc.                                348,090
    6,000    Hilb, Rogal & Hamilton Co.                                  245,400
    2,200    Markel Corp.*                                               452,100
                                                                    ------------
                                                                       1,045,590
             MACHINERY & ENGINEERING EQUIPMENT -- 2.8%
   11,890    IDEX Corp.                                                  388,803
    8,900    Kennametal, Inc.                                            306,872
   16,330    Regal-Beloit Corp.                                          338,031
                                                                    ------------
                                                                       1,033,706
             MANUFACTURING -- 1.4%
    6,792    Actuant Corp., Class A*                                     315,488
    7,000    AptarGroup, Inc.                                            218,680
                                                                    ------------
                                                                         534,168
             MULTI-MEDIA -- 1.1%
   19,000    Emmis Communications Corp., Class A*                        395,770

             OIL & GAS -- 4.4%
   10,000    Newfield Exploration Co.*                                   360,500
   25,000    Pride International, Inc.*                                  372,500
   14,000    St. Mary Land & Exploration Co.                             350,000
   10,000    Swift Energy Co.*                                            96,700
   10,000    Varco International, Inc.*                                  174,000
   11,170    XTO Energy, Inc.                                            275,899
                                                                    ------------
                                                                       1,629,599
             PHARMACEUTICALS -- 3.7%
   12,000    CV Therapeutics, Inc.*                                      218,640
    2,125    La Jolla Pharmaceutical Co. (PIPE), #                        13,813
    7,380    Medicines Co.*                                              118,228
   10,475    Neurocrine Biosciences, Inc.*                               478,289
   17,390    Scios, Inc.*                                                566,565
                                                                    ------------
                                                                       1,395,535
             REAL ESTATE INVESTMENT TRUST -- 1.4%
    7,000    Alexandria Real Estate Equities, Inc.                       298,200
    7,248    Chelsea Property Group, Inc.                                241,431
                                                                    ------------
                                                                         539,631
             RESTAURANTS/FOOD SERVICES -- 3.7%
   17,343    AFC Enterprises, Inc.*                                      364,376
   15,000    Applebee's International, Inc.                              347,865

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             RESTAURANTS/FOOD SERVICES -- CONTINUED
   12,000    Sonic Corp.*                                           $    245,880
   12,000    The Cheesecake Factory, Inc.*                               433,800
                                                                    ------------
                                                                       1,391,921
             RETAILING -- 4.3%
   27,000    Chico's FAS, Inc.*                                          510,570
   11,000    Genesco, Inc.*                                              204,930
   10,000    Luby's, Inc.*                                                29,100
   30,000    Pier 1 Imports, Inc.                                        567,900
   14,545    School Specialty, Inc.*                                     290,609
                                                                    ------------
                                                                       1,603,109
             SEMI-CONDUCTORS -- 3.4%
   13,000    Asyst Technologies, Inc.*                                    95,550
   13,000    Brooks-PRI Automation, Inc.*                                148,980
    6,000    Cymer, Inc.*                                                193,500
   21,125    Integrated Circuit Systems, Inc.*                           385,531
    8,000    International Rectifier Corp.*                              147,680
   12,020    Varian Semiconductor Equipment Associates, Inc.*            285,607
                                                                    ------------
                                                                       1,256,848
             TELECOMMUNICATIONS -- 0.4%
   15,000    Tekelec*                                                    156,750

             TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   15,000    CommScope, Inc.*                                            118,500
   10,000    Inter-Tel, Inc.                                             209,100
                                                                    ------------
                                                                         327,600
             TRANSPORTATION -- 3.2%
   13,050    Arkansas Best Corp.*                                        339,052
    6,300    Landstar System, Inc.*                                      367,668
   22,500    Werner Enterprises, Inc.                                    484,425
                                                                    ------------
                                                                       1,191,145
             UTILITIES -- 3.7%
   10,000    American States Water Co.                                   231,500
   12,000    New Jersey Resources Corp.                                  379,080
   20,000    Philadelphia Suburban Corp.                                 412,000
   10,000    UGI Corp.,                                                  373,900
                                                                    ------------
                                                                       1,396,480
--------------------------------------------------------------------------------
             Total Common Stocks                                      36,595,787
             (Cost $36,028,665)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 2.0%
             MONEY MARKET FUND -- 2.0%
  765,408    JPMorgan Prime Money Market Fund (a)
             (Cost $765,408)                                             765,408
--------------------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $36,794,073)                                     $ 37,361,195
--------------------------------------------------------------------------------

Abbreviations:
*       -- Non-income producing security.
#       -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
(a)     -- Affiliated. Money market fund registered under the Investment Company
           Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
PIPE    -- Private investment in a public equity.

                       See notes to financial statements.

     JPMORGAN SMALL COMPANY PORTFOLIO
     Statement of Assets and Liabilities

As of December 31, 2002

   ASSETS:
     Investment securities, at value                                          $  37,361,195
     Cash                                                                            12,641
     Receivables:
       Investment securities sold                                                   751,048
       Shares of beneficial interest sold                                               650
       Interest and dividends                                                        21,142
       Expense reimbursements                                                         4,572
-------------------------------------------------------------------------------------------
   Total Assets                                                                  38,151,248
-------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Investment securities purchased                                               98,462
       Shares of beneficial interest redeemed                                       248,351
     Accrued liabilities:
       Investment advisory fees                                                      19,591
       Custodian fees                                                                20,746
       Trustees' fees                                                                   181
       Other                                                                         52,426
-------------------------------------------------------------------------------------------
   Total Liabilities                                                                439,757
-------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                             51,381,585
     Accumulated undistributed (overdistributed) net investment income                   --
     Accumulated net realized gain (loss) on investments                        (14,237,216)
     Net unrealized appreciation (depreciation) of investments                      567,122
-------------------------------------------------------------------------------------------
   Total Net Assets                                                           $  37,711,491
-------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value;
     unlimited number of shares authorized):                                      3,647,606
   Net asset value, redemption and offering price per share:                  $       10.34
-------------------------------------------------------------------------------------------
   Cost of investments                                                        $  36,794,073
===========================================================================================


                       See notes to financial statements.

       JPMORGAN SMALL COMPANY PORTFOLIO
       Statement of Operations

For the year ended December 31, 2002

   INVESTMENT INCOME:
     Interest                                                                 $      10,788
     Dividend                                                                       474,942
     Dividend income from affiliated investments*                                    40,051
     Foreign taxes withheld                                                             (98)
-------------------------------------------------------------------------------------------
   Total investment income                                                          525,683
-------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                       263,791
     Custodian fees                                                                 108,204
     Printing and postage                                                            33,901
     Professional fees                                                               48,918
     Transfer agent fees                                                             27,799
     Trustees' fees                                                                  15,560
     Other                                                                           13,349
-------------------------------------------------------------------------------------------
   Total expenses                                                                   511,522
-------------------------------------------------------------------------------------------
     Less earnings credits                                                              194
     Less expense reimbursements                                                      5,813
-------------------------------------------------------------------------------------------
       Net expenses                                                                 505,515
-------------------------------------------------------------------------------------------
   Net investment income                                                             20,168
===========================================================================================
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                              (11,305,024)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                                   53,506
===========================================================================================
     Net realized and unrealized gain (loss) on investments                     (11,251,518)
===========================================================================================
     Net increase (decrease) in net assets from operations                    $ (11,231,350)
===========================================================================================
*  Includes reimbursements of investment advisory and administration fees :   $       3,579
===========================================================================================

                       See notes to financial statements.

     JPMORGAN SMALL COMPANY PORTFOLIO
     Statement of Changes in Net Assets
     For the year ended December 31,

                                                                   2002            2001
--------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
     Net investment income                                     $      20,168   $      92,978
     Net realized gain (loss) on investments                     (11,305,024)     (2,357,433)
     Change in net unrealized appreciation/
      depreciation of investments                                     53,506        (270,171)
--------------------------------------------------------------------------------------------
      Increase (decrease) in net assets
        from operations                                          (11,231,350)     (2,534,626)
--------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                           (89,587)        (14,333)
--------------------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                  27,576,129      32,048,934
     Dividends reinvested                                             89,587          14,333
     Cost of shares redeemed                                     (21,861,878)    (19,263,613)
--------------------------------------------------------------------------------------------
      Increase (decrease) from capital
        share transactions                                         5,803,838      12,799,654
--------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                     (5,517,099)     10,250,695
--------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                          43,228,590      32,977,895
--------------------------------------------------------------------------------------------
     End of period                                             $  37,711,491   $  43,228,590
============================================================================================
   ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
     NET INVESTMENT INCOME                                     $          --   $      89,589
--------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                        2,340,412       2,477,060
     Reinvested                                                        6,468           1,093
     Redeemed                                                     (1,969,984)     (1,500,131)
--------------------------------------------------------------------------------------------
   Change in Shares                                                  376,896         978,022
============================================================================================


                       See notes to financial statements.

     JPMORGAN SMALL COMPANY PORTFOLIO
     Notes to Financial Statements

1. ORGANIZATION
JPMorgan Small Company Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

E. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

F. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

G. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                           ACCUMULATED              ACCUMULATED
                          UNDISTRIBUTED            NET REALIZED
                        (OVERDISTRIBUTED)           GAIN (LOSS)
PAID-IN CAPITAL       NET INVESTMENT INCOME       ON INVESTMENTS
----------------------------------------------------------------
$ (29,551)                 $ (20,170)               $ 49,721

The reclassifications for the Portfolio primarily relate to the character for tax purposes of return of capital and capital gain distributions received from investments in Real Estate Investment Trusts and current year net operating losses.

The tax character of distributions paid during the years ended December 31, 2001 and December 31, 2002, respectively, are as follows:

      YEAR            ORDINARY        LONG-TERM         TOTAL
      ENDED            INCOME       CAPITAL GAIN    DISTRIBUTIONS
-----------------------------------------------------------------
December 31, 2001     $ 14,333          $ --           $ 14,333
December 31, 2002       89,587            --             89,587

At December 31, 2002, the components of net assets (excluding paid-in capital) on a tax basis are as follows:

Current distributable ordinary income                       $          --
Plus/Less: cumulative timing differences                               --
                                                            -------------
Undistributed ordinary income or
  overdistribution of ordinary income                                  --
                                                            =============
Current distributable long-term capital
  gain or tax basis capital loss carryover                    (10,655,779)
Plus/Less: cumulative timing differences                       (3,498,726)
                                                            -------------
Undistributed long-term gains/ accumulated capital loss       (14,154,505)
                                                            =============
Unrealized appreciation (depreciation)                      $     484,411
                                                            =============

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of post-October loss deferrals.

At December 31, 2002, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                    AMOUNT          EXPIRATION DATE
                ------------------------------------
                $    (460,263)         12/31/2008
                   (1,392,455)         12/31/2009
                   (8,803,061)         12/31/2010
                --------------
                $ (10,655,779)
                ==============

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $3,498,726 of post-October realized losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.55% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

D. OTHER -- For the year ended December 31, 2002, the Portfolio incurred approximately $320 in brokerage commissions with affiliated broker/dealers.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002 were as follows:

                    GROSS            GROSS         NET UNREALIZED
  AGGREGATE      UNREALIZED       UNREALIZED        APPRECIATION
    COST        APPRECIATION     DEPRECIATION      (DEPRECIATION)
-------------------------------------------------------------------
$ 36,876,784      $ 980,187       $ (495,776)         $ 484,411

5. INVESTMENT TRANSACTIONS
For the year ended December, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES           SALES          PURCHASES         SALES
(EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.         OF U.S.
  GOVERNMENT)       GOVERNMENT)      GOVERNMENT      GOVERNMENT
-----------------------------------------------------------------
$ 75,555,499       $ 67,235,401       $ --             $ --

6. CONCENTRATIONS
From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN SMALL COMPANY PORTFOLIO
Financial Highlights

                                                                                             YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                               2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  13.22   $  14.38   $  16.73   $  11.86   $  13.09
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                                                   --+      0.03       0.03         --+      0.03
    Net gains or losses on securities (both realized and unrealized)            (2.86)     (1.18)     (1.93)      5.23      (0.74)
                                                                             --------   --------   --------   --------   --------
    Total from investment operations                                            (2.86)     (1.15)     (1.90)      5.23      (0.71)
                                                                             --------   --------   --------   --------   --------
  Less distributions:
    Dividends from net investment income                                         0.02       0.01       0.02       0.01       0.02
    Distributions from capital gains                                               --         --       0.43       0.35       0.15
    Distributions in excess of net realized gains                                  --         --         --         --       0.35
                                                                             --------   --------   --------   --------   --------
    Total distributions                                                          0.02       0.01       0.45       0.36       0.52
                                                                             --------   --------   --------   --------   --------
Net asset value, end of period                                               $  10.34   $  13.22   $  14.38   $  16.73   $  11.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (21.65%)    (8.03%)   (11.32%)    44.39%     (5.51%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (in thousands)                                 $ 37,711   $ 43,229   $ 32,978   $ 16,425   $  6,831
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                                 1.15%      1.15%      1.15%      1.15%      1.15%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                                                 0.05%      0.26%      0.30%      0.07%      0.28%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements and earnings credits                         1.16%      1.15%      1.32%      2.57%      3.43%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss) without reimbursements and earnings credits     0.04%      0.26%      0.13%     (1.35%)    (2.00%)
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                           162%        91%       105%       121%        67%
---------------------------------------------------------------------------------------------------------------------------------

  + Amount is less than $0.005.

                       See notes to financial statements.

    JPMorgan SMALL COMPANY PORTFOLIO
    Report of Independent Accountants

To the Trustees and Shareholders of
JPMorgan Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

    JPMORGAN SMALL COMPANY PORTFOLIO
    Trustee and Tax Letter Information (unaudited)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trust.

                        POSITION                                                 NUMBER OF PORT-       OTHER
                        HELD WITH                    PRINCIPAL                   FOLIOS IN JP MORGAN   DIRECTORSHIPS
                        JP MORGAN   TERM OF OFFICE   OCCUPATIONS                 FUND COMPLEX          HELD OUTSIDE
NAME, CONTACT           FUND        AND LENGTH OF    DURING PAST                 OVERSEEN BY           JP MORGAN FUND
ADDRESS AND AGE         COMPLEX     TIME SERVED      5 YEARS                     TRUSTEE               COMPLEX
-------------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;       Trustee     1 year           Teacher,                    7                     None
522 Fifth Avenue,                                    Township High
New York, NY 10036;                                  School, Palatine, IL;
Age 47                                               formerly Executive;
                                                     Vice President and
                                                     CFO, Galileo
                                                     International, Inc.

John R. Rettberg;       Trustee     7 years          Retired; formerly           7                     Director of Enalasys,
522 Fifth Avenue,                                    Corporate Vice                                    and Vari-Lite
New York, NY 10036;                                  President and                                     International Corp.
Age 65                                               Treasurer,
                                                     Northrop Grumman
                                                     Corp. "Northrop"

John F. Ruffle;         Trustee     7 years          Retired; formerly           7                     Trustee, The John
522 Fifth Avenue,                                    Director and                                      Hopkins University,
New York, NY 10036;                                  Vice Chairman,                                    Director of Bethlehem
Age 65                                               J.P. Morgan Chase & Co.                           Steel Corp., and
                                                                                                       American Shared
                                                                                                       Hospital Services

Kenneth Whipple, Jr.;   Trustee     7 years          Chairman and CEO            7                     Director, AB Volvo
522 Fifth Avenue,                                    of CMS Energy Corp;
New York, NY 10036;                                  formerly Executive
Age 68                                               Vice President,
                                                     Ford Motor Company,
                                                     President, Ford Financial
                                                     Services Group,
                                                     Chairman, Ford Motor
                                                     Credit Company

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER -- For corporate tax payers, 100% of the ordinary income distributions paid by the Portfolio during the fiscal year ended December 31, 2002 qualify for the corporate dividends received deduction.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

      (C)J.P. Morgan Chase & Co., 2003 All Rights Reserved. February 2003

                                                                     AN-SCP-1202

[GRAPHIC]


ANNUAL REPORT DECEMBER 31, 2002


JPMORGAN FUNDS


BOND PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

JPMorgan Bond Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            5

Financial Statements                               17

Notes to Financial Statements                      20

Financial Highlights                               28

HIGHLIGHTS

- U.S. economy sends contradictory signals.

- Uncertainty gives way to optimism.

           NOT FDIC INSURED           May lose value / No bank guarantee

      JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN BOND PORTFOLIO

PRESIDENT'S LETTER                                             FEBRUARY 10, 2003

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Series Trust II Bond Portfolio for the year ended December 31, 2002. Inside you'll find in-depth information on your Portfolio along with an update from the portfolio management team.

U.S. ECONOMY SENDS CONTRADICTORY SIGNALS

As the period began in January, the U.S. economy showed clear -- albeit mixed -- signs of recovery. Unfortunately, several factors combined to undermine it, including corporate governance issues, accounting fraud, and a series of credit downgrades in the corporate bond market. Fear and doubt overcame the earlier optimism, and the reaction in the financial markets was severe and negative.

Shifting expectations about the timing of a Fed tightening whipsawed the markets in the spring. Investor sentiment stabilized, however, when Fed officials publicly stated that they wanted to take advantage of the low inflation environment to give the economy room to grow. And when the economy began to show new signs of weakness, the Fed signaled it might ease interest rates later in the year.

UNCERTAINTY GIVES WAY TO OPTIMISM

During the second half of 2002, the fixed income markets were highly volatile as they continued to react to the declining equity markets, weaker-than-expected economic and corporate profit reports, and growing geopolitical risk. As investors moved assets into high-quality issues, Treasury yields rallied and the market value of many investment-grade bonds declined. Weak economic data supported the growing belief that the Fed would lower interest rates. In November, the Fed acted decisively, reducing rates by a full half-percent and surprising investors who had prepared for two quarter-percent interest rate cuts. At the end of 2002, the federal funds rate stood at 1.25% and the Fed had assumed a neutral bias.

Changes in Washington gave the financial markets reason for optimism in the closing months of the year. In November, Republican majorities were elected to both the House and the Senate. Investors speculated that the new balance of power could lead to additional tax cuts as well as the elimination of the double taxation of corporate dividends. Then, President Bush's resolve to reinvigorate the economy was reinforced by the resignations of Paul O'Neill (Treasury Secretary) and Larry Lindsay (Chief Economic Advisor), both seen by the financial markets as ineffective in their roles.

The coming months promise to be challenging. However, your portfolio managers have a positive outlook and are working hard to provide good performance. They continue to focus on the preservation of principal while trying to obtain the highest possible yields in this low rate environment. The portfolio management team and all of us at JPMorgan Fleming Asset Management thank you for your continued investment and anticipate serving your investment needs for many years to come.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN BOND PORTFOLIO
     As of December 31, 2002

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Series Trust II Bond Portfolio, which seeks to provide a steady stream of current income and to maintain liquidity, returned 8.80% for the year ended December 31, 2002. This compares to the 10.09% return of its benchmark index, the Salomon Smith Barney Broad Investment Grade Bond Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: Relative performance was strong through the first quarter but we were not well positioned for the sharp decline in interest rates in June. We lengthened duration, but overall our duration position had a slightly negative impact on performance. Our underweight to Treasuries and agencies was a positive when those markets sold off late in the year. Because we were well diversified, our investment-grade corporate bonds performed well during the fourth-quarter credit market rally. Detracting slightly were our investments in asset-backed and commercial mortgage-backed securities. Our investments in residential mortgage-backed securities added to performance. Although our allocations to high yield and emerging markets debt helped early in the year, they significantly detracted during May and June. Our high-quality focus was rewarded later in 2002 when our holdings in these sectors contributed modestly.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The U.S. economic recovery, robust in the first quarter of 2002, faltered during the spring. Fear and doubt overwhelmed the markets, due in part to weak economic data, negative corporate headlines, the possibility of new terrorist attacks, and geopolitical tensions. The mixed economic data, in particular, fueled concerns about the timing of the economic recovery. The Federal Reserve Board left interest rates unchanged until November, when it lowered the federal funds rate by a half percent, a larger than expected decrease and adopted a neutral bias. The market remained extremely volatile and risk persisted in both the investment-grade and high-yield sectors.

For most of the year, we held a long duration position versus the benchmark, primarily as insurance against an unexpected shock such as a terrorist attack. At year-end, we had moved to neutral. To moderate exposure to company-specific risk, we diversified our holdings in investment-grade corporate and high-yield bonds. We reduced our allocation to high yield and made selective investments in emerging markets debt. We sold some of our holdings in residential mortgage-backed securities in the third quarter, re-establishing the position when spreads widened. We trimmed our overweight to commercial mortgage-backed securities on signs of declining liquidity, increasing them again later in the year. We maintained an overweight to asset-backed securities.

Q: WHAT'S AHEAD?

A: We expect the economy to grow at about 3% in 2003, notwithstanding the geopolitical risks. In the first half of the year, interest rates should remain low, but they could edge higher in the second half. We plan to maintain our positions in investment-grade corporate bonds and high-yield debt as economic fundamentals improve and balance sheets strengthen. We also expect to hold modest overweights in asset-backed, residential and commercial mortgage-backed securities. Security selection will continue to be based on bottom-up analysis on a name-by-name basis.

                                   (UNAUDITED)

   AVERAGE ANNUAL TOTAL RETURNS

                                                      SINCE INCEPTION
                     1 YEAR     3 YEARS    5 YEARS       (1/3/95)
   ------------------------------------------------------------------
   Bond Portfolio     8.80%      8.75%       6.57%         7.58%

[CHART]

LIFE OF FUND PERFORMANCE (1/3/95 TO 12/31/02)

            JPMORGAN BOND     SALOMON SMITH BARNEY BROAD    LIPPER VARIABLE ANNUITY CORPORATE
                PORTFOLIO    INVESTMENT GRADE BOND INDEX           DEBT FUNDS A-RATED AVERAGE
  1/3/95         $ 10,000                       $ 10,000                             $ 10,000
 1/31/95         $ 10,150                       $ 10,000                             $ 10,000
 2/28/95         $ 10,320                       $ 10,234                             $ 10,225
 3/31/95         $ 10,360                       $ 10,293                             $ 10,292
 4/30/95         $ 10,489                       $ 10,434                             $ 10,435
 5/31/95         $ 10,909                       $ 10,849                             $ 10,881
 6/30/95         $ 10,998                       $ 10,925                             $ 10,963
 7/31/95         $ 10,949                       $ 10,903                             $ 10,918
 8/31/95         $ 11,089                       $ 11,028                             $ 11,065
 9/30/95         $ 11,189                       $ 11,132                             $ 11,187
10/31/95         $ 11,359                       $ 11,281                             $ 11,357
11/30/95         $ 11,519                       $ 11,457                             $ 11,539
12/31/95         $ 11,688                       $ 11,615                             $ 11,719
 1/31/96         $ 11,763                       $ 11,694                             $ 11,778
 2/29/96         $ 11,495                       $ 11,495                             $ 11,531
 3/31/96         $ 11,381                       $ 11,412                             $ 11,442
 4/30/96         $ 11,306                       $ 11,328                             $ 11,362
 5/31/96         $ 11,253                       $ 11,321                             $ 11,339
 6/30/96         $ 11,402                       $ 11,467                             $ 11,480
 7/31/96         $ 11,424                       $ 11,498                             $ 11,508
 8/31/96         $ 11,392                       $ 11,482                             $ 11,486
 9/30/96         $ 11,574                       $ 11,682                             $ 11,686
10/31/96         $ 11,821                       $ 11,945                             $ 11,946
11/30/96         $ 12,024                       $ 12,142                             $ 12,166
12/31/96         $ 11,928                       $ 12,035                             $ 12,052
 1/31/97         $ 11,939                       $ 12,082                             $ 12,079
 2/28/97         $ 12,006                       $ 12,095                             $ 12,116
 3/31/97         $ 11,865                       $ 11,973                             $ 11,975
 4/30/97         $ 12,011                       $ 12,144                             $ 12,138
 5/31/97         $ 12,135                       $ 12,258                             $ 12,248
 6/30/97         $ 12,259                       $ 12,404                             $ 12,403
 7/31/97         $ 12,619                       $ 12,740                             $ 12,762
 8/31/97         $ 12,507                       $ 12,631                             $ 12,626
 9/30/97         $ 12,687                       $ 12,817                             $ 12,829
10/31/97         $ 12,844                       $ 13,001                             $ 12,991
11/30/97         $ 12,912                       $ 13,062                             $ 13,048
12/31/97         $ 13,047                       $ 13,195                             $ 13,185
 1/31/98         $ 13,208                       $ 13,366                             $ 13,350
 2/28/98         $ 13,196                       $ 13,356                             $ 13,338
 3/31/98         $ 13,254                       $ 13,408                             $ 13,384
 4/30/98         $ 13,319                       $ 13,478                             $ 13,447
 5/31/98         $ 13,447                       $ 13,607                             $ 13,590
 6/30/98         $ 13,552                       $ 13,719                             $ 13,708
 7/31/98         $ 13,564                       $ 13,748                             $ 13,725
 8/31/98         $ 13,773                       $ 13,958                             $ 13,891
 9/30/98         $ 14,064                       $ 14,288                             $ 14,202
10/31/98         $ 13,960                       $ 14,223                             $ 14,080
11/30/98         $ 14,041                       $ 14,302                             $ 14,192
12/31/98         $ 14,093                       $ 14,346                             $ 14,250
 1/31/99         $ 14,165                       $ 14,452                             $ 14,356
 2/28/99         $ 13,922                       $ 14,199                             $ 14,057
 3/31/99         $ 14,044                       $ 14,280                             $ 14,151
 4/30/99         $ 14,090                       $ 14,327                             $ 14,197
 5/31/99         $ 13,907                       $ 14,195                             $ 14,032
 6/30/99         $ 13,822                       $ 14,147                             $ 13,963
 7/31/99         $ 13,773                       $ 14,091                             $ 13,907
 8/31/99         $ 13,749                       $ 14,081                             $ 13,877
 9/30/99         $ 13,883                       $ 14,250                             $ 14,028
10/31/99         $ 13,945                       $ 14,292                             $ 14,052
11/30/99         $ 13,970                       $ 14,291                             $ 14,065
12/31/99         $ 13,947                       $ 14,225                             $ 13,996
 1/31/00         $ 13,873                       $ 14,185                             $ 13,954
 2/29/00         $ 14,022                       $ 14,351                             $ 14,110
 3/31/00         $ 14,196                       $ 14,538                             $ 14,289
 4/30/00         $ 14,116                       $ 14,494                             $ 14,196
 5/31/00         $ 14,078                       $ 14,481                             $ 14,154
 6/30/00         $ 14,355                       $ 14,784                             $ 14,451
 7/31/00         $ 14,431                       $ 14,918                             $ 14,577
 8/31/00         $ 14,658                       $ 15,132                             $ 14,778
 9/30/00         $ 14,746                       $ 15,235                             $ 14,862
10/31/00         $ 14,809                       $ 15,332                             $ 14,917
11/30/00         $ 15,063                       $ 15,581                             $ 15,147
12/31/00         $ 15,417                       $ 15,875                             $ 15,454
 1/31/01         $ 15,708                       $ 16,137                             $ 15,723
 2/28/01         $ 15,788                       $ 16,281                             $ 15,862
 3/31/01         $ 15,828                       $ 16,365                             $ 15,938
 4/30/01         $ 15,696                       $ 16,288                             $ 15,853
 5/31/01         $ 15,790                       $ 16,396                             $ 15,950
 6/30/01         $ 15,831                       $ 16,450                             $ 15,995
 7/31/01         $ 16,140                       $ 16,830                             $ 16,356
 8/31/01         $ 16,327                       $ 17,015                             $ 16,523
 9/30/01         $ 16,407                       $ 17,224                             $ 16,642
10/31/01         $ 16,744                       $ 17,572                             $ 16,961
11/30/01         $ 16,583                       $ 17,330                             $ 16,756
12/31/01         $ 16,485                       $ 17,228                             $ 16,647
 1/31/02         $ 16,614                       $ 17,364                             $ 16,764
 2/28/02         $ 16,742                       $ 17,530                             $ 16,898
 3/31/02         $ 16,529                       $ 17,241                             $ 16,627
 4/30/02         $ 16,808                       $ 17,569                             $ 16,897
 5/31/02         $ 16,923                       $ 17,718                             $ 17,032
 6/30/02         $ 16,908                       $ 17,849                             $ 17,110
 7/31/02         $ 17,024                       $ 18,062                             $ 17,247
 8/31/02         $ 17,382                       $ 18,378                             $ 17,539
 9/30/02         $ 17,625                       $ 18,670                             $ 17,800
10/31/02         $ 17,583                       $ 18,586                             $ 17,670
11/30/02         $ 17,611                       $ 18,582                             $ 17,718
12/31/02         $ 17,938                       $ 18,969                             $ 18,072

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Salomon Smith Barney Broad Investment Grade Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Average from January 3, 1995 to December 31, 2002. The performance of the portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

                                   (UNAUDITED)

     JPMORGAN BOND PORTFOLIO
     Portfolio of Investments

As of December 31, 2002

     SHARES  ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 72.8%

             PREFERRED STOCK -- 0.0%^
             Financial Services -- 0.0% ^
        100  Home Ownership Funding Corp., 13.33%,
               12/30/06, SDR, #
             (Cost $100,104)                                         $    61,959

  PRINCIPAL
   AMOUNT
    (USD)
             U.S. TREASURY SECURITIES -- 19.2%
             U.S. Treasury Notes & Bonds,
$ 1,200,000    3.00%, 01/31/04 @ +                                     1,222,313
    120,000    2.25%, 07/31/04 +                                         121,575
    125,000    5.75%, 11/15/05 +                                         138,179
    165,000    3.50%, 11/15/06 +                                         171,703
    265,000    4.38%, 05/15/07 +                                         284,564
    545,000    3.25%, 08/15/07 +                                         558,497
    115,000    5.00%, 08/15/11 +                                         126,105
     50,000    4.38%, 08/15/12 +                                          52,264
    150,000    4.00%, 11/15/12 +                                         152,121
    245,000    8.00%, 11/15/21 +                                         341,373
  8,130,000    7.25%, 08/15/22 +                                      10,580,748
  8,385,000    6.88%, 08/15/25 +                                      10,605,390
    150,000    6.75%, 08/15/26 @ +                                       187,670
    105,000    5.38%, 02/15/31 +                                         114,466
             -------------------------------------------------------------------
             Total U.S. Treasury Securities
             (Cost $24,044,129)                                       24,656,968
             -------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY SECURITIES -- 2.4%
    300,000  Federal Home Loan Mortgage Corp., 6.25%,
               07/15/32 +                                                339,848
             Federal National Mortgage Association,
      1,000    7.00%, 07/15/05 +                                           1,121
    155,000    6.63%, 11/15/10 +                                         181,989
  1,760,000    4.38%, 09/15/12 +                                       1,764,865
    615,000    7.13%, 01/15/30 +                                         758,936
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities
             (Cost $2,871,535)                                         3,046,759
             -------------------------------------------------------------------
             FOREIGN GOVERNMENT SECURITIES -- 0.7%
    180,000  Province of Quebec (Canada), 7.50%, 09/15/29                224,486
    150,000  Region of Lombardy (Italy), 5.80%, 10/25/32                 156,000
     63,246  Republic of Colombia (Colombia), 9.75%, 04/09/11             65,301
             Russian Federation (Russia),
     15,000    10.00%, 06/26/07                                           17,063
     25,000    8.25%, 03/31/10                                            26,438
     70,000    5.00%, 03/31/30, SUB                                       55,563

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             United Mexican States (Mexico),
$    80,000    8.50%, 02/01/06, MTN                                  $    90,600
     80,000    7.50%, 01/14/12                                            85,920
     65,000    11.38%, 09/15/16                                           87,100
     50,000    8.13%, 12/30/19                                            52,750
     80,000    8.30%, 08/15/31, MTN                                       84,400
             -------------------------------------------------------------------
             Total Foreign Government Securities
             (Cost $891,166)                                             945,621
             -------------------------------------------------------------------
             CORPORATE NOTES & BONDS -- 14.9%
             ADVERTISING -- 0.0% ^
     20,000  RH Donnelley Finance Corp. I, 8.88%, 12/15/10, #             21,400

             AEROSPACE -- 0.1%
     35,000  Northrop Grumman Corp., 7.75%, 02/15/31                      41,960
     80,000  Raytheon Co., 6.55%, 03/15/10                                86,713
                                                                     -----------
                                                                         128,673
             AIRLINES -- 0.4%
    503,097  US Airways, Inc., 7.08%, 03/20/21, Ser. 2001-1              519,510

             AUTOMOTIVE -- 1.3%
    100,000  DaimlerChrysler N.A. Holding Corp.,
               7.75%, 01/18/11 +                                         114,241
     45,000  Ford Motor Co., 7.45%, 07/16/31                              39,144
             Ford Motor Credit Co.,
    710,000    7.88%, 06/15/10                                           714,446
    110,000    7.38%, 02/01/11                                           106,963
             General Motors Acceptance Corp.,
    210,000    6.88%, 09/15/11                                           209,425
    100,000    8.00%, 11/01/31                                           100,545
    325,000  General Motors Corp., 7.20%, 01/15/11                       326,362
                                                                     -----------
                                                                       1,611,126
             BANKING -- 2.6%
     90,000  Abbey National Capital Trust I, 8.96%, 12/31/49,
               FRN +                                                     111,583
    250,000  ABN-AMRO North American Holding Preferred
             Capital Repackage Trust I, 6.52%, 12/29/49, FRN, # +
             Bank of America Corp.,                                      256,335
    375,000    7.40%, 01/15/11 +                                         441,736
     60,000    4.88%, 09/15/12 +                                          60,647
    140,000  Bank One Corp., 7.88%, 08/01/10 +                           167,791
             Barclays Bank PLC (United Kingdom),
     95,000    6.86%, 9/29/49, FRN, # +                                   97,328
    150,000    8.55%, 9/29/49, FRN, # +                                  183,104
    220,000  BNP Paribas Capital Trust, 9.00%, 12/31/49, FRN, #+         268,780
    105,000  ForeningsSparbanken AB (Sweden), 9.00%,
               12/31/49, FRN, #                                          123,363
    125,000  KBC Bank Fund Trust III, 9.86%, 12/31/49, FRN, #            151,871
    255,000  Regions Financial Corp., 7.00%, 03/01/11                    292,217

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             BANKING -- CONTINUED
             Royal Bank of Scotland Group PLC
                (United Kingdom),
$    55,000    7.65%, 8/31/49, FRN                                   $    63,658
    385,000    7.82%, 11/29/49, Ser. 3                                   434,465
     60,000  Standard Chartered Bank (United Kingdom), 8.00%,
               05/30/31, #                                                70,016
    145,000  SunTrust Banks, Inc., 6.38%, 04/01/11                       161,704
    115,000  U.S. Bank N.A., 6.38%, 08/01/11                             128,979
     85,000  Washington Mutual, Inc., 4.38%, 01/15/08                     86,612
             Wells Fargo & Co.,
    140,000    5.13%, 09/01/12                                           144,782
     75,000    5.00%, 11/15/14                                            75,755
                                                                     -----------
                                                                       3,320,726
             BROADCASTING/CABLE -- 0.2%
     35,000  British Sky Broadcasting PLC (United Kingdom)
               (Yankee), 8.20%, 07/15/09 +                                37,800
     85,000  Comcast Cable Communications, Inc., 7.13%,
               06/15/13 +                                                 90,462
             COX Communications, Inc.,
    110,000    7.75%, 08/15/06 +                                         122,931
     30,000    7.13%, 10/01/12 +                                          33,322
                                                                     -----------
                                                                         284,515
             BUSINESS SERVICES -- 0.2%
    160,000  Cendant Corp., 7.75%, 12/01/03 +                            164,053
     35,000  Iron Mountain, Inc., 8.63%, 04/01/13                         36,575
                                                                     -----------
                                                                         200,628
             CHEMICALS -- 0.1%
     85,000  The Dow Chemical Co., 7.38%, 11/01/29 +                      91,977

             CONSTRUCTION -- 0.0% ^
     35,000  D.R. Horton, Inc., 8.50%, 04/15/12 +                         35,175

             DIVERSIFIED -- 0.5%
             General Electric Capital Corp.,
    460,000    5.88%, 02/15/12, Ser. A, MTN                              491,780
    110,000    6.75%, 03/15/32, Ser. A, MTN                              121,615
     20,000  Tyco International Group SA (Luxembourg)
               (Yankee), 6.38%, 10/15/11                                  18,700
                                                                     -----------
                                                                         632,095
             ENVIRONMENTAL SERVICES -- 0.0% ^
     40,000  Allied Waste North America, 10.00%, 08/01/09,
               Ser. B +                                                   39,700

             FINANCIAL SERVICES -- 3.1%
             American General Finance Corp.,
     45,000    4.50%, 11/15/07, Ser. H, MTN +                             46,329
    110,000    5.38%, 10/01/12, Ser. H, MTN +                            112,437
    140,000  CIT Group, Inc., 7.75%, 04/02/12 +                          157,242
    435,000  Citigroup, Inc., 7.25%, 10/01/10 +                          504,978

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- CONTINUED
$   180,000  Countrywide Home Loans, Inc., 5.63%, 05/15/07,
               Ser. K, MTN +                                         $   192,532
             Credit Suisse First Boston USA, Inc.,
     15,000    6.13%, 11/15/11 +                                          15,651
     95,000    6.50%, 01/15/12 +                                         101,532
     50,000    7.13%, 07/15/32 +                                          53,115
             Goldman Sachs Group, Inc.,
    105,000    6.60%, 01/15/12                                           116,024
     30,000    5.70%, 09/01/12                                            31,201
             Household Finance Corp.,
     80,000    8.00%, 07/15/10                                            91,536
    295,000    6.75%, 05/15/11                                           317,290
     45,000    7.00%, 05/15/12                                            49,288
     75,000    6.38%, 11/27/12                                            78,295
             HSBC Capital Funding LP (Channel Islands),
    105,000    10.18%, 12/29/49, FRN, #                                  147,325
     50,000    9.55%, 12/31/49, FRN, #                                    61,496
    125,000  ING Capital Funding Trust III, 8.44%, 12/31/49,
               FRN                                                       145,355
    150,000  John Hancock Funds, 6.50%, 03/01/11, #                      162,296
    100,000  Lehman Brothers Holdings, Inc., 6.63%, 01/18/12             110,683
    250,000  Morgan Stanley, 6.60%, 04/01/12                             277,079
     85,000  PEMEX Project Funding Master Trust (Mexico),
               8.50%, 02/15/08                                            94,886
     90,000  Prudential Holdings LLC, 8.70%, 12/18/23, #                 104,139
             Targeted Return Index (TRAINS),
    192,360    5.94%, 01/25/07, Ser. 2002-5, FRN, #                      204,300
    367,920    6.96%, 01/15/12, Ser. 2002-10, FRN, #                     414,326
    205,000  UBS Preferred Funding Trust I, 8.62%, 10/29/49,
               FRN                                                       247,792
    135,000  Washington Mutual Bank FA, 6.88%, 06/15/11                  151,373
                                                                     -----------
                                                                       3,988,500
             FOOD/BEVERAGE PRODUCTS -- 0.3%
     30,000  Ahold Finance USA, Inc., 6.88%, 05/01/29 +                   27,730
    110,000  Archer Daniels Midland Co., 5.94%, 10/01/32 +               109,759
     80,000  ConAgra Foods, Inc., 6.75%, 09/15/11 +                       90,973
     50,000  Kellogg Co., 6.60%, 04/01/11                                 56,312
     90,000  Kraft Foods, Inc., 6.25%, 06/01/12                          100,644
                                                                     -----------
                                                                         385,418
             HOTELS/OTHER LODGING -- 0.0% ^
     35,000  MGM Mirage, Inc., 8.38%, 02/01/11                            37,713

             INSURANCE -- 0.4%
     75,000  AIG SunAmerica Global Financing IX, 6.90%,
               03/15/32, # +                                              87,243
    145,000  AXA (France), 8.60%, 12/15/30 +                             165,642
    175,000  Metlife, Inc., 6.13%, 12/01/11                              188,889
             Nationwide Financial Services,
     40,000    6.25%, 11/15/11                                            41,715
     35,000    5.90%, 07/01/12                                            35,687

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
$    55,000  UnumProvident Corp., 7.38%, 06/15/32                    $    46,347
                                                                     -----------
                                                                         565,523
             MACHINERY & ENGINEERING EQUIPMENT -- 0.1%
     65,000  Deere & Co., 6.95%, 04/25/14 +                               76,577

             MULTI-MEDIA -- 0.4%
    345,000  AOL Time Warner, Inc., 7.63%, 04/15/31 +                    354,585
     45,000  News America, Inc., 7.13%, 04/08/28                          43,893
     55,000  Viacom, Inc., 7.88%, 07/30/30                                68,466
                                                                     -----------
                                                                         466,944
             OIL & GAS -- 1.1%
     35,000  Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
               11/01/31 +                                                 41,081
     60,000  Amerada Hess Corp., 7.88%, 10/01/29 +                        69,371
     85,000  Anadarko Finance Co., 6.75%, 05/01/11, Ser. B +              95,776
    140,000  Anadarko Petroleum Corp., 6.13%, 03/15/12 +                 153,209
     35,000  Chesapeake Energy Corp., 8.13%, 04/01/11 +                   36,050
    135,000  Conoco Funding Co. (Canada), 7.25%, 10/15/31 +              158,183
     60,000  ConocoPhillips, 5.90%, 10/15/32, # +                         59,659
    150,000  Devon Financing Corp., ULC, 7.88%, 09/30/31 +               176,658
    150,000  Lasmo USA, Inc., 7.30%, 11/15/27                            177,013
    145,000  Occidental Petroleum Corp., 7.65%, 02/15/06                 164,095
     75,000  Transocean, Inc., 6.63%, 04/15/11                            82,582
    145,000  Valero Energy Corp., 6.88%, 04/15/12                        151,004
                                                                     -----------
                                                                       1,364,681
             PACKAGING -- 0.0% ^
     35,000  Owens-Brockway Glass Container, Inc., 8.88%,
               02/15/09                                                   36,050

             PAPER/FOREST PRODUCTS -- 0.3%
     65,000  International Paper Co., 6.75%, 09/01/11                     72,326
     10,000  MeadWestvaco Corp., 6.85%, 04/01/12                          11,096
             Westvaco Corp.,
     15,000    8.20%, 01/15/30                                            17,792
     65,000    7.95%, 02/15/31                                            75,679
             Weyerhaeuser Co.,
    130,000    6.75%, 03/15/12                                           141,744
    115,000    7.38%, 03/15/32                                           124,721
                                                                     -----------
                                                                         443,358
             PIPELINES -- 0.2%
     30,000  Kinder Morgan Energy Partners LP, 7.40%,
               03/15/31                                                   32,480
    110,000  Kinder Morgan, Inc., 6.50%, 09/01/12                        114,958
     40,000  TransCanada Pipelines LTD (Canada) (Yankee),
               8.63%, 05/15/12                                            49,622
                                                                     -----------
                                                                         197,060

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST-- 0.0%^
$    35,000  Host Marriott LP, 9.50%, 01/15/07, Ser. I               $    35,525

             RETAILING -- 0.4%
     55,000  Albertson's, Inc., 7.50%, 02/15/11 +                         63,278
     40,000  Federated Department Stores, Inc., 7.00%,
               02/15/28                                                   42,098
             Kroger Co.,
     35,000    6.80%, 04/01/11                                            38,366
     55,000    8.00%, 09/15/29                                            64,988
     95,000    7.50%, 04/01/31                                           106,266
     60,000  Lowe's Companies, Inc., 6.88%, 02/15/28                      66,835
    120,000  Safeway, Inc., 6.50%, 03/01/11                              130,637
     45,000  Sears Roebuck Acceptance Corp., 7.00%,
               06/01/32                                                   37,723
     25,000  The May Department Stores Co., 6.90%, 01/15/32               25,996
                                                                     -----------
                                                                         576,187
             SEMI-CONDUCTORS -- 0.0%^
     30,000  Fairchild Semiconductor International, Inc., 10.50%,
               02/01/09 +                                                 32,400

             SHIPPING/TRANSPORTATION -- 0.6%
             Burlington Northern Santa Fe Corp.,
     55,000    6.75%, 07/15/11 +                                          62,431
     80,000    7.08%, 05/13/29 +                                          90,916
    185,000  CSX Corp., 6.75%, 03/15/11 +                                206,525
    160,000  Norfolk Southern Corp., 6.75%, 02/15/11                     181,101
     50,000  Teekay Shipping Corp. (Bahamas), 8.88%,
               07/15/11                                                   51,313
             Union Pacific Corp.,
     90,000    6.50%, 04/15/12                                           101,121
     55,000    6.63%, 02/01/29                                            60,349
                                                                     -----------
                                                                         753,756
             STEEL -- 0.0%^
     35,000  AK Steel Corp., 7.75%, 06/15/12, # +                         35,263

             TELECOMMUNICATIONS -- 2.0%
     13,000  AT&T Broadband Corp., 8.38%, 03/15/13 +                      14,767
             AT&T Corp.,
      1,000    6.00%, 03/15/09 +                                             999
    170,000    6.50%, 03/15/13 +                                         170,532
     20,000    8.00%, 11/15/31 +                                          22,045
             AT&T Wireless Services, Inc.,
    110,000    7.88%, 03/01/11 +                                         110,550
     20,000    8.13%, 05/01/12 +                                          20,100
    185,000  British Telecom PLC (United Kingdom), 8.37%,
               12/15/10, SUB +                                           221,795
    105,000  Cingular Wireless LLC, 6.50%, 12/15/11 +                    113,256
     90,000  Citizens Communications Co., 9.25%, 05/15/11 +              107,191
     80,000  Deutsche Telekom International Finance BV (The
               Netherlands), 8.75%, 06/15/30, SUB +                       92,412

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             TELECOMMUNICATIONS -- CONTINUED
$    35,000  EchoStar DBS Corp., 9.38%, 02/01/09 +                   $    37,013
    110,000  France Telecom SA (France), 9.25%, 03/01/11,
               SUB                                                       127,190
     60,000  Koninklijke KPN NV (The Netherlands), 8.00%,
               10/01/10                                                   70,265
    145,000  SBC Communications, Inc., 5.88%, 08/15/12                   156,577
             Sprint Capital Corp.,
    220,000    6.00%, 01/15/07                                           207,900
     15,000    8.75%, 03/15/32                                            14,250
    205,000  TCI Communications, Inc., 7.88%, 02/15/26                   210,843
    160,000  Telefonica Europe BV (The Netherlands), 7.75%,
               09/15/10                                                  184,962
             Verizon Global Funding Corp.,
     85,000    7.38%, 09/01/12                                            97,796
    115,000    7.75%, 12/01/30                                           133,924
    275,000  Verizon New York, Inc., 6.88%, 04/01/12, Ser. A             308,931
     80,000  Vodafone Group PLC (United Kingdom), 7.88%,
               02/15/30                                                   96,413
                                                                     -----------
                                                                       2,519,711
             UTILITIES -- 0.6%
     35,000  Constellation Energy Group, Inc., 7.00%, 04/01/12 +          36,785
    210,000  Dominion Resources, Inc., 8.13%, 06/15/10, Ser.A +          244,315
     75,000  Duke Energy Corp., 6.25%, 01/15/12 +                         78,275
     70,000  MidAmerican Energy Holdings Co., 6.75%, 12/30/31             72,851
    105,000  National Rural Utilities Cooperative Finance Corp.,
               7.25%, 03/01/12, Ser. C, MTN                              120,426
    110,000  Pepco Holdings, Inc., 6.45%, 08/15/12, #                    116,482
     60,000  Progress Energy, Inc., 6.85%, 04/15/12                       65,698
                                                                     -----------
                                                                         734,832
             -------------------------------------------------------------------
             Total Corporate Notes & Bonds
             (Cost $17,909,392)                                       19,135,023
             -------------------------------------------------------------------
             RESIDENTIAL MORTGAGE BACKED SECURITIES -- 29.9%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
    200,000  SACO I, Inc., 7.00%, 08/25/36, Ser. 1997-2,
               Class 1A5, # +                                            207,500

             MORTGAGE BACKED PASS-THROUGH SECURITIES -- 29.7%
             Federal Home Loan Mortgage Corp.,
  1,510,000    6.90%, 12/01/10, Gold Pool W10004 +                     1,732,489
     43,744    6.00%, 04/01/11, Gold Pool E63898 +                        46,169
    800,000    6.00%, 01/15/18, Gold Pool, TBA                           836,250
  1,000,000    6.00%, 01/15/33, Gold Pool, TBA                         1,033,750

                       See notes to financial statements.

As of December 31, 2002

  PRINCIPAL
   AMOUNT
    (USD)                                                                  VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MORTGAGE BACKED PASS-THROUGH SECURITIES -- CONTINUED
             Federal National Mortgage Association,
$    22,047    8.50%, 05/01/09, Pool 288667 +                        $    23,512
  2,000,000    5.50%, 01/25/18, TBA                                    2,071,876
  1,000,000    6.00%, 01/25/18, TBA                                    1,045,000
  2,945,288    7.00%, 08/01/32, Pool 660135 +                          3,097,880
  9,500,000    6.50%, 01/15/33, TBA                                    9,888,910
 10,075,000    6.00%, 01/25/33, TBA                                   10,411,887
  5,000,000    5.50%, 02/25/33, TBA                                    5,076,560
             Government National Mortgage Association,
    104,637    7.00%, 08/15/12, Pool 423095                              112,404
  2,500,000    6.00%, 01/15/33, TBA                                    2,600,000
                                                                     -----------
                                                                      37,976,687
             -------------------------------------------------------------------
             Total Residential Mortgage Backed Securities
             (Cost $37,641,208)                                       38,184,187
             -------------------------------------------------------------------
             COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.2%
  1,000,000  Deutsche Mortgage & Asset Receiving Corp.,
               6.54%, 06/15/31, Ser. 1998-C1, Class A2 +               1,098,674
             LB Commercial Conduit Mortgage Trust,
    225,000    6.40%, 02/18/30, Ser. 1998-C1, Class A2                   244,298
    181,852    7.11%, 10/15/32, Ser. 1999-C2, Class A1                   200,703
  2,125,000  PNC Mortgage Acceptance Corp., 7.61%, 02/15/10,
               Ser. 2000-C1, Class A2                                  2,523,135
             -------------------------------------------------------------------
             Total Commercial Mortgage Backed Securities
             (Cost $3,520,054)                                         4,066,810
             -------------------------------------------------------------------
             ASSET BACKED SECURITIES-- 2.5%
    310,000  Citibank Credit Card Master Trust I, 0.00%,
               08/15/06, Ser. 1997-6, Class A, PO +                      301,508
    164,085  Ford Credit Auto Owner Trust, 6.62%, 07/15/04, Ser.
               2000-G, Class A4                                          166,654
    780,000  Household Automotive Trust, 4.37%, 12/17/08, Ser.
               2001-3, Class A4                                          814,585
             Sears Credit Account Master Trust,
    262,500    6.05%, 01/15/08, Ser. 1995-5, Class A                     268,981
  1,607,083    7.00%, 07/15/08, Ser. 1996-3, Class A                   1,671,931
             -------------------------------------------------------------------
             Total Asset Backed Securities
             (Cost $3,140,978)                                         3,223,659
--------------------------------------------------------------------------------
             Total Long-Term Investments
             (Cost $90,118,566)                                       93,320,986
--------------------------------------------------------------------------------

                       See notes to financial statements.

As of December 31, 2002

    UNITS                                                                  VALUE
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS - 27.2%

             OPTIONS-- 0.1%
  4,300,000  Put Option on Interest Rate Swap, expiring
             03/06/03. If exercised: JPMorgan pays fixed (3.63%)
             and receives 3 month LIBOR. Swap expires 03/10/08,
             European Style                                        $      23,684
  4,000,000  Put Option on Interest Rate Swap, expiring
             03/06/03. If exercised: JPMorgan pays fixed (3.69%)
             and receives 3 month LIBOR. Swap expires 03/10/08,
             European Style                                               17,600
  1,500,000  Put Option on Interest Rate Swap, expiring 3/06/03.
             If exercised: JPMorgan pays fixed (3.31%) and
             receives 3 month LIBOR. Swap expires 3/10/08,
             European Style                                               16,523
  2,500,000  Put Option on Interest Rate Swap, expiring 6/23/03.
             If exercised: JPMorgan pays fixed (3.72%) and
             receives 3 month LIBOR. Swap expires 6/25/08,
             European Style                                               37,250
  1,030,000  Put Option on Interest Rate Swap, expiring 6/23/03.
             If exercised: JPMorgan pays fixed (5.38%) and
             receives 3 month LIBOR. Swap expires 6/25/33,
             European Style                                               38,728
  1,250,000  Put Option on U.S. Treasury Note, 3.25%, 8/15/07,
             strike price of 101.93, expiring 1/7/03,
             European Style                                                1,172
             -------------------------------------------------------------------
             Total Options
             (Cost $234,410)                                             134,957
             -------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
    (USD)
             U.S. GOVERNMENT AGENCY SECURITIES -- 8.5%
$   877,000  Federal Home Loan Bank, 0.75%, 01/02/03, DN +               876,963
             Federal Home Loan Mortgage Corp.,
  1,315,000    1.27%, 02/04/03, DN +                                   1,313,376
  6,971,000    1.27%, 02/27/03, DN +                                   6,957,638
  1,710,000  Federal National Mortgage Association, 1.29%,
               04/25/03, DN +                                          1,703,666
             -------------------------------------------------------------------
             Total U.S. Government Agency Securities
             (Cost $10,850,402)                                       10,851,643
             -------------------------------------------------------------------

   SHARES
             MONEY MARKET FUND -- 18.6%
 23,851,976  JPMorgan Prime Money Market Fund (a) +
             (Cost $23,851,976)                                       23,851,976
--------------------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $34,936,788)                                       34,838,576
--------------------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $125,055,354)                                   $ 128,159,562
--------------------------------------------------------------------------------

                       See notes to financial statements.

As of December 31, 2002

FUTURES CONTRACTS
------------------------------------------------------------------------------------
                                                           NOTIONAL      UNREALIZED
   NUMBER                                                  VALUE AT     APPRECIATION
    OF                                  EXPIRATION         12/31/02    (DEPRECIATION)
  CONTRACTS  DESCRIPTION                   DATE              (USD)         (USD)
------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
       9     Eurodollar                 March, 2003      $  2,220,300  $      63,376
       9     Eurodollar                 June, 2003          2,219,288         74,413
       9     Eurodollar                 September, 2003     2,215,688         79,375
       9     Eurodollar                 December, 2003      2,210,063         80,800
       9     Eurodollar                 March, 2004         2,202,413         77,476
       9     Eurodollar                 June, 2004          2,193,863         42,476
       9     Eurodollar                 September, 2004     2,186,550         14,575
       9     Eurodollar                 December, 2004      2,179,800         12,238

             SHORT FUTURES OUTSTANDING
    (145)    Treasury Bonds             March, 2003       (16,339,688)      (400,329)
     (16)    5 Year Treasury Notes      March, 2003        (1,812,000)       (44,822)
     (44)    10 Year Treasury Notes     March, 2003        (5,062,063)      (116,133)

OPTIONS
------------------------------------------------------------------------------------
UNITS          PUT OPTIONS WRITTEN                                             VALUE
------------------------------------------------------------------------------------
(2,000,000)    Put Option on FNMA, 30 Year Fixed, 6.00%,
               strike price of 101.73, expiring 1/7/03,
               European Style                                          $         (78)
(8,000,000)    Put Option on FNMA, 30 Year Fixed, 6.00%,
               strike price of 102.07, expiring 3/6/03,
               European Style                                                (46,562)
(7,000,000)    Put Option on FNMA, 30 Year Fixed, 6.00%,
               strike price of 101.95, expiring 3/6/03,
               European Style                                                (19,688)
(2,950,000)    Put Option on Interest Rate Swap, expiring
               6/23/03. If exercised: JPMorgan pays 3 month LIBOR
               and receives fixed (4.63%). Swap expires 6/25/13,             (78,027)
               European Style
(2,000,000)    Put Option on FNMA, 30 Year Fixed, 5.50%, strike
               price of 101.28, expiring 3/6/03, European Style              (18,516)
               ---------------------------------------------------------------------
               Total Put Options Written                               $    (162,871)
               ---------------------------------------------------------------------

                       See notes to financial statements.

As of December 31, 2002

SWAP CONTRACTS
--------------------------------------------------------------------------------------
                                                          UNDERLYING      UNREALIZED
                                             EXPIRATION    NOTIONAL      APPRECIATION
DESCRIPTION                                     DATE        VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------------
Interest Rate Swap with Goldman Sachs
Capital Markets, swap price lock on
U.S. Treasury Note, 2.00%, 11/30/04,
price less 99.67, JPMorgan receives
positive, pays negative                       01/06/03   $ 11,509,000    $     132,333

Interest Rate Swap with Goldman Sachs
Capital Markets, swap spread lock on
5 Year Swap Spread, Mid Market
spread less 47.30 bps, pays at maturity,
JPMorgan receives positive, pays
negative                                      01/06/03      9,000,000           (2,480)

Interest Rate Swap with Deutsche Bank
New York, swap price lock on U.S.
Treasury Note, 3.25%, 8/15/07, price
less 100.78, JPMorgan pays positive,
receives negative                             01/06/03      4,855,000          (81,101)

Interest Rate Swap with Citibank, swap
rate lock on 5 Year Forward Contract,
rate less 3.69, JPMorgan receives positive,
pays negative                                 01/07/03      5,215,000         (115,580)

Interest Rate Swap with Lehman
Brothers Special Financing, swap price
lock on U.S. Treasury Note, 3.00%,
11/15/07, price less 101.05, JPMorgan
receives positive, pays negative              01/29/03      2,450,000              275

Interest Rate Swap with Lehman
Brothers Special Financing, swap price
lock on 30 Year FNMA, 5.50%, price less
101.09, JPMorgan receives positive,
pays negative                                 02/06/03      6,000,000           25,313

Interest Rate Swap with Citibank, swap
price lock on 30 Year FNMA, 5.50%,
price less 100.78, JPMorgan receives
positive, pays negative                       02/06/03      6,000,000           42,188

                       See notes to financial statements.

Abbreviations:
#      -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@      -- Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
+      -- All or a portion of this security is segregated for TBA, when issued, delayed delivery securities, options or swaps.
^      -- Amount rounds to less than 0.1%.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
bps    -- Basis points.
DN     -- Discount Note. The rate shown is the effective yield at the date of purchase.
FNMA   -- Federal National Mortgage Association.
FRN    -- Floating Rate Note. The rate shown is the rate in effect as of
          December 31, 2002.
LIBOR  -- London Interbank Offered Rate.
MTN    -- Medium Term Note.
PO     -- Principal Only.
SDR    -- Step Down Rate. The dividend rate shown is the rate in effect as of
          December 31, 2002.
Ser.   -- Series.
SUB    -- Step-Up Bond. The rate shown is the rate in effect as of December 31,
          2002.
TBA    -- To be announced.
USD    -- United States Dollar.

                       See notes to financial statements.

     JPMORGAN BOND PORTFOLIO
     Statement of Assets and Liabilities

As of December 31, 2002

   ASSETS:
---------------------------------------------------------------------------------------------------
     Investment securities, at value                                            $   128,159,562
     Cash                                                                                41,986
     Receivables:
       Investment securities sold                                                     7,119,063
       Shares of beneficial interest sold                                                 2,431
       Interest and dividends                                                           935,416
       Variation Margin                                                                  72,863
       Unrealized appreciation on open swap contracts                                   200,109
---------------------------------------------------------------------------------------------------
   Total Assets                                                                     136,531,430
---------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Outstanding options written, at fair value                                       162,871
       Investment securities purchased                                               39,655,147
       Shares of beneficial interest redeemed                                           222,001
       Unrealized depreciation on open swap contracts                                   199,161
     Accrued liabilities:
       Investment advisory fees                                                          24,235
       Custodian fees                                                                    17,762
       Trustees' fees                                                                        26
       Other                                                                             64,829
---------------------------------------------------------------------------------------------------
   Total Liabilities                                                                 40,346,032
---------------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                                 87,965,737
     Accumulated undistributed (overdistributed) net investment income                3,143,220
     Accumulated net realized gain (loss) on investments, futures,
      foreign exchange transactions, options and swaps                                2,017,641
     Net unrealized appreciation (depreciation) of investments, futures,
      options and swaps                                                               3,058,800
---------------------------------------------------------------------------------------------------
   Total Net Assets                                                             $    96,185,398
---------------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value;
     unlimited number of shares authorized):                                          7,671,016
   Net asset value, redemption and offering price per share:                    $         12.54
---------------------------------------------------------------------------------------------------
   Cost of investments                                                          $   125,055,354
---------------------------------------------------------------------------------------------------
   Premiums received from options written                                       $       233,070
---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN BOND PORTFOLIO
     Statement of Operations

For the year ended December 31, 2002

   INVESTMENT INCOME:
     Interest                                                                   $     3,420,937
     Dividend                                                                            16,664
     Dividend income from affiliated investments*                                       352,169
---------------------------------------------------------------------------------------------------
   Total investment income                                                            3,789,770
---------------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                           268,108
     Administration fees                                                                109,209
     Custodian fees                                                                     110,260
     Printing and postage                                                                39,593
     Professional fees                                                                   70,433
     Transfer agent fees                                                                 21,771
     Trustees' fees                                                                      31,375
     Other                                                                               22,672
---------------------------------------------------------------------------------------------------
   Total expenses                                                                       673,421
---------------------------------------------------------------------------------------------------
     Less earnings credits                                                                3,019
---------------------------------------------------------------------------------------------------
       Net expenses                                                                     670,402
---------------------------------------------------------------------------------------------------
   Net investment income                                                              3,119,368
---------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                                    2,159,387
       Futures                                                                         (200,027)
       Written options                                                                  138,359
       Swaps                                                                            256,402
     Change in net unrealized appreciation/depreciation of:
       Investments                                                                    2,269,521
       Futures                                                                         (149,139)
       Written options                                                                   70,199
       Swaps                                                                                948
---------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
      futures, options and swaps                                                      4,545,650
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from operations                        $     7,665,018
---------------------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory and
     administration fees:                                                       $        32,276
---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN BOND PORTFOLIO
     Statement of Changes in Net Assets
     For the year ended December 31,

                                                                                     2002              2001
---------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
     Net investment income                                                      $     3,119,368  $    4,658,727
     Net realized gain (loss) on investments, futures,
       options and swaps                                                              2,354,121       2,103,416
     Change in net unrealized appreciation/depreciation
       of investments, futures, options and swaps                                     2,191,529      (1,209,875)
---------------------------------------------------------------------------------------------------------------------
       Increase (decrease) in net assets from operations                              7,665,018       5,552,268
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                             (637,879)     (5,266,552)
     Net realized gain on investment transactions                                            --        (777,238)
---------------------------------------------------------------------------------------------------------------------
       Total distributions to shareholders                                             (637,879)     (6,043,790)
---------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                                     38,866,446      58,299,464
     Dividends reinvested                                                               637,879       6,043,790
     Cost of shares redeemed                                                        (31,869,723)    (61,006,310)
---------------------------------------------------------------------------------------------------------------------
       Increase (decrease) from capital share transactions                            7,634,602       3,336,944
---------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                       14,661,741       2,845,422
---------------------------------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                                             81,523,657      78,678,235
---------------------------------------------------------------------------------------------------------------------
     End of period                                                              $    96,185,398  $   81,523,657
---------------------------------------------------------------------------------------------------------------------
   ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                                        $     3,143,220  $      637,860
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                                           3,262,006       4,857,785
     Reinvested                                                                          54,380         523,930
     Redeemed                                                                        (2,670,679)     (5,112,745)
---------------------------------------------------------------------------------------------------------------------
       Change in Shares                                                                 645,707         268,970
---------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN BOND PORTFOLIO
     Notes to Financial Statements

1. ORGANIZATION

JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Valuations may be based upon current market prices of securities, which are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

C. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

The Portfolio invests in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2002, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

As of December 31, 2002, the Portfolio had no open forward foreign currency exchange contracts.

F. WRITTEN OPTIONS -- When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Portfolio writes options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Portfolio to unlimited risk of loss. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2002, the Portfolio had written options contracts outstanding as listed on its Portfolio of Investments.

Transactions in options written during the year ended December 31, 2002, were as follows:

                                         NUMBER OF           PREMIUMS
                                         CONTRACTS           RECEIVED
-----------------------------------------------------------------------
   Options outstanding at
   December 31, 2001                             --         $       --

   Options written                      (35,950,000)           371,429

   Options terminated in closing
   purchase transactions                 14,000,000           (138,359)

   Options exercised                             --                 --
                                        ------------        ----------
   Options Outstanding at
   December 31, 2002                    (21,950,000)        $  233,070
                                        ------------        ----------

G. SWAPS -- The Portfolio may engage in swap transactions, specifically interest rate, currency, fixed income, index and total return swaps in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of December 31, 2002, the Portfolio had outstanding swap agreements as listed on its Portfolio of Investments.

H. COMMITMENTS -- The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest.

I. DOLLAR ROLLS -- The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Portfolio segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls. The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2002, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

J. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

K. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

L. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

M. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

N. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

O. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                             ACCUMULATED             ACCUMULATED
                            UNDISTRIBUTED           NET REALIZED
                          (OVERDISTRIBUTED)          GAIN (LOSS)
     PAID-IN CAPITAL    NET INVESTMENT INCOME      ON INVESTMENTS
-----------------------------------------------------------------
        $      --            $     23,871            $   (23,871)

The reclassification of the portfolio primarily relates to paydowns.

The tax character of distributions paid during the year ended December 31, 2001 and December 31, 2002 respectively, are as follows:

       YEAR               ORDINARY       LONG-TERM        TOTAL
       ENDED               INCOME      CAPITAL GAIN   DISTRIBUTIONS
-------------------------------------------------------------------
   December 31, 2001    $ 5,554,843      $ 488,947     $ 6,043,790

   December 31, 2002        637,879             --         637,879

At December 31, 2002, the components of net assets (excluding paid-in capital) on a tax basis are as follows:

   Current distributable ordinary income                                        $  4,796,052
     Plus/Less: cumulative timing differences                                             --
                                                                                ------------
   Undistributed ordinary income or overdistribution of ordinary income            4,796,052
                                                                                ============

   Current distributable long-term capital gain or
     tax basis capital loss carryover                                                568,127
     Plus/Less: cumulative timing differences                                       (229,220)
                                                                                ------------
   Undistributed long-term gains/accumulated capital loss                            338,907
                                                                                ============

   Unrealized appreciation (depreciation)                                       $  3,084,702
                                                                                ============

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) is primarily related to wash sales, straddle loss deferrals and the mark to market of future and options. The cumulative timing difference account primarily consists of post-October loss deferrals.

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $229,220 of post-October realized losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.45% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

D. OTHER -- For the year ended December 31, 2002, the Portfolio incurred approximately $187 in brokerage commissions with affiliated broker/dealers.

4. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002 were as follows:


                        GROSS            GROSS        NET UNREALIZED
      AGGREGATE       UNREALIZED       UNREALIZED      APPRECIATION
        COST         APPRECIATION     DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------
   $ 125,079,596      $ 3,277,446      $ (197,480)      $ 3,079,966

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

         PURCHASES          SALES           PURCHASES            SALES
      (EXCLUDING U.S.  (EXCLUDING U.S.       OF U.S.            OF U.S.
        GOVERNMENT)      GOVERNMENT)        GOVERNMENT        GOVERNMENT
------------------------------------------------------------------------
       $ 18,737,751      $ 27,895,896     $ 497,184,962     $ 478,716,419

6. CONCENTRATIONS

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN BOND PORTFOLIO
Financial Highlights

                                                                                            YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                                 2002       2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  11.61   $  11.65  $  11.23  $  11.67   $  11.29
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                  0.40       0.63      0.65      0.40       0.45
     Net gains or losses on securities (both realized and unrealized)              0.62       0.17      0.52     (0.53)      0.45
                                                                               --------   --------  --------  --------   --------
     Total from investment operations                                              1.02       0.80      1.17     (0.13)      0.90
                                                                               --------   --------  --------  --------   --------
   Less distributions:
     Dividends from net investment income                                          0.09       0.73      0.75      0.27       0.39
     Distributions from capital gains                                                --       0.11        --      0.04       0.13
                                                                               --------   --------  --------  --------   --------
     Total distributions                                                           0.09       0.84      0.75      0.31       0.52
                                                                               --------   --------  --------  --------   --------
Net asset value, end of period                                                 $  12.54   $  11.61  $  11.65  $  11.23   $  11.67
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                       8.80%      6.92%    10.54%    (1.13%)     8.01%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in thousands)                                    $ 96,185   $ 81,524  $ 78,678  $ 66,218   $ 32,541
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                    0.75%      0.75%     0.75%     0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                    3.49%      5.37%     5.98%     5.36%      5.39%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements and earnings credits                            0.75%      0.75%     0.75%     0.75%      1.02%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without reimbursements and earnings credits        3.49%      5.37%     5.98%     5.36%      5.12%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER                                                                  608%       421%      565%      479%       179%
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN BOND PORTFOLIO
     Report of Independent Accountants

To the Trustees and Shareholders of
JPMorgan Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

     JPMORGAN BOND PORTFOLIO
     Trustee Information (unaudited)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trust.

                         POSITION                                                      NUMBER OF PORT-       OTHER
                         HELD WITH                          PRINCIPAL                  FOLIOS IN JP MORGAN   DIRECTORSHIPS
                         JP MORGAN      TERM OF OFFICE      OCCUPATIONS                FUND COMPLEX          HELD OUTSIDE
NAME, CONTACT            FUND           AND LENGTH OF       DURING PAST                OVERSEEN BY           JP MORGAN FUND
ADDRESS AND AGE          COMPLEX        TIME SERVED         5 YEARS                    TRUSTEE               COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
 Cheryl Ballenger; 522   Trustee        1 year              Teacher,                   7                     None
 Fifth Avenue,                                              Township High School,
 New York, NY 10036;                                        Palatine, IL; formerly
 Age 47                                                     Executive Vice President
                                                            and CFO, Galileo
                                                            International Inc.

 John R. Rettberg; 522   Trustee        7 years             Retired; formerly          7                     Director of Enalasys,
 Fifth Avenue,                                              Corporate Vice                                   and Vari-Lite
 New York, NY 10036;                                        President and                                    International Corp.
 Age 65                                                     Treasurer, Northrop
                                                            Grumman Corp.
                                                            "Northrop"

 John F. Ruffle; 522     Trustee        7 years             Retired; formerly          7                     Trustee, The John
 Fifth Avenue,                                              Director and Vice                                Hopkins University
 New York, NY 10036;                                        Chairman, J.P. Morgan                            Director of Bethlehem
 Age 65                                                     Chase & Co.                                      Steel Corp., and
                                                                                                             American Shared
                                                                                                             Hospital Services

 Kenneth Whipple, Jr.;   Trustee        7 years             Chairman and CEO of        7                     Director, AB Volvo
 522 Fifth Avenue,                                          CMS Energy Corp;
 New York, NY 10036;                                        formerly Executive Vice
 Age 68                                                     President, Ford Motor
                                                            Company, President, Ford
                                                            Financial Services Group,
                                                            Chairman, Ford Motor
                                                            Credit Company

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAXFREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

      (C) J.P. Morgan Chase & Co., 2003 All Rights Reserved. February 2003

                                                                      AN-BP-1202

[GRAPHIC]

JPMORGAN FUNDS

ANNUAL REPORT DECEMBER 31, 2002

MID CAP VALUE PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                      1

JPMorgan Mid Cap Value Portfolio
Portfolio Commentary                                    3

Portfolio of Investments                                6

Financial Statements                                   10

Notes to Financial Statements                          13

Financial Highlights                                   18

HIGHLIGHTS

- U.S. equities down for third year.

- Sentiment improves in fourth quarter.

- Mid cap value stocks outperform.

- Benign economic backdrop likely for 2003.

NOT FDIC INSURED                 May lose value / No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN MID CAP VALUE PORTFOLIO

PRESIDENT'S LETTER                                             FEBRUARY 10, 2003

DEAR SHAREHOLDER:
We are pleased to present this annual report for the JPMorgan Series Trust II Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2002, along with a report from the Portfolio Manager.

POOR CORPORATE PROFITABILITY, SCANDALS HURT EQUITY PRICES
U.S. equity markets experienced extreme volatility during 2002. After a rally at the end of 2001 reflecting relief that the September 11th terrorist attacks had not dealt a devastating blow to the economy, investors realized that corporate profitability was unlikely to match their expectations. They were also shocked by a series of corporate scandals which sparked a shift to fixed income securities, that intensified in the summer months.

The S&P 500 Index fell 22.1% for the year -- its third annual decline in a row, and its worst annual return since 1974. The NASDAQ Composite Index swung more widely, losing 31.3% for the year. There was some respite towards the year-end when reported third quarter profits marginally exceeded beaten down forecasts. This led to a robust rally, with the S&P 500 Index rising 8.4% in the fourth quarter.

From a macro economic perspective, growth was lackluster almost everywhere, and companies had little pricing power. Consumer spending and the service sector were the chief sources of demand, while capital expenditure remained weak.

MID CAP VALUE STOCKS OUTPERFORM
Mid cap value stocks were notable for their resilience to market volatility. Though the asset class ended the year in negative territory, with the Russell Mid Cap Value Index declining 9.7%, investors can take solace from the fact that it was the best performing broad-based U.S. equity index in 2002.

OUTLOOK
With the near term U.S. economic outlook remaining in doubt, equity markets will likely have difficulty building on the fourth quarter until a more visible positive trend emerges in the economic data. The current climate of low inflation, low interest rates, accommodative monetary policy, along with the increasing possibility of additional fiscal stimulus, point to a very benign backdrop for the U.S. economy in 2003. If and when evidence emerges that the economy is responding convincingly to this benign environment, we would expect hopes regarding corporate profits may finally begin to rise from their depressed levels, providing some much needed support for a rally in equity prices.

Sincerely yours,

/s/George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN MID CAP VALUE PORTFOLIO
     As of December 31, 2002

Q: HOW DID THE PORTFOLIO PERFORM?
A: JPMorgan Series Trust II Mid Cap Value Portfolio, which seeks capital appreciation through investing in mid cap value stocks, rose 0.82% for the year ended December 31, 2002. This compares with a fall of 9.65% for the Russell Mid Cap Value Index.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A: The Portfolio not only significantly outperformed its Russell Mid Cap Value Index benchmark during 2002, but also provided a positive absolute return in a year when most U.S. equities declined. Broadly speaking, the fund's positive return was a result of avoiding the lower quality stocks in its universe.

Stock selection was strongest in the consumer discretionary sector, where your manager added substantial value against the benchmark. There was also significant stock outperformance in financials. Industrials were one of the few sectors where stock selection detracted from relative performance.

Within the consumer discretionary sector, the two best-performing names were the diversified media companies, Washington Post and EW Scripps. The shares of both companies rose as they reported strong results in what was a difficult environment for advertising revenues. They also benefited from tight cost control.

In financials, there was strong performance from SLM Corporation and Golden West Financial. SLM Corporation, which provides funding for higher education loans, held up well during the year as the company continued to grow its business. Investors view the stock as a safe haven because the government currently guarantees 93% of its managed student loans. Golden West Financial, a savings and loan holding company, was a star performer in the sector as it continued to generate consistent earnings growth.

On the downside, the primary detractors in the Industrial sector were CSG Systems and Flowserve.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: During the past year, the Portfolio has become less defensively positioned as your manager has become more optimistic about equity market valuations, and the medium-term prospects for economic growth. As a result, we have begun to acquire some reasonably valued cyclical stocks.

Q: WHAT IS THE OUTLOOK?
A: Equity markets will likely have difficulty building on fourth quarter gains until a more visible positive trend emerges in the economic data. Current monetary, inflationary and fiscal conditions point to a very benign economic backdrop. If and when evidence emerges that the economy is improving, rising corporate profit expectations may provide much-needed support for equity prices.

                                   (UNAUDITED)

     JPMORGAN MID CAP VALUE PORTFOLIO
     As of December 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services            25.0%
Finance & Insurance                  21.7%
Industrial Products & Services       12.3%
Energy                                7.3%
Telecommunications                    6.9%
Short-Term Investments                6.6%
Utilities                             6.2%
Technology                            5.0%
REITs                                 4.8%
Health Services & Systems             4.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CLAYTON HOMES, INC. (2.8%)

 2. OUTBACK STEAKHOUSE, INC. (2.7%)

 3. GOLDEN WEST FINANCIAL CORP. (2.5%)

 4. WILMINGTON TRUST CORP. (2.3%)

 5. KINDER MORGAN, INC. (2.3%)

 6. DEVON ENERGY CORP. (2.1%)

 7. WASHINGTON POST CO., CLASS B (2.0%)

 8. ALLTEL CORP. (2.0%)

 9. DELUXE CORP. (1.9%)

10. T. ROWE PRICE GROUP, INC. (1.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 22.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($2,301,529). AS OF DECEMBER 31, 2002, THE PORTFOLIO HELD 88 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                      SINCE INCEPTION
                                           1 YEAR        (9/28/01)
---------------------------------------------------------------------
Mid Cap Value Portfolio                     0.82%          9.57%

                                   (UNAUDITED)

     JPMORGAN MID CAP VALUE PORTFOLIO
     As of December 31, 2002

[CHART]

LIFE OF FUND PERFORMANCE (9/28/01 TO 12/31/02)

             JPMORGAN MID CAP    RUSSELL MIDCAP  LIPPER MID-CAP VALUE
             VALUE PORTFOLIO      VALUE INDEX        FUNDS INDEX
9/28/2001        $ 10,000            $ 10,000          $ 10,000
9/30/2001        $ 10,000            $ 10,000          $ 10,000
10/31/2001       $ 10,033            $ 10,053          $ 10,193
11/30/2001       $ 10,600            $ 10,757          $ 10,958
12/31/2001       $ 11,127            $ 11,203          $ 11,461
1/31/2002        $ 11,127            $ 11,316          $ 11,414
2/28/2002        $ 11,414            $ 11,500          $ 11,457
3/31/2002        $ 11,860            $ 12,087          $ 12,176
4/30/2002        $ 12,090            $ 12,079          $ 12,143
5/31/2002        $ 12,251            $ 12,061          $ 11,965
6/30/2002        $ 11,553            $ 11,523          $ 11,119
7/31/2002        $ 10,814            $ 10,395          $ 10,029
8/31/2002        $ 11,089            $ 10,515          $ 10,057
9/30/2002        $ 10,425            $  9,453          $  9,178
10/31/2002       $ 11,056            $  9,754          $  9,489
11/30/2002       $ 11,451            $ 10,368          $ 10,254
12/31/2002       $ 11,218            $ 10,122          $  9,783

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell MidCap Value Index and Lipper Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2002. The performance of the Portfolio assumes reinvest of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

                                   (UNAUDITED)

     JPMORGAN MID CAP VALUE PORTFOLIO
     Portfolio of Investments

As of December 31, 2002

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 93.4%

             COMMON STOCKS -- 93.4%

             ADVERTISING -- 0.5%
    1,400    Lamar Advertising Co. *                      $   47,110

             APPAREL -- 2.8%
    3,400    Columbia Sportswear Co. *                       151,028
    3,700    VF Corp.                                        133,385
                                                          ----------
                                                             284,413

             AUTOMOTIVE -- 0.7%
    2,200    Genuine Parts Co.                                67,760

             BANKING -- 9.2%
    5,800    Banknorth Group, Inc.                           131,080
    2,600    Cullen/Frost Bankers, Inc.                       85,020
    1,000    M&T Bank Corp.                                   79,350
    3,600    North Fork Bancorporation, Inc.                 121,464
    3,000    Roslyn Bancorp, Inc.                             54,090
    3,400    TCF Financial Corp.                             148,546
    2,600    Webster Financial Corp.                          90,480
    7,400    Wilmington Trust Corp.                          234,432
                                                          ----------
                                                             944,462

             BROADCASTING/CABLE -- 0.5%
    1,400    Clear Channel Communications, Inc. *             52,206

             BUSINESS SERVICES -- 3.5%
    4,700    Deluxe Corp.                                    197,870
    2,500    Equifax, Inc.                                    57,850
    6,200    IMS Health, Inc.                                 99,200
                                                          ----------
                                                             354,920

             CHEMICALS -- 0.6%
    1,400    Valspar Corp.                                    61,852

             COMPUTER SOFTWARE -- 0.3%
    2,300    Computer Associates International, Inc.          31,050

             COMPUTERS/COMPUTER HARDWARE -- 0.8%
    1,300    Lexmark International, Inc. *                    78,650

             CONSTRUCTION -- 2.8%
   23,300    Clayton Homes, Inc.                             283,794

             CONSTRUCTION MATERIALS -- 2.3%
    3,500    Florida Rock Industries, Inc.                   133,175
    2,600    Vulcan Materials Co.                             97,500
                                                          ----------
                                                             230,675

             CONSUMER PRODUCTS -- 1.4%
    1,400    Black & Decker Corp.                             60,046
    1,800    Fortune Brands, Inc.                             83,718
                                                          ----------
                                                             143,764

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
    1,400    Mettler-Toledo International, Inc.               44,884
             (Switzerland)*

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
        LONG-TERM INVESTMENTS - CONTINUED

             ENVIRONMENTAL SERVICES -- 1.7%
    8,300    Republic Services, Inc. *                    $  174,134

             FINANCIAL SERVICES -- 6.7%
    1,400    Affiliated Managers Group, Inc. *                70,420
    1,100    Charter One Financial, Inc.                      31,603
    3,600    Golden West Financial Corp.                     258,516
    2,600    Legg Mason, Inc.                                126,204
    7,100    T. Rowe Price Group, Inc.                       193,688
                                                          ----------
                                                             680,431

             FOOD/BEVERAGE PRODUCTS -- 3.8%
    1,100    Brown-Forman Corp., Class A                      73,700
      500    Brown-Forman Corp., Class B                      32,680
    1,900    Dean Foods Co. *                                 70,490
    4,500    Hormel Foods Corp.                              104,985
    1,600    McCormick & Co., Inc.                            37,120
    1,729    The J.M. Smucker Co.                             68,831
                                                          ----------
                                                             387,806

             HEALTH CARE/HEALTH CARE SERVICES -- 4.2%
      743    Anthem, Inc. *                                   46,735
    2,600    Dentsply International, Inc.                     96,720
    2,100    Hillenbrand Industries, Inc.                    101,451
    1,300    Lincare Holdings, Inc. *                         41,106
    5,100    Manor Care, Inc. *                               94,911
      600    WellPoint Health Networks, Inc. *                42,696
                                                          ----------
                                                             423,619

             INSURANCE -- 5.7%
    3,400    IPC Holdings LTD (Bermuda) *                    107,236
    4,100    John Hancock Financial Services, Inc.           114,390
    1,700    MGIC Investment Corp.                            70,210
    1,900    PartnerRe LTD (Bermuda)                          98,458
    1,900    Principal Financial Group, Inc.                  57,247
    3,800    SAFECO Corp.                                    131,746
                                                          ----------
                                                             579,287

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
    2,400    IDEX Corp.                                       78,480

             MANUFACTURING-- 3.1%
    2,000    Carlisle Companies, Inc.                         82,760
    2,300    Cooper Industries LTD, Class A                   83,835
    5,300    Crane Co.                                       105,629
    1,300    Roper Industries, Inc.                           47,580
                                                          ----------
                                                             319,804

             MULTI-MEDIA-- 4.9%
    2,400    E.W. Scripps Co., Class A                       184,680
    2,400    Gannett Co., Inc.                               172,320
    2,200    Knight Ridder, Inc.                             139,150
                                                          ----------
                                                             496,150

             OIL & GAS -- 4.8%
    3,400    Burlington Resources, Inc.                      145,010
    4,600    Devon Energy Corp.                              211,140
    1,400    Equitable Resources, Inc.                        49,056

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
         LONG-TERM INVESTMENTS - CONTINUED

             OIL $ GAS (CONTINUED)
    2,000    Murphy Oil Corp.                             $   85,700
                                                          ----------
                                                             490,906

             PAPER/FOREST PRODUCTS -- 1.0%
    2,100    Plum Creek Timber Co., Inc.                      49,560
    1,200    Rayonier, Inc.                                   54,300
                                                          ----------
                                                             103,860

             PIPELINES -- 2.5%
    2,900    El Paso Corp.                                    20,184
    5,500    Kinder Morgan, Inc.                             232,485
                                                          ----------
                                                             252,669

             PRINTING & PUBLISHING -- 2.0%
      280    Washington Post Co., Class B                    206,640

             REAL ESTATE INVESTMENT TRUST -- 4.8%
    3,100    Cousins Properties, Inc.                         76,570
    6,200    Kimco Realty Corp.                              189,968
    2,100    PS Business Parks, Inc.                          66,780
    4,700    Public Storage, Inc.                            151,857
                                                          ----------
                                                             485,175

             RESTAURANTS/FOOD SERVICES -- 4.0%
    5,350    Applebee's International, Inc.                  124,072
    8,100    Outback Steakhouse, Inc.                        278,964
                                                          ----------
                                                             403,036

             RETAILING -- 2.9%
    1,400    AutoZone, Inc. *                                 98,910
   10,800    Foot Locker, Inc. *                             113,400
    1,000    Payless ShoeSource, Inc. *                       51,470
    1,400    The May Department Stores Co.                    32,172
                                                          ----------
                                                             295,952

             TELECOMMUNICATIONS -- 6.9%
    4,000    Alltel Corp.                                    204,000
    5,800    CenturyTel, Inc.                                170,404
    8,500    EchoStar Communications Corp., Class A *        189,210
    3,100    Telephone & Data Systems, Inc.                  145,762
                                                          ----------
                                                             709,376

             TEXTILES -- 1.6%
    2,900    Mohawk Industries, Inc. *                       165,155

             UTILITIES -- 6.2%
    2,400    Dominion Resources, Inc.                        131,760
    6,700    Energy East Corp.                               148,003
    3,100    FirstEnergy Corp.                               102,207
    2,000    Pepco Holdings, Inc.                             38,780
    1,500    PPL Corp.                                        52,020
    3,300    SCANA Corp.                                     102,168
    2,200    Sempra Energy                                    52,030
                                                          ----------
                                                             626,968
--------------------------------------------------------------------
             Total Common Stocks                           9,504,988
             (Cost $9,210,078)
--------------------------------------------------------------------

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 6.6%

             MONEY MARKET FUND -- 6.6%
  666,931    JPMorgan Prime Money Market Fund (a)       $    666,931
             (Cost $666,931)
--------------------------------------------------------------------
             Total Investments -- 100.0%                $ 10,171,919
             (Cost $9,877,009)
--------------------------------------------------------------------

Abbreviations:
*    -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.

                       See notes to financial statements.

    JPMORGAN MID CAP VALUE PORTFOLIO
    Statement of Assets and Liabilities

As of December 31, 2002

   ASSETS:
     Investment securities, at value                                $    10,171,919
     Cash                                                                     4,211
     Receivables:
      Investment securities sold                                             49,028
      Shares of beneficial interest sold                                     11,130
      Interest and dividends                                                 14,126
-----------------------------------------------------------------------------------
   Total Assets                                                          10,250,414
-----------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
      Investment securities purchased                                        48,952
      Shares of beneficial interest redeemed                                  1,721
     Accrued liabilities:
      Investment advisory fees                                                3,797
      Custodian fees                                                         13,659
      Trustees' fees                                                             61
      Other                                                                  36,901
-----------------------------------------------------------------------------------
   Total Liabilities                                                        105,091
-----------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                      9,981,284
     Accumulated undistributed (overdistributed) net
       investment income                                                     46,621
     Accumulated net realized gain (loss) on investments                   (177,492)
     Net unrealized appreciation (depreciation) of
       investments                                                          294,910
-----------------------------------------------------------------------------------
   Total Net Assets                                                 $    10,145,323
-----------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value;
     unlimited number of shares authorized):                                606,839
   Net asset value, redemption and offering price per share:        $         16.72
-----------------------------------------------------------------------------------
   Cost of investments                                              $     9,877,009
===================================================================================

                       See notes to financial statements.

    JPMORGAN MID CAP VALUE PORTFOLIO
    Statement of Operations

For the year ended December 31, 2002

   INVESTMENT INCOME:
     Dividend                                                       $       105,219
     Dividend income from affiliated investments*                             7,829
-----------------------------------------------------------------------------------
   Total investment income                                                  113,048
-----------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                45,945
     Custodian fees                                                          58,537
     Printing and postage                                                    21,406
     Professional fees                                                       31,964
     Transfer agent fees                                                     14,850
     Trustees' fees                                                           1,939
     Other                                                                    2,211
-----------------------------------------------------------------------------------
   Total expenses                                                           176,852
-----------------------------------------------------------------------------------
     Less amounts voluntarily waived                                         16,409
     Less earnings credits                                                    1,735
     Less expense reimbursements                                             92,981
-----------------------------------------------------------------------------------
      Net expenses                                                           65,727
-----------------------------------------------------------------------------------
   Net investment income                                                     47,321
-----------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
      Investments                                                          (176,945)
     Change in net unrealized appreciation/depreciation of:
      Investments                                                            80,796
-----------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                 (96,149)
-----------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations          $       (48,828)
-----------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory
     and administration fees :                                      $           735
===================================================================================

                       See notes to financial statements.

    JPMORGAN MID CAP VALUE PORTFOLIO
    Statement of Changes in Net Assets
    For the periods indicated

                                                                                   YEAR            9/28/01*
                                                                                  ENDED            THROUGH
                                                                                 12/31/02          12/31/01
--------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
     Net investment income                                                    $       47,321    $        2,637
     Net realized gain (loss) on investments                                        (176,945)           31,987
     Change in net unrealized appreciation/depreciation
      of investments                                                                  80,796           214,114
--------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations                              (48,828)          248,738
--------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                            (2,512)               --
     Net realized gain on investment transactions                                    (33,359)               --
--------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                                            (35,871)               --
--------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                                  10,318,883         2,423,929
     Dividends reinvested                                                             35,871                --
     Cost of shares redeemed                                                      (2,779,591)          (17,808)
--------------------------------------------------------------------------------------------------------------
      Increase (decrease) from capital share transactions                          7,575,163         2,406,121
--------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                      7,490,464         2,654,859
--------------------------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                                           2,654,859                --
--------------------------------------------------------------------------------------------------------------
     End of period                                                            $   10,145,323    $    2,654,859
--------------------------------------------------------------------------------------------------------------
   ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                                        $       46,621    $        2,512
--------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                                          609,304           160,119
     Reinvested                                                                        1,984                --
     Redeemed                                                                       (163,467)           (1,101)
--------------------------------------------------------------------------------------------------------------
      Change in Shares                                                               447,821           159,018
==============================================================================================================

* Commencement of operations.

                       See notes to financial statements.

    JPMORGAN MID CAP VALUE PORTFOLIO
    Notes to Financial Statements

1. ORGANIZATION
JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts.

E. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

F. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

G. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                               ACCUMULATED             ACCUMULATED
                              UNDISTRIBUTED           NET REALIZED
     PAID-IN                (OVERDISTRIBUTED)          GAIN (LOSS)
     CAPITAL              NET INVESTMENT INCOME      ON INVESTMENTS
   --------------------------------------------------------------------
     $  --                     $   (700)               $   700

The reclassification for the Portfolio primarily relates to dividend reclassifications.

The tax character of distributions paid during the years ended December 31, 2001 and December 31, 2002, respectively, are as follows:

                          ORDINARY         LONG-TERM           TOTAL
     YEAR ENDED            INCOME        CAPITAL GAIN      DISTRIBUTIONS
    -----------------------------------------------------------------------
     December 31, 2001    $     --       $     --          $        --
     December 31, 2002      35,746            125               35,871

At December 31, 2002, the components of net assets (excluding paid-in capital) on a tax basis are as follows:

   Current distributable ordinary income               $    46,621
     Plus/Less: cumulative timing differences                   --
                                                       -----------
   Undistributed ordinary income or overdistribution
     of ordinary income                                     46,621
                                                       ===========
   Current distributable long-term capital gain or
     tax basis capital loss carryover                      (74,350)
     Plus/Less: cumulative timing differences              (13,532)
                                                       -----------
   Undistributed long-term gains/accumulated capital
     loss                                                  (87,882)
                                                       ===========
   Unrealized appreciation (depreciation)              $   205,300
                                                       ===========

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales. The cumulative timing difference account primarily consists of post-October loss deferrals.

At December 31, 2002, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                            EXPIRATION
                      AMOUNT                   DATE
                    ------------------------------------
                     $ (74,350)             12/31/2010

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $13,532 of post-October realized losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

For the year ended December 31, 2002, the Adviser voluntarily waived $16,409.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.55% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

D. OTHER -- For the year ended December 31, 2002, the Portfolio incurred approximately $28 in brokerage commissions with affiliated broker/dealers.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002 were as follows:

                        GROSS           GROSS       NET UNREALIZED
                     UNREALIZED      UNREALIZED      APPRECIATION
   AGGREGATE COST   APPRECIATION    DEPRECIATION    (DEPRECIATION)
  -----------------------------------------------------------------
   $   9,966,619     $  515,798      $ (310,498)      $  205,300

5. INVESTMENT TRANSACTIONS
For the year ended December 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

     PURCHASES          SALES          PURCHASES         SALES
  (EXCLUDING U.S.  (EXCLUDING U.S.      OF U.S.         OF U.S.
    GOVERNMENT)      GOVERNMENT)      GOVERNMENT      GOVERNMENT
  ---------------------------------------------------------------
   $ 11,727,634     $  4,332,872      $     --        $    --

6. CONCENTRATIONS
From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN MID CAP VALUE PORTFOLIO
Financial Highlights

                                                                                            YEAR         9/28/01*
                                                                                            ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                                                          12/31/02      12/31/01
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $    16.69     $   15.00
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income (loss)                                                              0.12@         0.02@
     Net gains or losses on securities (both realized and unrealized)                          0.03          1.67
                                                                                         ----------     ---------
     Total from investment operations                                                          0.15          1.69
                                                                                         ----------     ---------
   Less distributions:
     Dividends from net investment income                                                      0.01            --
     Distributions from capital gains                                                          0.11            --
                                                                                         ----------     ---------
     Total distributions                                                                       0.12            --
                                                                                         ----------     ---------
Net asset value, end of period                                                           $    16.72     $   16.69
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                   0.82%        11.27%(b)
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                                            $   10,145     $   2,655
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
     Net expenses                                                                              1.00%         1.00%
-----------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                                              0.72%         0.46%
-----------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                             2.69%        10.62%
-----------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and earnings credits        (0.97%)       (9.16%)
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                          72%           21%(b)
-----------------------------------------------------------------------------------------------------------------

   * Commencement of operations.

   @ Calculated based upon average shares outstanding.

 (b) Not annualized.

   # Short periods have been annualized.

    JPMORGAN MID CAP VALUE PORTFOLIO
    Report of Independent Accountants

To the Trustees and Shareholders of
JPMorgan Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended December 31, 2002 and the period from September 28, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

    JPMORGAN MID CAP VALUE PORTFOLIO
    Trustees and Tax Letter Information (unaudited)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trusts

NAME,CONTACT               POSITIONS         TERM OF OFFICE     PRINCIPAL                 NUMBER OF PORT-      OTHER
ADDRESS AND AGE            HELD WITH         AND LENGTH OF      OCCUPATIONS               FOLIOS IN JP MORGAN  DIRECTORSHIPS
                           JP MORGAN         TIME SERVED        DURING PAST               FUND COMPLEX         HELD OUTSIDE
                           FUND                                 5 YEARS                   OVERSEEN BY          JP MORGAN FUND
                           COMPLEX                                                        TRUSTEE              COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;          Trustee           1 year             Teacher, Township         7                    None
522  Fifth Avenue,                                              High School,
New York,                                                       Palatine, IL; formerly
NY 10036; Age 47                                                Executive Vice
                                                                President and CFO,
                                                                Galileo International,
                                                                Inc.

John R. Rettberg; 522      Trustee           7 years            Retired; formerly         7                    Director of Enalasys,
Fifth Avenue, New York,                                         Corporate Vice                                 and Vari-Lite
NY 10036; Age 65                                                President and                                  International Corp.
                                                                Treasurer,
                                                                Northrop Grumman
                                                                Corp. "Northrop"

John F. Ruffle; 522        Trustee           7 years            Retired; formerly         7                    Trustee, The John
Fifth Avenue, New York,                                         Director and Vice                              Hopkins University,
NY 10036; Age 65                                                Chairman, J.P. Morgan                          Director of Bethlehem
                                                                Chase & Co.                                    Steel Corp., and
                                                                                                               American Shared
                                                                                                               Hospital Services

Kenneth Whipple, Jr.;      Trustee           7 years            Chairman and CEO          7                    Director, AB Volvo
522 Fifth Avenue,                                               of CMS Energy Corp;
New York, NY 10036;                                             formerly Executive Vice
Age 68                                                          President, Ford Motor
                                                                Company, President,
                                                                Ford Financial Services
                                                                Group, Chairman, Ford
                                                                Motor Credit Company

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER -- For corporate tax payers, 22.53% of the ordinary income distributions paid by the Portfolio during the year ended December 31, 2002 qualify for the corporate dividends received deduction. The Portfolio distributed long-term capital gains in the amount of $125.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAXFREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

       (C)J.P. Morgan Chase & Co., 2003 All Rights Reserved. February 2003

                                                                    AN-MCVP-1202

[GRAPHIC]

ANNUAL REPORT DECEMBER 31, 2002

JPMORGAN FUNDS


INTERNATIONAL
OPPORTUNITIES
PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                                        1

JPMorgan International Opportunities Portfolio Portfolio Commentary       3

Portfolio of Investments                                                  6

Financial Statements                                                     12

Notes to Financial Statements                                            15

Financial Highlights                                                     21


HIGHLIGHTS

- International equities down for third year

- Gold price rises to five-year high

- International markets outperform

- Cautious optimism for 2003

NOT FDIC INSURED    May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

PRESIDENT'S LETTER                                             FEBRUARY 10, 2003

DEAR SHAREHOLDER:
We are pleased to present this annual report for the JPMorgan Series Trust II International Opportunities Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2002, along with a report from the Portfolio Manager.

RISK AVERSION DRIVES MARKETS
Nothing could better illustrate the aversion to risk that dominated markets in 2002 than the differing performances of financial markets. Plagued by accounting scandals, earnings disappointments, debt problems in the telecommunications, media, and IT (TMT) sectors, and fears of war in Iraq, the MSCI World Index plunged 14.7% (in U.S. dollar terms). Meanwhile, gold reclaimed its status as the ultimate safe haven in times of uncertainty, with its price rising to a five-year high.

Across the globe stock prices diverged enormously. Smaller markets such as Australia and New Zealand actually registered rises; meanwhile Germany's was among the worst with a decline of more than 30%. In terms of stocks, defensive sectors such as consumer non-durables and basic industries actually made single digit rises. But TMT, insurance and capital market banks all fell by between 20% and 45%.

Corporate earnings growth was hampered by lack of pricing power and poor revenue growth, with productivity gains flowing through to the consumer. Low interest rates supported mortgage refinancing and equity withdrawal from rising housing markets in several economies. This helped to support consumer spending at a time when capital investment continued to be weak.

INTERNATIONAL MARKETS OUTPERFORM
For U.S. investors, however, foreign equity market losses were cushioned by the strength of international currencies against the dollar. This was responsible for almost all of the MSCI World Index's outperformance of the S&P 500 Index of U.S. equities (-22.1%). As an indication of the degree of this, the Euro has risen 25% against the dollar since its low point in October 2000.

OUTLOOK
After three years of negative equity market returns, it should be easy to be bullish. We do not believe that a `double dip' recession will occur, instead thinking that economic stimulus through monetary and fiscal policy should be enough to drive modest growth. There is danger of weakness in Germany and Japan, however, where demand needs to be stimulated further.

Furthermore, by the 2003 year-end we expect the stock market's appetite for risk to have increased somewhat, although in the near term economic and geopolitical uncertainty may cause some volatility.

Sincerely yours,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     As of December 31, 2002

Q: HOW DID THE PORTFOLIO PERFORM?
A: JPMorgan Series Trust II International Opportunities Portfolio, which seeks long-term capital growth through investing in foreign stocks, fell 18.31% for the year ended December 31, 2002. This compares with a decline of 14.68% for the MSCI All Country World Index Free (ex U.S.).

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A: 2002 was a year of widely diverging returns -- both from countries and individual stocks. Some of the smaller markets such as Australia and New Zealand posted significant positive returns, while larger markets such as Germany fell by more than 30%. At the same time, disappointing revenues caused serious financial and strategic difficulties at a number of large companies, causing their stock prices to lose considerable value.

The Portfolio trailed its MSCI All Country World Index Free (ex U.S.) benchmark primarily as a result of both country weightings and exposure to two troubled stocks. From a country perspective, it was underweight Canada, Japan and emerging markets, which were all among the more resilient areas in a poor year. Two stocks that hurt returns were Swiss-Swedish engineering group ABB and French media conglomerate Vivendi Universal. In both cases, reduced revenues caused high levels of debt to become dangerous. ABB's difficulties were compounded by unexpectedly large asbestos litigation.

From a positive perspective, there was good performance from consumer non-durable, telecommunications, and emerging market energy stocks. Consumer non-durable stocks Reckitt Benckiser and Unilever performed well as a result of their defensive qualities, and strong management. In Telecommunications, the Portfolio held KDDI of Japan while avoiding the European former national carriers Deutsche Telekom and France Telecom. Finally, the valuations of Energy stocks CNOOC and Lukoil became closer to those of developed market oil companies.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The Portfolio was overweight in investment banks, consumer non-durables and telecommunications sectors on valuation grounds. It was underweight commercial banks, energy and transport for similar reasons.

Q: WHAT IS THE OUTLOOK?
A: Substantial stimulus in the form of lower interest rates globally and fiscal injections make it likely that the global economy will strengthen. However, problems such as war with Iraq, deflation and a lack of pricing power, a dependence on the U.S. consumer, and a lack of earnings growth remain. There is little room for aggressive valuation expansion, so returns will come from those companies that can push profits higher.

                                   (UNAUDITED)

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

     As of December 31, 2002

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom                27.0%
Japan                         16.4%
France                        10.9%
Switzerland                   10.1%
The Netherlands                6.6%
Spain                          5.7%
South Korea                    3.8%
Finland                        3.2%
Australia                      2.9%
Italy                          2.2%
India                          1.9%
Hong Kong                      1.7%
Sweden                         1.6%
Russia                         1.5%
Belgium                        1.2%
Venezuela                      1.0%
Other (below 1.0%)             2.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. VODAFONE GROUP PLC (UNITED KINGDOM) (3.4%)

 2. UNILEVER PLC (UNITED KINGDOM) (2.6%)

 3. UBS AG (SWITZERLAND) (2.6%)

 4. NOKIA OYJ (FINLAND) (2.6%)

 5. TOTAL FINA ELF SA (FRANCE) (2.5%)

 6. GLAXOSMITHKLINE PLC (UNITED KINGDOM) (2.3%)

 7. UNICREDITO ITALIANO SPA (ITALY) (2.2%)

 8. NOVARTIS AG (SWITZERLAND) (2.2%)

 9. BNP PARIBAS (FRANCE) (2.1%)

10. VIVENDI ENVIRONNEMENT (FRANCE) (2.0%)

TOP 10 EQUITY HOLDINGS COMPRISED 24.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($4,685,463). AS OF DECEMBER 31, 2002, THE PORTFOLIO HELD 103 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                       SINCE
                                                                     INCEPTION
                                         1 YEAR   3 YEARS   5 YEARS   (1/3/95)
----------------------------------------------------------------------------------
International Opportunities Portfolio   (18.31%)  (17.77%)  (4.47%)     0.81%


                                   (UNAUDITED)

                                  JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                         As of December 31, 2002

[CHART]

LIFE OF FUND PERFORMANCE (01/03/95 TO 12/31/02)

            JPMORGAN INTERNATIONAL               MSCI ALL COUNTRY          LIPPER VARIABLE ANNUITY
           OPPORTUNITIES PORTFOLIO     WORLD INDEX FREE (EX-U.S.)      INTERNATIONAL FUNDS AVERAGE
Jan-95                    $ 10,000                       $ 10,000                         $ 10,000
Jan-95                    $  9,850                       $ 10,000                         $ 10,000
Feb-95                    $  9,640                       $  9,946                         $ 10,048
Mar-95                    $ 10,160                       $ 10,508                         $ 10,340
Apr-95                    $ 10,430                       $ 10,918                         $ 10,704
May-95                    $ 10,321                       $ 10,869                         $ 10,845
Jun-95                    $ 10,231                       $ 10,719                         $ 10,897
Jul-95                    $ 10,911                       $ 11,326                         $ 11,472
Aug-95                    $ 10,582                       $ 10,933                         $ 11,279
Sep-95                    $ 10,752                       $ 11,120                         $ 11,492
Oct-95                    $ 10,601                       $ 10,823                         $ 11,296
Nov-95                    $ 10,802                       $ 11,078                         $ 11,410
Dec-95                    $ 11,238                       $ 11,516                         $ 11,743
Jan-96                    $ 11,383                       $ 11,674                         $ 12,025
Feb-96                    $ 11,446                       $ 11,674                         $ 12,136
Mar-96                    $ 11,601                       $ 11,893                         $ 12,347
Apr-96                    $ 11,871                       $ 12,253                         $ 12,748
May-96                    $ 11,850                       $ 12,069                         $ 12,768
Jun-96                    $ 12,006                       $ 12,131                         $ 12,854
Jul-96                    $ 11,633                       $ 11,728                         $ 12,407
Aug-96                    $ 11,747                       $ 11,797                         $ 12,598
Sep-96                    $ 12,058                       $ 12,090                         $ 12,841
Oct-96                    $ 12,161                       $ 11,969                         $ 12,795
Nov-96                    $ 12,659                       $ 12,431                         $ 13,344
Dec-96                    $ 12,719                       $ 12,287                         $ 13,413
Jan-97                    $ 12,525                       $ 12,060                         $ 13,386
Feb-97                    $ 12,699                       $ 12,281                         $ 13,592
Mar-97                    $ 12,827                       $ 12,255                         $ 13,621
Apr-97                    $ 12,938                       $ 12,360                         $ 13,632
May-97                    $ 13,423                       $ 13,122                         $ 14,409
Jun-97                    $ 14,040                       $ 13,846                         $ 15,046
Jul-97                    $ 14,492                       $ 14,126                         $ 15,485
Aug-97                    $ 13,533                       $ 13,014                         $ 14,381
Sep-97                    $ 14,383                       $ 13,719                         $ 15,288
Oct-97                    $ 13,159                       $ 12,550                         $ 14,188
Nov-97                    $ 13,103                       $ 12,393                         $ 14,102
Dec-97                    $ 13,411                       $ 12,535                         $ 14,215
Jan-98                    $ 13,614                       $ 12,910                         $ 14,555
Feb-98                    $ 14,360                       $ 13,771                         $ 15,520
Mar-98                    $ 14,942                       $ 14,248                         $ 16,329
Apr-98                    $ 15,158                       $ 14,350                         $ 16,588
May-98                    $ 14,785                       $ 14,089                         $ 16,658
Jun-98                    $ 14,546                       $ 14,037                         $ 16,573
Jul-98                    $ 14,665                       $ 14,170                         $ 16,792
Aug-98                    $ 12,201                       $ 12,172                         $ 14,449
Sep-98                    $ 11,602                       $ 11,916                         $ 13,886
Oct-98                    $ 13,027                       $ 13,163                         $ 14,906
Nov-98                    $ 13,720                       $ 13,870                         $ 15,674
Dec-98                    $ 14,045                       $ 14,348                         $ 16,191
Jan-99                    $ 14,246                       $ 14,333                         $ 16,426
Feb-99                    $ 13,819                       $ 14,012                         $ 15,996
Mar-99                    $ 14,592                       $ 14,688                         $ 16,563
Apr-99                    $ 15,294                       $ 15,423                         $ 17,309
May-99                    $ 14,852                       $ 14,698                         $ 16,606
Jun-99                    $ 15,671                       $ 15,374                         $ 17,468
Jul-99                    $ 16,086                       $ 15,735                         $ 17,969
Aug-99                    $ 16,247                       $ 15,790                         $ 18,109
Sep-99                    $ 16,313                       $ 15,898                         $ 18,207
Oct-99                    $ 16,743                       $ 16,489                         $ 18,877
Nov-99                    $ 17,546                       $ 17,149                         $ 20,480
Dec-99                    $ 19,194                       $ 18,785                         $ 23,044
Jan-00                    $ 18,042                       $ 17,765                         $ 21,890
Feb-00                    $ 18,681                       $ 18,244                         $ 23,509
Mar-00                    $ 18,778                       $ 18,930                         $ 23,650
Apr-00                    $ 17,967                       $ 17,874                         $ 22,089
May-00                    $ 17,591                       $ 17,416                         $ 21,330
Jun-00                    $ 18,441                       $ 18,158                         $ 22,268
Jul-00                    $ 17,884                       $ 17,441                         $ 21,513
Aug-00                    $ 18,175                       $ 17,657                         $ 21,898
Sep-00                    $ 17,132                       $ 16,677                         $ 20,654
Oct-00                    $ 16,437                       $ 16,147                         $ 19,892
Nov-00                    $ 15,658                       $ 15,422                         $ 18,926
Dec-00                    $ 16,155                       $ 15,950                         $ 19,594
Jan-01                    $ 16,212                       $ 16,189                         $ 19,694
Feb-01                    $ 15,017                       $ 14,907                         $ 18,167
Mar-01                    $ 13,807                       $ 13,853                         $ 16,750
Apr-01                    $ 14,750                       $ 14,795                         $ 17,891
May-01                    $ 14,560                       $ 14,386                         $ 17,379
Jun-01                    $ 14,121                       $ 13,834                         $ 16,755
Jul-01                    $ 13,537                       $ 13,527                         $ 16,276
Aug-01                    $ 13,434                       $ 13,191                         $ 15,851
Sep-01                    $ 11,916                       $ 11,792                         $ 14,163
Oct-01                    $ 12,296                       $ 12,122                         $ 14,548
Nov-01                    $ 12,850                       $ 12,676                         $ 15,138
Dec-01                    $ 13,062                       $ 12,839                         $ 15,348
Jan-02                    $ 12,413                       $ 12,290                         $ 14,697
Feb-02                    $ 12,325                       $ 12,378                         $ 14,775
Mar-02                    $ 13,004                       $ 13,051                         $ 15,535
Apr-02                    $ 13,162                       $ 13,135                         $ 15,583
May-02                    $ 13,384                       $ 13,279                         $ 15,695
Jun-02                    $ 12,657                       $ 12,705                         $ 15,075
Jul-02                    $ 11,279                       $ 11,466                         $ 13,580
Aug-02                    $ 11,368                       $ 11,467                         $ 13,518
Sep-02                    $ 10,020                       $ 10,252                         $ 12,071
Oct-02                    $ 10,642                       $ 10,801                         $ 12,696
Nov-02                    $ 11,205                       $ 11,321                         $ 13,243
Dec-02                    $ 10,667                       $ 10,955                         $ 12,780

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Opportunities Portfolio, MSCI All Country World Index Free (ex-U.S.), and Lipper Variable Annuity International Funds Average from January 3,1995 to December 31, 2002. The performance of the portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country World Index Free (ex U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and difference in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified "Regional" investing.


                                   (UNAUDITED)

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     PORTFOLIO OF INVESTMENTS

As of December 31, 2002

   SHARES    ISSUER                                                    VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.2%

             COMMON STOCKS -- 98.4%
             AUSTRALIA -- 2.1%
   38,292    Alumina LTD                                            $    105,655
   48,494    Foster's Group LTD                                          122,882
   36,232    Southern Pacific Petroleum NL *                               3,978
   71,295    WMC Resources LTD *                                         169,417
                                                                    ------------
                                                                         401,932
             BELGIUM -- 1.2%
    9,886    Interbrew SA                                                233,422

             FINLAND -- 3.2%
   30,828    Nokia OYJ                                                   490,114
   11,205    Stora Enso OYJ, R Shares, #                                 116,380
                                                                    ------------
                                                                         606,494
             FRANCE -- 10.9%
    9,790    BNP Paribas                                                 398,923
    1,530    Michelin (C.G.D.E.), Class B                                 52,759
    3,550    Pechiney SA, A Shares                                       124,576
    1,001    Sanofi-Synthelabo SA                                         61,188
    4,086    Societe Generale, Class A                                   237,974
    2,046    Technip-Coflexip SA                                         146,430
    2,660    Thales SA                                                    70,427
    3,370    Total Fina Elf SA                                           481,313
    4,445    Valeo SA                                                    139,470
   16,254    Vivendi Environnement                                       379,004
                                                                    ------------
                                                                       2,092,064
             GERMANY -- 0.3%
      700    Adidas-Salomon AG                                            59,501

             HONG KONG -- 1.7%
   68,981    CNOOC LTD                                                    89,782
   16,300    Hong Kong Electric Holdings LTD                              61,660
    7,000    Sun Hung Kai Properties LTD                                  41,470
   72,000    Wharf Holdings LTD                                          135,720
                                                                    ------------
                                                                         328,632
             INDIA -- 1.9%
    4,969    Ranbaxy Laboratories LTD, GDR                                61,864
   23,642    Reliance Industries LTD, GDR, #                             293,565
                                                                    ------------
                                                                         355,429
             ITALY -- 2.2%
  105,530    UniCredito Italiano SPA                                     421,930

             JAPAN -- 16.4%
    3,250    Aiful Corp.                                                 122,145
    8,900    Chugai Pharmaceutical Co., LTD                               84,748
   25,000    Daiwa Securities Group, Inc.                                111,022
    9,100    Fast Retailing Co., LTD                                     320,536
   89,000    Fujitsu LTD                                                 254,243
    8,700    Honda Motor Co., LTD                                        321,843
    3,000    Ito-Yokado Co., LTD                                          88,481
   19,900    JFE Holdings, Inc. *                                        241,644
       30    KDDI Corp.                                                   97,329

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                    VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             JAPAN -- CONTINUED
   21,000    Matsushita Electric Industrial Co., LTD                $    207,045
   63,000    Minebea Co., LTD                                            219,255
   57,000    Mitsubishi Chemical Corp. *                                 113,837
   27,000    Mitsubishi Pharma Corp. *                                   194,304
   22,000    NEC Corp.                                                    82,312
       20    Nippon Telegraph & Telephone Corp.                           72,638
  103,000    Resona Holdings, Inc. *                                      56,417
   17,000    Ricoh Co., LTD                                              278,916
    1,300    Rohm Co., LTD                                               165,526
   18,000    Sompo Japan Insurance, Inc.                                 105,115
                                                                    ------------
                                                                       3,137,356
             MEXICO -- 0.5%
    6,756    Grupo Financiero BBVA Bancomer SA
               de CV, ADR *                                              102,141

             PHILIPPINES -- 0.1%
   40,916    ABS-CBN Broadcasting Corp., PDR *                            12,455

             RUSSIA -- 1.5%
    4,724    LUKOIL, ADR                                                 290,246

             SINGAPORE -- 0.6%
   17,000    DBS Group Holdings LTD                                      107,812

             SOUTH KOREA -- 3.8%
    3,150    KT Corp., ADR                                                67,883
    3,150    POSCO, ADR                                                   77,900
      760    Samsung Electronics Co., LTD                                201,206
   13,100    Shinhan Financial Group Co., LTD, GDR, #                    273,917
    5,400    SK Telecom Co., LTD, ADR                                    115,290
                                                                    ------------
                                                                         736,196
             SPAIN -- 5.7%
    4,298    Acerinox SA                                                 157,815
   37,625    Banco Bilbao Vizcaya Argentaria SA                          360,089
   26,542    Iberdrola SA                                                371,838
    2,808    Repsol YPF SA                                                37,128
   18,978    Telefonica SA *                                             169,879
                                                                    ------------
                                                                       1,096,749
             SWEDEN -- 1.6%
   17,153    Assa Abloy AB, Class B                                      195,875
    9,640    Securitas AB, B Shares                                      115,061
                                                                    ------------
                                                                         310,936
             SWITZERLAND -- 10.1%
    5,212    Compagnie Financiere Richemont AG, Class A                   97,251
   14,995    Credit Suisse Group *                                       325,342
    2,442    Lonza Group AG, #                                           148,353
   11,542    Novartis AG                                                 421,128
    2,100    Roche Holding AG                                            146,333
      194    Serono SA                                                   103,966
   10,273    UBS AG *                                                    499,273
    2,180    Zurich Financial Services AG                                203,385
                                                                    ------------
                                                                       1,945,031

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                    VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             THE NETHERLANDS -- 6.6%
   21,154    Aegon NV                                               $    272,158
    2,510    Akzo Nobel NV                                                79,625
   10,235    ASML Holding NV *                                            85,495
    7,352    Heineken Holding NV, Class A                                213,324
   47,679    Koninklijke KPN NV *                                        310,211
    8,108    Numico NV                                                   102,102
    6,087    TPG NV                                                       98,689
    5,842    Wolters Kluwer NV                                           101,767
                                                                    ------------
                                                                       1,263,371
             UNITED KINGDOM -- 27.0%
    9,971    Amersham PLC                                                 89,250
   24,842    Amvescap PLC                                                159,172
    7,220    AstraZeneca PLC                                             258,040
   15,883    Barclays PLC                                                 98,444
   14,589    BBA Group PLC                                                43,392
   22,506    BP PLC                                                      154,712
    6,600    British American Tobacco PLC                                 65,930
   12,018    British Sky Broadcasting PLC *                              123,632
  109,333    BT Group PLC                                                343,228
   32,000    Centrica PLC                                                 88,093
  240,596    Corus Group PLC *                                           105,548
   94,850    Dixons Group PLC                                            221,412
   23,117    GlaxoSmithKline PLC                                         443,613
   21,750    Hanson PLC                                                   96,642
   53,700    Hays PLC                                                     80,183
   22,516    HSBC Holdings PLC                                           248,845
   24,280    Imperial Chemical Industries PLC                             89,903
    6,470    Imperial Tobacco Group PLC                                  109,889
   27,019    P & O Princess Cruises PLC                                  187,475
   36,484    Prudential PLC                                              257,848
   18,099    Reckitt Benckiser PLC                                       351,106
   24,625    Scottish Power PLC                                          143,708
   80,531    Tesco PLC                                                   251,514
   52,505    Unilever PLC                                                499,556
  356,850    Vodafone Group PLC                                          650,609
                                                                    ------------
                                                                       5,161,744
             VENEZUELA -- 1.0%
   15,390    Compania Anonima Nacional Telefonos de
               Venezuela (CANTV), ADR                                    193,914
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $20,765,672)                                       18,857,355
             -------------------------------------------------------------------
             PREFERRED STOCK -- 0.8%
             AUSTRALIA -- 0.8%
   30,179    News Corp., LTD
             (Cost $226,692)                                             162,291
             -------------------------------------------------------------------
             Total Long-Term Investments
             (Cost $20,992,364)                                       19,019,646
             -------------------------------------------------------------------

                       See notes to financial statements.

As of December 31, 2002

PRINCIPAL
   AMOUNT    ISSUER                                                    VALUE
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.8%

             U.S. TREASURY SECURITY -- 0.8%
$ 160,000    U.S. Treasury Bill, 1.54%, 2/6/03 @
             (Cost $159,753)                                        $    159,816
--------------------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $21,152,117)                                     $ 19,179,462
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY, DECEMBER 31, 2002

INDUSTRY                                         % OF INVESTMENT SECURITIES
---------------------------------------------------------------------------
Banking                                                      14.3%
Telecommunications                                           13.1
Pharmaceuticals                                               9.3
Food/Beverage Products                                        7.4
Oil & Gas                                                     5.5
Electronics/Electrical Equipment                              4.6
Insurance                                                     4.4
Financial Services                                            4.0
Chemicals                                                     3.8
Retailing                                                     3.8
Utilities                                                     3.5
Steel                                                         3.0
Automotive                                                    2.7
Consumer Products                                             2.2
Metals/Mining                                                 2.1
Environmental Services                                        2.0
Office/Business Equipment                                     1.5
Multimedia                                                    1.4
Computers/Computer Hardware                                   1.3
Manufacturing                                                 1.2
Entertainment/Leisure                                         1.0
Other (below 1%)                                              7.9
-----------------------------------------------------------------
Total                                                       100.0%
-----------------------------------------------------------------


                       See notes to financial statements.

As of December 31, 2002

FUTURES CONTRACTS

                                                     NOTIONAL      UNREALIZED
 NUMBER                                              VALUE AT     APPRECIATION
   OF                                 EXPIRATION     12/31/02    (DEPRECIATION)
CONTRACTS  DESCRIPTION                DATE             (USD)         (USD)
-------------------------------------------------------------------------------
           LONG FUTURES OUTSTANDING
   13      DJ Euro Stoxx 50 Index     March, 2003    $ 326,729   $ (11,829)
    5      FT-SE 100 Index            March, 2003      314,854       1,385
    4      Topix Index                March, 2003      281,284      (6,205)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                  NET UNREALIZED
                                       SETTLEMENT       VALUE      APPRECIATION
                      SETTLEMENT          VALUE      AT 12/31/02  (DEPRECIATION)
  CONTRACTS TO BUY       DATE             (USD)         (USD)          (USD)
---------------------------------------------------------------------------------
    365,000  EUR for
 45,165,975  JPY         2/21/03     $    381,303    $   382,247   $      944
 41,061,800  JPY for
    340,000  EUR         2/21/03          356,066        346,655       (9,411)
    157,665  SGD for
 10,919,063  JPY         2/21/03           92,182         90,963       (1,219)
    545,844  AUD         2/21/03          303,600        305,953        2,353
  1,489,294  CAD         2/21/03          941,608        940,896         (712)
    992,169  EUR         2/21/03          997,172      1,039,051       41,879
    224,381  GBP         2/21/03          351,862        359,987        8,125
  1,685,307  HKD         2/21/03          216,035        216,074           39
247,006,161  JPY         2/21/03        2,036,247      2,085,291       49,044
                                     ------------    -----------   ----------
                                     $  5,676,075    $ 5,767,117   $   91,042
                                     ============    ===========   ==========

                                                                  NET UNREALIZED
                                      SETTLEMENT        VALUE      APPRECIATION
                      SETTLEMENT        VALUE        AT 12/31/02  (DEPRECIATION)
  CONTRACTS TO SELL      DATE           (USD)           (USD)          (USD)
---------------------------------------------------------------------------------
    140,761  AUD         2/21/03    $     78,694     $    78,898   $     (204)
    721,701  CHF         2/21/03         492,930         522,510      (29,580)
    940,000  EUR         2/21/03         949,038         984,417      (35,379)
    366,182  GBP         2/21/03         572,332         587,488      (15,156)
  1,685,307  HKD         2/21/03         215,929         216,074         (145)
168,570,785  JPY         2/21/03       1,374,120       1,423,119      (48,999)
    157,665  SGD         2/21/03          89,537          90,963       (1,426)
                                    ------------     -----------   ----------
                                    $  3,772,580     $ 3,903,469   $ (130,889)
                                    ============     ===========   ==========

                       See notes to financial statements.

Abbreviations:
*       -- Non-income producing security.
#       -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@       -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
ADR     -- American Depositary Receipt.
AUD     -- Australian Dollar.
CAD     -- Canadian Dollar.
CHF     -- Swiss Franc.
EUR     -- Euro.
GBP     -- Great Britain Pound.
GDR     -- Global Depositary Receipt.
HKD     -- Hong Kong Dollar.
JPY     -- Japanese Yen.
PDR     -- Philippine Depositary Receipt.
SGD     -- Singapore Dollar.
USD     -- United States Dollar.


                       See notes to financial statements.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

     STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2002

   ASSETS:
     Investment securities, at value                                            $ 19,179,462
     Cash                                                                            995,693
     Foreign currency, at value                                                      135,382
     Receivables:
       Shares of beneficial interest sold                                                494
       Interest and dividends                                                         38,365
       Foreign tax reclaim                                                            53,025
       Variation margin                                                                2,989
       Unrealized appreciation on forward foreign currency exchange contracts        102,384
       Expense reimbursements                                                         18,652
--------------------------------------------------------------------------------------------
   Total Assets                                                                   20,526,446
--------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Investment securities purchased                                                 9,044
       Shares of beneficial interest redeemed                                            334
       Unrealized depreciation on forward foreign currency exchange contracts        142,231
     Accrued liabilities:
       Investment advisory fees                                                       10,359
       Custodian fees                                                                 26,183
       Trustees' fees                                                                    141
       Other                                                                          46,282
--------------------------------------------------------------------------------------------
   Total Liabilities                                                                 234,574
--------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                              31,624,397
     Accumulated undistributed (overdistributed) net investment income               183,319
     Accumulated net realized gain (loss) on investments, futures
     and foreign exchange transactions                                            (9,496,397)
     Net unrealized appreciation (depreciation) of investments, futures
     and foreign exchange translations                                            (2,019,447)
--------------------------------------------------------------------------------------------
   Total Net Assets                                                             $ 20,291,872
--------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value;
   unlimited number of shares authorized):                                         2,817,988
   Net asset value, redemption and offering price per share:                    $       7.20
--------------------------------------------------------------------------------------------
   Cost of investments                                                          $ 21,152,117
--------------------------------------------------------------------------------------------
   Cost of foreign currency                                                     $    133,814
============================================================================================


                       See notes to financial statements.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     STATEMENT OF OPERATIONS

For the year ended December 31, 2002

   INVESTMENT INCOME:
     Interest                                                                   $     31,596
     Dividend                                                                        522,103
     Foreign taxes withheld                                                          (46,090)
--------------------------------------------------------------------------------------------
   Total investment income                                                           507,609
--------------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                        136,077
     Custodian fees                                                                  104,173
     Printing and postage                                                             27,989
     Professional fees                                                                42,380
     Transfer agent fees                                                              19,305
     Trustees' fees                                                                    8,365
     Other                                                                             7,157
--------------------------------------------------------------------------------------------
   Total expenses                                                                    345,446
--------------------------------------------------------------------------------------------
     Less expense reimbursements                                                      73,361
--------------------------------------------------------------------------------------------
       Net expenses                                                                  272,085
--------------------------------------------------------------------------------------------
   Net investment income                                                             235,524
============================================================================================
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                                (3,889,633)
       Futures                                                                      (411,462)
       Foreign exchange contracts                                                    120,875
     Change in net unrealized appreciation/depreciation of:
       Investments                                                                    37,863
       Futures                                                                       (18,540)
       Foreign currency translations                                                (202,240)
============================================================================================
     Net realized and unrealized gain (loss) on investments,
       futures and foreign exchange transactions                                  (4,363,137)
============================================================================================
     Net increase (decrease) in net assets from operations                      $ (4,127,613)
============================================================================================


                       See notes to financial statements.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     STATEMENT OF CHANGES IN NET ASSETS
     For the year ended December 31, 2002

                                                                    2002              2001
-----------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:

     Net investment income                                     $      235,524    $      232,307

     Net realized gain (loss) on investments, futures
     and foreign exchange transactions                             (4,180,220)       (4,697,739)

     Change in net unrealized
     appreciation/depreciation of investments,
     futures and foreign currency translations                       (182,917)         (836,851)
-----------------------------------------------------------------------------------------------
       Increase (decrease) in net assets from operations           (4,127,613)       (5,302,283)
-----------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                           (103,641)         (259,790)
     Net realized gain on investment transactions                          --          (803,719)
-----------------------------------------------------------------------------------------------
       Total distributions to shareholders                           (103,641)       (1,063,509)
-----------------------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                   35,596,658        67,349,764
     Dividends reinvested                                             103,641         1,063,509
     Cost of shares redeemed                                      (36,035,876)      (64,968,528)
-----------------------------------------------------------------------------------------------
       Increase (decrease) from capital share transactions           (335,577)        3,444,745
-----------------------------------------------------------------------------------------------
        Total increase (decrease) in net assets                    (4,566,831)       (2,921,047)
-----------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                           24,858,703        27,779,750
-----------------------------------------------------------------------------------------------
     End of period                                             $   20,291,872    $   24,858,703
-----------------------------------------------------------------------------------------------
   ACCUMULATED UNDISTRIBUTED
   (OVERDISTRIBUTED) NET INVESTMENT INCOME                     $      183,319    $      (69,439)
-----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                         4,565,320         6,969,103
     Reinvested                                                        11,567           110,222
     Redeemed                                                      (4,567,578)       (6,719,077)
-----------------------------------------------------------------------------------------------
       Change in Shares                                                 9,309           360,248
===============================================================================================


                       See notes to financial statements.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

     NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
JPMorgan International Opportunities Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

C. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2002, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

As of December 31, 2002, the Portfolio had open forward foreign currency exchange contracts as listed on its Portfolio of Investments.

F. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

H. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

I. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

J. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

                              ACCUMULATED            ACCUMULATED
                             UNDISTRIBUTED           NET REALIZED
                          (OVERDISTRIBUTED)          GAIN (LOSS)
PAID-IN CAPITAL          NET INVESTMENT INCOME      ON INVESTMENTS
---------------------------------------------------------------------
$  --                          $ 120,875             $(120,875)

The reclassification for the Portfolio primarily relates to the character for tax purposes of foreign currency reclassifications.

The tax character of distributions paid during the years ended December 31, 2001 and December 31, 2002, respectively, are as follows:

   YEAR              ORDINARY         LONG-TERM           TOTAL
   ENDED              INCOME         CAPITAL GAIN      DISTRIBUTIONS
---------------------------------------------------------------------
December 31, 2001   $ 611,521         $ 451,988        $ 1,063,509
December 31, 2002     103,641                --            103,641

At December 31, 2002, the components of net assets (excluding paid-in capital) on a tax basis are as follows:

Current distributable ordinary income              $    177,010
 Plus/Less: cumulative timing differences               (33,582)
                                                   ------------
Undistributed ordinary income or over-
 distribution of ordinary income                        143,428
                                                   ============
Current distributable long-term capital
 gain or tax basis capital loss carryover            (8,836,097)
Plus/Less: cumulative timing differences               (456,344)
                                                   ------------
Undistributed long-term gains/
 accumulated capital loss                            (9,292,441)
                                                   ============
Unrealized appreciation/(depreciation)             $ (2,183,512)
                                                   ============

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales and the mark to market of forward exchange contracts. The cumulative timing difference account primarily consists of post-October loss deferrals.

At December 31, 2002, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                       EXPIRATION
   AMOUNT                 DATE
-----------------------------------
$ (3,919,243)           12/31/2009
  (4,916,854)           12/31/2010
------------
$ (8,836,097)
============

Capital and currency losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $456,344 and $33,582 of post-October realized capital losses and currency losses, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.60% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

D. OTHER -- For the year ended December 31, 2002, the Portfolio incurred approximately $14,960 in brokerage commissions with affiliated broker/dealers.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002 were as follows:

                    GROSS            GROSS        NET UNREALIZED
  AGGREGATE       UNREALIZED       UNREALIZED      APPRECIATION
    COST         APPRECIATION     DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------------
$ 21,356,073      $ 725,059       $ (2,901,670)    $ (2,176,611)

5. INVESTMENT TRANSACTIONS
For the year ended December 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES          SALES          PURCHASES          SALES
(EXCLUDING U.S.  (EXCLUDING U.S.      OF U.S.          OF U.S.
  GOVERNMENT)      GOVERNMENT)      GOVERNMENT       GOVERNMENT
---------------------------------------------------------------
$ 18,892,441       $ 20,253,683        $ --              $ --

6. CONCENTRATIONS
As of December 31, 2002, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2002, the Portfolio invested approximately 27.0% of its respective portfolio in securities in the United Kingdom.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                      YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        2002        2001        2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   8.85    $  11.35    $  13.83     $  10.52     $  10.60
                                                                      --------    --------    --------     --------     --------
   Income from investment operations:
     Net investment income (loss)                                         0.08        0.09       (0.01)        0.11         0.14
     Net gains or losses on securities (both realized and unrealized)    (1.69)      (2.24)      (2.18)        3.71         0.40
                                                                      --------    --------    --------     --------     --------
     Total from investment operations                                    (1.61)      (2.15)      (2.19)        3.82         0.54
                                                                      --------    --------    --------     --------     --------
   Less distributions:
     Dividends from net investment income                                 0.04        0.09        0.04         0.11         0.16
     Distributions from capital gains                                       --        0.26        0.25         0.40           --
     Distributions in excess of net realized gains                          --          --          --           --         0.46
                                                                      --------    --------    --------     --------     --------
     Total distributions                                                  0.04        0.35        0.29         0.51         0.62
                                                                      --------    --------    --------     --------     --------
Net asset value, end of period                                        $   7.20    $   8.85    $  11.35     $  13.83     $  10.52
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (18.31%)    (19.14%)    (15.84%)      36.66%        4.73%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)                         $ 20,292    $ 24,859    $ 27,780     $ 22,304     $  9,788
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net expenses                                                         1.20%       1.20%       1.20%        1.20%        1.20%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                         1.04%       0.88%       0.65%        0.85%        0.44%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                          1.52%       1.40%       1.73%        1.98%        3.26%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and reimbursements      0.72%       0.68%       0.12%        0.07%       (1.62%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     86%         82%         88%          66%         127%
--------------------------------------------------------------------------------------------------------------------------------

                     See notes to financial statements.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
JPMorgan International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Opportunities Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     TRUSTEE INFORMATION (UNAUDITED)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trust.

                         POSITIONS                                              NUMBER OF PORT-      OTHER
                         HELD WITH                     PRINCIPAL                FOLIOS IN JPMORGAN   DIRECTORSHIPS
                         JPMORGAN     TERM OF OFFICE   OCCUPATIONS              FUND COMPLEX         HELD OUTSIDE
NAME, CONTACT            FUND         AND LENGTH OF    DURING PAST              OVERSEEN BY          JPMORGAN FUND
ADDRESS AND AGE          COMPLEX      TIME SERVED      5 YEARS                  TRUSTEE              COMPLEX
-----------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;        Trustee      1 year           Teacher, Township        7                    None
522 Fifth Avenue,                                      High School,
New York, NY 10036;                                    Palatine, IL; formerly
Age 47                                                 Executive Vice
                                                       President and CFO,
                                                       Galileo International,
                                                       Inc.

John R. Rettberg;        Trustee      7 years          Retired; formerly        7                    Director of Enalasys,
522 Fifth Avenue,                                      Corporate Vice                                and Vari-Lite
New York, NY 10036;                                    President and                                 International Corp.
Age 65                                                 Treasurer, Northrop
                                                       Grumman Corp.
                                                       "Northrop"

John F. Ruffle;          Trustee      7 years          Retired; formerly        7                    Trustee, The John
522 Fifth Avenue,                                      Director and Vice                             Hopkins University,
New York, NY 10036;                                    Chairman, J.P. Morgan                         Director of Bethlehem
Age 65                                                 Chase & Co.                                   Steel Corp., and
                                                                                                     American Shared
                                                                                                     Hospital Services

Kenneth Whipple, Jr.;    Trustee      7 years          Chairman and CEO of      7                    Director, AB Volvo
522 Fifth Avenue,                                      CMS Energy Corp;
New York, NY 10036;                                    formerly Executive
Age 68                                                 Vice President, Ford
                                                       Motor Company,
                                                       President, Ford
                                                       Financial Services
                                                       Group, Chairman, Ford
                                                       Motor Credit Company

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS

Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

 (C)J.P. Morgan Chase & Co., 2003 All Rights Reserved. February 2003

                                                                     AN-IOP-1202

[GRAPHIC]

JPMORGAN FUNDS

ANNUAL REPORT DECEMBER 31, 2002

U.S. DISCIPLINED EQUITY PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

JPMorgan U.S. Disciplined Equity Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            7

Financial Statements                               15

Notes to Financial Statements                      18

Financial Highlights                               23

HIGHLIGHTS

- 2002 was a year of nearly unprecedented volatility in the nation's equity markets, which fell for a third straight year, the first such string of losses in 61 years.

- Companies shored up their balance sheets, unloaded excess inventories and pared their operations in preparation for a new era of growth.

- We believe that our economy will mend and global growth will resume.

NOT FDIC INSURED                 May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

PRESIDENT'S LETTER                                             FEBRUARY 10, 2003

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Series Trust II U.S. Disciplined Equity Portfolio for the year ended December 31, 2002. Inside, you'll find detailed information about your Portfolio, as well as a report from the portfolio management team.

A YEAR OF CLEANING UP...

As many investors would no doubt agree, there is little good to be said about 2002, other than that it is finally over. It was a year of nearly unprecedented volatility in the nation's equity markets, which fell for a third straight year, the first such string of losses in 61 years.

Investors had lost some of their faith in Corporate America, as numerous accounting scandals and weak corporate earnings continued to rock boardrooms across the nation.

It was a year of cleansing, as companies shored up their balance sheets, unloaded excess inventories and pared their operations in preparation for a new era of growth.

Geopolitical tensions were on the rise, as implacable lines were drawn in the international war against terrorism.

Yet, it was also a year when millions of Americans took advantage of historically low interest rates to realize the American dream of home ownership. It was a year when consumer prices barely budged and personal income rose.

In the end, it was a year of challenge, of introspection, of girding for an uncertain future...

....AND PREPARING TO MOVE AHEAD.

Management at the majority of corporations that remain untouched by scandal are doing what needs to be done to set things right and restore investor confidence in U.S. equities. We believe that our economy will mend and global growth will resume.

This is not to say that everything is rosy, or that the corner will be turned tomorrow. But, it will be turned. And, when it does, we are confident that after three years of frustration, external threats and internal disappointments, we are more than ready to move ahead.

IMPORTANT UPDATES ABOUT YOUR PORTFOLIO.

JPMorgan Series Trust II U.S. Disciplined Equity Portfolio will undergo changes to its name, portfolio manager and investment strategy. Effective March 31, 2003, the Portfolio will be renamed the JPMorgan Large Cap Equity Portfolio, and will be managed by David Silberman. Mr. Silberman will transition to a more concentrated portfolio of 50-60 equity securities.

On behalf of everyone here, we would like to thank you for your investment, and look forward to serving your investment needs for many years to come.

Sincerely,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     As of December 31, 2002

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Series Trust II U.S. Disciplined Equity Portfolio, which seeks to provide a consistently high total return from a broadly diversified portfolio while maintaining risk characteristics similar to those of the S&P 500 index, declined 24.62% for the year ended December 31, 2002. This compares to a fall of 22.10% from the S&P 500 Index, the Portfolio's benchmark.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?

A: For the year, performance was enhanced by effective stock selection within the network technology, utilities and semiconductor sectors. This outperformance, however, was outweighed by difficulties in the industrial cyclical, media and telecommunications sectors. At the stock-specific level, overweight positions in Forest Labs, Countrywide Credit, Gannett and Allstate, relative to the benchmark, were among the positions that contributed the most to performance. However, overweight positions in Tyco, Dynegy, Sprint-PCS, and CIGNA detracted from portfolio results.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: The Portfolio seeks to mirror the sector and style characteristics of the S&P 500, so that excess returns relative to the benchmark are driven purely by stock selection. As such, over the year, we maintained a sector and style neutral, fully invested strategy. Our focus was on companies that both appeared to be undervalued relative to their respective peer group and possessed a good, long-term risk/reward profile.

In 2002, we witnessed a continuation of the stock market correction that began in March 2000, with the ending of the late `90s stock market bubble. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As such, we re-examined the earnings forecasts of each of the companies within our research universe to ensure realistic expectations of future growth. We sharpened our focus on identifying and quantifying the risks surrounding individual companies so as to avoid downward spiraling stocks.

Q: WHAT IS THE OUTLOOK?

A: We believe that it is looking increasingly likely that the U.S. economy will find its footing over the course of 2003. The Federal Reserve is clearly committed to growth and probably will keep rates at a 40-plus year low for the time being. Corporations have strengthened their balance sheets, cut costs to the bone and reduced their respective inventories. A major fiscal stimulus program is presently before Congress. If it passes muster, as expected, it should release a good deal of liquidity later in the year. Stocks, while not cheap on a valuation basis, are still considerably less expensive than they were only a short time ago. When the economy shows signs of growing more strongly, we should see an upturn in corporate spending which should help to improve current and future earnings.

                                   (UNAUDITED)

Still, we must ever be cognizant of the potential negative impact that current geopolitical events could have on renewed domestic and global economic growth.

Looking ahead, we are highly confident in the Portfolio's prospects. We are committed to our valuation-based approach, which should produce strong relative results.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                    23.2%
Finance & Insurance                          20.3%
Technology                                   15.5%
Industrial Products & Services               12.5%
Pharmaceuticals                              10.9%
Energy                                        6.1%
Telecommunications                            4.1%
Health Services & Systems                     3.2%
Utilities                                     2.8%
Short-Term Investments                        1.0%
REITs                                         0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. MICROSOFT CORP. (4.0%)

 2. CITIGROUP, INC. (3.1%)

 3. GENERAL ELECTRIC CO. (3.1%)

 4. WAL-MART STORES, INC. (2.4%)

 5. EXXON MOBIL CORP. (2.3%)

 6. PROCTER & GAMBLE CO. (2.2%)

 7. PFIZER, INC. (2.1%)

 8. THE COCA-COLA CO. (2.0%)

 9. INTERNATIONAL BUSINESS MACHINES CORP. (1.7%)

10. VERIZON COMMUNICATIONS, INC (1.6%)

TOP 10 EQUITY HOLDINGS COMPRISED 24.5% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($10,454,248). AS OF DECEMBER 31, 2002, THE PORTFOLIO HELD 258 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                             SINCE
                                                                           INCEPTION
                                       1 YEAR      3 YEARS      5 YEARS     (1/3/95)
-------------------------------------------------------------------------------------
  U.S. Disciplined Equity Portfolio   (24.62%)     (16.08%)     (2.88%)       7.53%
-------------------------------------------------------------------------------------

                                   (UNAUDITED)

[CHART]

  LIFE OF FUND PERFORMANCE (1/3/95 TO 12/31/02)

            JPMORGAN U.S. DISCIPLINED                      LIPPER VARIABLE ANNUITY GROWTH    LIPPER VARIABLE ANNUITY
            EQUITY PORTFOLIO              S&P 500 INDEX    AND INCOME FUNDS AVERAGE          LARGE-CAP CORE FUNDS AVERAGE
Jan-1995                     $ 10,000          $ 10,000                          $ 10,000                        $ 10,000
Jan-1995                     $ 10,210          $ 10,000                          $ 10,000                        $ 10,000
Feb-1995                     $ 10,650          $ 10,390                          $ 10,370                        $ 10,382
Mar-1995                     $ 11,040          $ 10,697                          $ 10,640                        $ 10,676
Apr-1995                     $ 11,289          $ 11,011                          $ 10,890                        $ 10,917
May-1995                     $ 11,719          $ 11,451                          $ 11,244                        $ 11,293
Jun-1995                     $ 11,940          $ 11,717                          $ 11,498                        $ 11,655
Jul-1995                     $ 12,370          $ 12,106                          $ 11,885                        $ 12,127
Aug-1995                     $ 12,419          $ 12,136                          $ 11,989                        $ 12,225
Sep-1995                     $ 12,779          $ 12,649                          $ 12,360                        $ 12,632
Oct-1995                     $ 12,439          $ 12,603                          $ 12,211                        $ 12,504
Nov-1995                     $ 13,160          $ 13,156                          $ 12,765                        $ 13,028
Dec-1995                     $ 13,377          $ 13,410                          $ 12,960                        $ 13,155
Jan-1996                     $ 13,737          $ 13,866                          $ 13,306                        $ 13,501
Feb-1996                     $ 14,033          $ 13,995                          $ 13,513                        $ 13,781
Mar-1996                     $ 14,317          $ 14,129                          $ 13,692                        $ 13,907
Apr-1996                     $ 14,607          $ 14,337                          $ 13,928                        $ 14,201
May-1996                     $ 14,790          $ 14,707                          $ 14,201                        $ 14,540
Jun-1996                     $ 14,618          $ 14,763                          $ 14,162                        $ 14,485
Jul-1996                     $ 13,844          $ 14,110                          $ 13,562                        $ 13,806
Aug-1996                     $ 14,360          $ 14,408                          $ 13,954                        $ 14,199
Sep-1996                     $ 15,016          $ 15,219                          $ 14,587                        $ 14,982
Oct-1996                     $ 15,231          $ 15,639                          $ 14,863                        $ 15,241
Nov-1996                     $ 16,500          $ 16,822                          $ 15,813                        $ 16,260
Dec-1996                     $ 16,221          $ 16,489                          $ 15,666                        $ 16,000
Jan-1997                     $ 17,145          $ 17,519                          $ 16,361                        $ 16,823
Feb-1997                     $ 17,216          $ 17,656                          $ 16,471                        $ 16,807
Mar-1997                     $ 16,649          $ 16,930                          $ 15,895                        $ 16,095
Apr-1997                     $ 17,332          $ 17,941                          $ 16,475                        $ 16,845
May-1997                     $ 18,457          $ 19,033                          $ 17,481                        $ 17,921
Jun-1997                     $ 19,020          $ 19,886                          $ 18,146                        $ 18,654
Jul-1997                     $ 20,659          $ 21,469                          $ 19,448                        $ 20,128
Aug-1997                     $ 19,918          $ 20,267                          $ 18,822                        $ 19,291
Sep-1997                     $ 20,780          $ 21,377                          $ 19,754                        $ 20,299
Oct-1997                     $ 19,905          $ 20,663                          $ 19,082                        $ 19,581
Nov-1997                     $ 20,373          $ 21,620                          $ 19,578                        $ 20,160
Dec-1997                     $ 20,681          $ 21,992                          $ 19,907                        $ 20,479
Jan-1998                     $ 20,811          $ 22,236                          $ 19,947                        $ 20,637
Feb-1998                     $ 22,297          $ 23,839                          $ 21,300                        $ 22,147
Mar-1998                     $ 23,191          $ 25,060                          $ 22,277                        $ 23,159
Apr-1998                     $ 23,627          $ 25,313                          $ 22,455                        $ 23,372
May-1998                     $ 23,466          $ 24,878                          $ 22,015                        $ 22,921
Jun-1998                     $ 23,729          $ 25,888                          $ 22,354                        $ 23,726
Jul-1998                     $ 23,205          $ 25,613                          $ 21,791                        $ 23,375
Aug-1998                     $ 19,617          $ 21,910                          $ 18,699                        $ 19,864
Sep-1998                     $ 21,120          $ 23,314                          $ 19,707                        $ 21,010
Oct-1998                     $ 22,651          $ 25,209                          $ 21,167                        $ 22,565
Nov-1998                     $ 24,329          $ 26,737                          $ 22,230                        $ 23,878
Dec-1998                     $ 25,500          $ 28,277                          $ 23,203                        $ 25,404
Jan-1999                     $ 26,191          $ 29,459                          $ 23,607                        $ 26,232
Feb-1999                     $ 25,143          $ 28,543                          $ 22,894                        $ 25,379
Mar-1999                     $ 26,237          $ 29,685                          $ 23,677                        $ 26,395
Apr-1999                     $ 27,709          $ 30,834                          $ 25,169                        $ 27,371
May-1999                     $ 27,368          $ 30,106                          $ 24,887                        $ 26,824
Jun-1999                     $ 29,029          $ 31,777                          $ 25,917                        $ 28,283
Jul-1999                     $ 28,036          $ 30,785                          $ 25,186                        $ 27,483
Aug-1999                     $ 27,891          $ 30,631                          $ 24,685                        $ 27,101
Sep-1999                     $ 27,076          $ 29,792                          $ 23,841                        $ 26,418
Oct-1999                     $ 28,508          $ 31,678                          $ 24,804                        $ 27,934
Nov-1999                     $ 28,965          $ 32,321                          $ 25,087                        $ 28,694
Dec-1999                     $ 30,227          $ 34,225                          $ 26,037                        $ 30,608
Jan-2000                     $ 28,625          $ 32,507                          $ 24,949                        $ 29,298
Feb-2000                     $ 27,999          $ 31,892                          $ 24,350                        $ 29,365
Mar-2000                     $ 30,838          $ 35,011                          $ 26,535                        $ 31,776
Apr-2000                     $ 29,786          $ 33,957                          $ 26,102                        $ 30,702
May-2000                     $ 29,083          $ 33,261                          $ 25,972                        $ 29,922
Jun-2000                     $ 29,801          $ 34,080                          $ 25,834                        $ 30,811
Jul-2000                     $ 29,369          $ 33,548                          $ 25,731                        $ 30,370
Aug-2000                     $ 31,167          $ 35,631                          $ 27,442                        $ 32,405
Sep-2000                     $ 29,206          $ 33,750                          $ 26,670                        $ 30,785
Oct-2000                     $ 29,154          $ 33,608                          $ 27,025                        $ 30,520
Nov-2000                     $ 26,673          $ 30,960                          $ 25,417                        $ 28,011
Dec-2000                     $ 26,907          $ 31,112                          $ 26,467                        $ 28,437
Jan-2001                     $ 28,046          $ 32,216                          $ 27,113                        $ 29,199
Feb-2001                     $ 25,409          $ 29,278                          $ 25,586                        $ 26,568
Mar-2001                     $ 23,765          $ 27,422                          $ 24,261                        $ 24,788
Apr-2001                     $ 25,776          $ 29,552                          $ 25,962                        $ 26,779
May-2001                     $ 26,065          $ 29,750                          $ 26,291                        $ 26,872
Jun-2001                     $ 25,468          $ 29,027                          $ 25,673                        $ 26,120
Jul-2001                     $ 25,198          $ 28,743                          $ 25,442                        $ 25,634
Aug-2001                     $ 23,570          $ 26,944                          $ 24,221                        $ 24,037
Sep-2001                     $ 21,364          $ 24,769                          $ 22,148                        $ 22,004
Oct-2001                     $ 21,798          $ 25,242                          $ 22,542                        $ 22,558
Nov-2001                     $ 23,515          $ 27,178                          $ 24,093                        $ 24,230
Dec-2001                     $ 23,701          $ 27,418                          $ 24,469                        $ 24,474
Jan-2002                     $ 23,156          $ 27,017                          $ 24,080                        $ 23,965
Feb-2002                     $ 22,630          $ 26,496                          $ 23,851                        $ 23,452
Mar-2002                     $ 23,483          $ 27,492                          $ 24,860                        $ 24,362
Apr-2002                     $ 21,896          $ 25,826                          $ 23,781                        $ 22,942
May-2002                     $ 21,677          $ 25,635                          $ 23,657                        $ 22,713
Jun-2002                     $ 20,097          $ 23,810                          $ 21,971                        $ 21,025
Jul-2002                     $ 18,517          $ 21,953                          $ 20,156                        $ 19,417
Aug-2002                     $ 18,626          $ 22,098                          $ 20,275                        $ 19,520
Sep-2002                     $ 16,520          $ 19,696                          $ 18,081                        $ 17,521
Oct-2002                     $ 17,935          $ 21,429                          $ 19,383                        $ 18,928
Nov-2002                     $ 19,006          $ 22,691                          $ 20,592                        $ 19,891
Dec-2002                     $ 17,871          $ 21,359                          $ 19,540                        $ 18,729

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, S&P 500 Index, Lipper Variable Annuity Growth and Income Funds Average and Lipper Variable Annuity Large-Cap Core Funds Average from January 3, 1995 to December 31, 2002. The performance of the Portfoilo assumes reinvest of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged, broad-based index that replicated the U.S. stock markets. The Lipper Variable Annuity Growth and Income Funds Average and the Lipper Variable Annuity Large-Cap Core Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

                                   (UNAUDITED)

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Portfolio of Investments

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
---------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.0%

             COMMON STOCKS -- 99.0%
             ADVERTISING -- 0.0%^
      200    Interpublic Group of Companies, Inc.                   $      2,816

             AEROSPACE -- 1.9%
      200    General Dynamics Corp.                                       15,874
    3,100    Lockheed Martin Corp.                                       179,025
      900    Northrop Grumman Corp.                                       87,300
    4,300    The Boeing Co.                                              141,857
    6,300    United Technologies Corp.                                   390,222
                                                                    ------------
                                                                         814,278
             AGRICULTURAL PRODUCTION/SERVICES -- 0.2%
    5,000    Monsanto Co.                                                 96,250

             APPAREL -- 0.5%
    4,500    Jones Apparel Group, Inc. *                                 159,480
    1,600    Nike, Inc., Class B                                          71,152
                                                                    ------------
                                                                         230,632
             AUTOMOTIVE -- 1.4%
      100    Delphi Corp.                                                    805
   11,900    Ford Motor Co.                                              110,670
    5,100    General Motors Corp.                                        187,986
    2,400    Harley-Davidson, Inc.                                       110,880
      800    Johnson Controls, Inc.                                       64,136
    2,200    Lear Corp. *                                                 73,216
    1,100    Paccar, Inc.                                                 50,743
                                                                    ------------
                                                                         598,436
             BANKING -- 6.2%
    2,100    AmSouth Bancorp                                              40,320
    1,300    Bank of America Corp.                                        90,441
   11,300    Bank One Corp.                                              413,015
    1,400    Compass Bancshares, Inc.                                     43,778
      400    Cullen/Frost Bankers, Inc.                                   13,080
      200    FirstMerit Corp.                                              4,332
   14,500    FleetBoston Financial Corp.                                 352,350
    2,400    GreenPoint Financial Corp.                                  108,432
    2,000    Hibernia Corp., Class A                                      38,520
    2,500    Marshall & Ilsley Corp.                                      68,450
    4,600    Mellon Financial Corp.                                      120,106
      100    North Fork Bancorporation, Inc.                               3,374
    5,000    PNC Financial Services Group, Inc.                          209,500
    1,000    SouthTrust Corp.                                             24,850
    4,000    SunTrust Banks, Inc.                                        227,680
    1,000    TCF Financial Corp.                                          43,690
   25,100    U.S. Bancorp                                                532,622
    8,700    Washington Mutual, Inc.                                     300,411
      100    Wells Fargo & Co.                                             4,687
                                                                    ------------
                                                                       2,639,638

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             BIOTECHNOLOGY -- 1.4%
    9,100    Amgen, Inc. *                                          $    439,894
      300    Gilead Sciences, Inc. *                                      10,200
    4,100    Human Genome Sciences, Inc. *                                36,121
    4,300    MedImmune, Inc. *                                           116,831
                                                                    ------------
                                                                         603,046
             BROADCASTING/CABLE -- 0.1%
      800    Clear Channel Communications, Inc. *                         29,832
      100    Cox Communications, Inc., Class A *                           2,840
                                                                    ------------
                                                                          32,672
             BUSINESS SERVICES -- 1.3%
    7,700    Automatic Data Processing, Inc.                             302,225
    9,300    Cendant Corp. *                                              97,464
      800    Cintas Corp.                                                 36,600
      700    Computer Sciences Corp. *                                    24,115
    2,200    First Data Corp.                                             77,902
      500    Paychex, Inc.                                                13,950
                                                                    ------------
                                                                         552,256
             CHEMICALS -- 1.4%
    3,100    Air Products & Chemicals, Inc.                              132,525
    2,500    Eastman Chemical Co.                                         91,925
    3,900    PPG Industries, Inc.                                        195,585
    1,500    Praxair, Inc.                                                86,655
      300    Rohm & Haas Co.                                               9,744
    2,300    The Dow Chemical Co.                                         68,310
                                                                    ------------
                                                                         584,744
             COMPUTER NETWORKS -- 1.4%
   45,600    Cisco Systems, Inc. *                                       597,360
      400    Network Appliance, Inc. *                                     4,000
                                                                    ------------
                                                                         601,360
             COMPUTER SOFTWARE -- 4.7%
    1,700    Electronic Arts, Inc. *                                      84,609
   33,100    Microsoft Corp. *                                         1,711,270
   21,200    Oracle Corp. *                                              228,960
      300    Siebel Systems, Inc. *                                        2,244
                                                                    ------------
                                                                       2,027,083
             COMPUTERS/COMPUTER HARDWARE -- 4.0%
   14,700    Dell Computer Corp. *                                       393,078
   25,000    Hewlett-Packard Co.                                         434,000
    9,500    International Business Machines Corp.                       736,250
      200    Lexmark International, Inc. *                                12,100
    5,500    NCR Corp. *                                                 130,570
                                                                    ------------
                                                                       1,705,998
             CONSTRUCTION MATERIALS -- 0.3%
    6,000    Masco Corp.                                                 126,300

             CONSUMER PRODUCTS -- 5.0%
      500    Black & Decker Corp.                                         21,445
    1,700    Colgate-Palmolive Co.                                        89,131
      600    Fortune Brands, Inc.                                         27,906
    1,600    Kimberly-Clark Corp.                                         75,952
   15,400    Philip Morris Companies, Inc.                               624,162

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- CONTINUED
   10,900    Procter & Gamble Co.                                   $    936,746
   11,700    The Gillette Co.                                            355,212
                                                                    ------------
                                                                       2,130,554
             CONSUMER SERVICES -- 0.0%^
    1,300    BearingPoint, Inc. *                                          8,970

             DIVERSIFIED -- 4.1%
   54,200    General Electric Co.                                      1,319,770
   25,400    Tyco International LTD (Bermuda)                            433,832
                                                                    ------------
                                                                       1,753,602
             ENTERTAINMENT/LEISURE -- 0.8%
    8,900    Carnival Corp.                                              222,055
    2,400    Harrah's Entertainment, Inc. *                               95,040
    1,000    Park Place Entertainment Corp. *                              8,400
                                                                    ------------
                                                                         325,495
             ENVIRONMENTAL SERVICES -- 0.4%
    6,700    Waste Management, Inc.                                      153,564

             FINANCIAL SERVICES -- 8.8%
    3,600    American Express Co.                                        127,260
    8,200    Capital One Financial Corp.                                 243,704
    5,700    CIT Group, Inc.                                             111,720
   38,000    Citigroup, Inc.                                           1,337,220
    8,300    Countrywide Financial Corp.                                 428,695
   10,900    E*TRADE Group, Inc. *                                        52,974
    4,600    Fannie Mae                                                  295,918
    7,100    Freddie Mac                                                 419,255
      200    Golden West Financial Corp.                                  14,362
    1,700    Goldman Sachs Group, Inc.                                   115,770
    3,300    Household International, Inc.                                91,773
      100    LaBranche & Co., Inc. *                                       2,664
    1,300    MBNA Corp.                                                   24,726
    1,400    Merrill Lynch & Co., Inc.                                    53,130
    5,900    Morgan Stanley                                              235,528
   24,400    The Charles Schwab Corp.                                    264,740
                                                                    ------------
                                                                       3,819,439
             FOOD/BEVERAGE PRODUCTS -- 3.7%
    2,800    Archer Daniels Midland Co.                                   34,720
    1,340    Del Monte Foods Co. *                                        10,316
    2,800    H.J. Heinz Co.                                               92,036
    3,200    Kellogg Co.                                                 109,664
    5,100    Kraft Foods, Inc., Class A                                  198,543
    4,200    PepsiCo, Inc.                                               177,324
    3,600    Sysco Corp.                                                 107,244
   19,700    The Coca-Cola Co.                                           863,254
                                                                    ------------
                                                                       1,593,101
             HEALTH CARE/HEALTH CARE SERVICES -- 3.2%
    4,500    Baxter International, Inc.                                  126,000
    4,700    Becton, Dickinson & Co.                                     144,243
    1,100    Biomet, Inc.                                                 31,526
    1,800    Boston Scientific Corp. *                                    76,536

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
      800    C.R. Bard, Inc.                                        $     46,400
    2,200    Cardinal Health, Inc.                                       130,218
    1,400    Guidant Corp. *                                              43,190
    5,200    HCA, Inc.                                                   215,800
    1,100    McKesson Corp.                                               29,733
    4,100    Medtronic, Inc.                                             186,960
    3,400    St. Jude Medical, Inc. *                                    135,048
      400    Stryker Corp.                                                26,848
    3,100    Tenet Healthcare Corp. *                                     50,840
    1,800    WellPoint Health Networks, Inc. *                           128,088
                                                                    ------------
                                                                       1,371,430
             HOTELS/OTHER LODGING -- 0.0%^
      500    Marriott International, Inc., Class A                        16,435

             INDUSTRIAL COMPONENTS -- 0.1%
      800    SPX Corp. *                                                  29,960

             INSURANCE -- 5.3%
    4,900    Aetna, Inc.                                                 201,488
    3,000    Ambac Financial Group, Inc.                                 168,720
    9,200    American International Group, Inc.                          532,220
    4,300    AON Corp.                                                    81,227
    2,000    CIGNA Corp.                                                  82,240
      200    Jefferson-Pilot Corp.                                         7,622
      300    John Hancock Financial Services, Inc.                         8,370
    3,400    MBIA, Inc.                                                  149,124
    5,500    Metlife, Inc.                                               148,720
      700    Protective Life Corp.                                        19,264
    9,100    The Allstate Corp.                                          336,609
    1,800    Torchmark Corp.                                              65,754
   24,500    Travelers Property Casualty Corp., Class A *                358,925
    1,400    Travelers Property Casualty Corp., Class B *                 20,510
    4,700    UnumProvident Corp.                                          82,438
                                                                    ------------
                                                                       2,263,231
             INTERNET SERVICES/SOFTWARE -- 0.4%
    2,600    eBay, Inc. *                                                176,332

             MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
    1,100    Deere & Co.                                                  50,435
    3,600    Ingersoll-Rand Co., LTD (Bermuda), Class A                  155,016
    1,900    Rockwell Automation, Inc.                                    39,349
                                                                    ------------
                                                                         244,800
             MANUFACTURING -- 0.8%
    1,700    3M Co.                                                      209,610
      400    Cooper Industries LTD, Class A                               14,580
      300    Danaher Corp.                                                19,710
      500    Eaton Corp.                                                  39,055
    2,400    Honeywell International, Inc.                                57,600
                                                                    ------------
                                                                         340,555
             METALS/MINING -- 0.7%
   12,300    Alcoa, Inc.                                                 280,194

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             MULTI-MEDIA -- 4.0%
   22,400    AOL Time Warner, Inc. *                                $    293,440
    6,400    Comcast Corp., Class A *                                    150,848
    6,600    Comcast Corp., Special Class A *                            149,094
    1,000    Fox Entertainment Group, Inc., Class A *                     25,930
    2,300    Gannett Co., Inc.                                           165,140
    5,600    Liberty Media Corp., Class A *                               50,064
    8,200    The Walt Disney Co.                                         133,742
    4,800    Tribune Co.                                                 218,208
   13,400    Viacom, Inc., Class B *                                     546,184
                                                                    ------------
                                                                       1,732,650
             OFFICE/BUSINESS EQUIPMENT -- 0.1%
    1,300    Pitney Bowes, Inc.                                           42,458

             OIL & GAS -- 6.0%
    4,900    Anadarko Petroleum Corp.                                    234,710
    3,400    Baker Hughes, Inc.                                          109,446
    6,000    ChevronTexaco Corp.                                         398,880
    8,400    ConocoPhillips                                              406,476
    3,000    Cooper Cameron Corp. *                                      149,460
    1,500    Devon Energy Corp.                                           68,850
      900    Diamond Offshore Drilling, Inc.                              19,665
      200    ENSCO International, Inc.                                     5,890
   27,700    ExxonMobil Corp.                                            967,838
    4,600    Rowan Companies, Inc.                                       104,420
    3,100    Transocean, Inc.                                             71,920
      800    Valero Energy Corp.                                          29,552
                                                                    ------------
                                                                       2,567,107
             PACKAGING -- 0.0%^
      600    Smurfit-Stone Container Corp. *                               9,235

             PAPER/FOREST PRODUCTS -- 0.4%
      500    Bowater, Inc.                                                20,975
      300    Georgia-Pacific Corp.                                         4,848
    1,900    Temple-Inland, Inc.                                          85,139
      900    Weyerhaeuser Co.                                             44,289
                                                                    ------------
                                                                         155,251
             PHARMACEUTICALS -- 9.5%
   13,000    Abbott Laboratories                                         520,000
   12,600    Bristol-Myers Squibb Co.                                    291,690
    4,400    Eli Lilly & Co.                                             279,400
    1,800    Forest Laboratories, Inc. *                                 176,796
   12,600    Johnson & Johnson                                           676,746
    6,900    Merck & Co., Inc.                                           390,609
   28,900    Pfizer, Inc.                                                883,473
   12,400    Pharmacia Corp.                                             518,320
    7,200    Schering-Plough Corp.                                       159,840
    1,600    Vertex Pharmaceuticals, Inc. *                               25,360
    5,600    Wyeth                                                       209,440
                                                                    ------------
                                                                       4,131,674
             PHOTOGRAPHIC EQUIPMENT -- 0.1%
    1,400    Eastman Kodak Co.                                            49,056

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             PIPELINES -- 0.1%
    3,600    El Paso Corp.                                          $     25,056
      600    Kinder Morgan, Inc.                                          25,362
                                                                    ------------
                                                                          50,418
             PRINTING & PUBLISHING -- 0.1%
      500    The McGraw-Hill Companies, Inc.                              30,220

             REAL ESTATE INVESTMENT TRUST -- 0.4%
      600    Apartment Investment &
               Management Co., Class A                                    22,488
    1,000    Archstone-Smith Trust                                        23,540
      200    Developers Diversified Realty Corp.                           4,398
      700    General Growth Properties, Inc.                              36,400
      500    Highwoods Properties, Inc.                                   11,050
      800    ProLogis                                                     20,120
    1,100    The Rouse Co.                                                34,870
                                                                    ------------
                                                                         152,866
             RESTAURANTS/FOOD SERVICES -- 0.5%
    1,500    Wendy's International, Inc.                                  40,605
    7,800    Yum! Brands, Inc. *                                         188,916
                                                                    ------------
                                                                         229,521
             RETAILING -- 6.7%
    5,800    Abercrombie & Fitch Co., Class A *                          118,668
    2,300    Bed Bath & Beyond, Inc. *                                    79,419
    8,800    CVS Corp.                                                   219,736
    4,100    Federated Department Stores, Inc. *                         117,916
   17,800    Home Depot, Inc.                                            426,488
    4,500    Kohl's Corp. *                                              251,775
    5,000    Lowe's Companies, Inc.                                      187,500
      100    Pier 1 Imports, Inc.                                          1,893
      400    Sears, Roebuck & Co.                                          9,580
    7,600    Target Corp.                                                228,000
    5,100    The Gap, Inc.                                                79,152
    4,100    The TJX Companies, Inc.                                      80,032
   20,200    Wal-Mart Stores, Inc.                                     1,020,302
    1,800    Walgreen Co.                                                 52,542
                                                                    ------------
                                                                       2,873,003
             SEMI-CONDUCTORS -- 3.0%
   12,900    Altera Corp. *                                              159,057
    1,800    Analog Devices, Inc. *                                       42,966
    7,400    Applied Materials, Inc. *                                    96,422
      200    Applied Micro Circuits Corp. *                                  738
      100    Broadcom Corp., Class A *                                     1,506
   37,100    Intel Corp.                                                 577,647
    4,500    Intersil Corp., Class A *                                    62,730
    2,900    Linear Technology Corp.                                      74,588
    2,400    Maxim Integrated Products, Inc.                              79,296
    3,200    Micron Technology, Inc. *                                    31,168
      800    QLogic Corp. *                                               27,608
      100    Teradyne, Inc. *                                              1,301
    2,300    Texas Instruments, Inc.                                      34,523
    5,100    Xilinx, Inc. *                                              105,060
                                                                    ------------
                                                                       1,294,610

                       See notes to financial statements.

As of December 31, 2002

   SHARES    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED

             SHIPPING/TRANSPORTATION -- 1.4%
    2,700    Burlington Northern Santa Fe Corp.                     $     70,227
    1,300    CSX Corp.                                                    36,803
      900    FedEx Corp.                                                  48,798
      900    Norfolk Southern Corp.                                       17,991
    1,100    Union Pacific Corp.                                          65,857
    5,500    United Parcel Service, Inc., Class B                        346,940
                                                                    ------------
                                                                         586,616
             STEEL -- 0.1%
    2,700    United States Steel Corp.                                    35,424

             TELECOMMUNICATIONS -- 4.1%
    4,080    AT&T Corp.                                                  106,529
   23,900    AT&T Wireless Services, Inc. *                              135,035
    8,400    BellSouth Corp.                                             217,308
    6,000    Qwest Communications International, Inc. *                   30,000
   17,600    SBC Communications, Inc.                                    477,136
    3,800    Sprint Corp. - FON Group                                     55,024
   10,700    Sprint Corp. - PCS Group *                                   46,866
   17,500    Verizon Communications, Inc.                                678,125
                                                                    ------------
                                                                       1,746,023
             TELECOMMUNICATIONS EQUIPMENT -- 0.7%
   28,800    Lucent Technologies, Inc. *                                  36,288
   22,200    Motorola, Inc.                                              192,030
    1,700    QUALCOMM, Inc. *                                             61,863
                                                                    ------------
                                                                         290,181
             TOYS & GAMES -- 0.3%
    3,700    Hasbro, Inc.                                                 42,735
    3,900    Mattel, Inc.                                                 74,685
                                                                    ------------
                                                                         117,420
             UTILITIES -- 2.8%
      500    Ameren Corp.                                                 20,785
    2,200    American Electric Power Co., Inc.                            60,126
    7,100    Centerpoint Energy, Inc.                                     60,350
    1,100    Consolidated Edison, Inc.                                    47,102
    3,600    Constellation Energy Group, Inc.                            100,152
    1,200    Dominion Resources, Inc.                                     65,880
    3,500    DTE Energy Co.                                              162,400
    3,000    Edison International *                                       35,550
    2,800    Pepco Holdings, Inc.                                         54,292
   10,400    PG&E Corp. *                                                144,560
    2,600    Pinnacle West Capital Corp.                                  88,634
      400    PPL Corp.                                                    13,872
    2,500    Progress Energy, Inc.                                       108,375
    3,100    Public Service Enterprise Group, Inc.                        99,510
   10,900    XCEL Energy, Inc.                                           119,900
                                                                    ------------
                                                                       1,181,488
--------------------------------------------------------------------------------
             Total Common Stocks                                      42,398,392
             (Cost $47,660,407)
--------------------------------------------------------------------------------

                       See notes to financial statements.

As of December 31, 2002

PRINCIPAL
   AMOUNT    ISSUER                                                        VALUE
----------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 1.0%

             U.S. TREASURY SECURITY -- 0.4%
$ 150,000    U.S. Treasury Note, 4.75%, 1/31/03 @                   $    150,438
             (Cost $150,319)
   SHARES
             MONEY MARKET FUND -- 0.6%
  275,804    JPMorgan Prime Money Market Fund (a)
             (Cost $275,804)                                             275,804
----------------------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $426,123)                                             426,242
----------------------------------------------------------------------------------
             Total Investments -- 100.0%
             (Cost $48,086,530)                                     $ 42,824,634
----------------------------------------------------------------------------------

FUTURES CONTRACTS

                                                        NOTIONAL     UNREALIZED
 NUMBER                                                 VALUE AT    APPRECIATION
   OF                                    EXPIRATION     12/31/02   (DEPRECIATION)
CONTRACTS    DESCRIPTION                    DATE          (USD)        (USD)
----------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
    2        S&P 500 Index               March, 2003    $ 439,450   $    (11,149)

Abbreviations:
^    -- Amount rounds to less than 0.1%.
*    -- Non-income producing security.
@    -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
USD  -- United States Dollar.

                       See notes to financial statements.

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Statement of Assets and Liabilities

As of December 31, 2002

  ASSETS:
    Investment securities, at value                                 $ 42,824,634
    Cash                                                                   4,776
    Receivables:
      Investment securities sold                                          25,587
      Shares of beneficial interest sold                                      47
      Interest and dividends                                              74,571
      Variation margin                                                       700
--------------------------------------------------------------------------------
  Total Assets                                                        42,930,315
--------------------------------------------------------------------------------
  LIABILITIES:
    Payables:
      Investment securities purchased                                     28,660
      Shares of beneficial interest redeemed                             109,995
    Accrued liabilities:
      Investment advisory fees                                            13,075
      Custodian fees                                                      18,332
      Trustees' fees                                                         167
      Other                                                               46,871
--------------------------------------------------------------------------------
  Total Liabilities                                                      217,100
--------------------------------------------------------------------------------
  NET ASSETS:
    Paid in capital                                                   69,066,823
    Accumulated undistributed (overdistributed) net
      investment income                                                  345,598
    Accumulated net realized gain (loss) on
      investments and futures                                        (21,426,161)
    Net unrealized appreciation (depreciation) of
      investments and futures                                         (5,273,045)
--------------------------------------------------------------------------------
  Total Net Assets                                                  $ 42,713,215
--------------------------------------------------------------------------------
  Shares of beneficial interest outstanding (no par value;
    unlimited number of shares authorized):                            4,340,355
  Net asset value, redemption and offering price per share:         $       9.84
--------------------------------------------------------------------------------
  Cost of investments                                               $ 48,086,530
================================================================================

                       See notes to financial statements.

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Statement of Operations

For the year ended December 31, 2002

   INVESTMENT INCOME:
     Interest                                                      $       6,289
     Dividend                                                            772,390
     Dividend income from affiliated investments*                          6,863
     Foreign taxes withheld                                                 (195)
--------------------------------------------------------------------------------
   Total investment income                                               785,347
--------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                            181,069
     Administration fees                                                  19,128
     Custodian fees                                                       94,354
     Printing and postage                                                 33,657
     Professional fees                                                    51,290
     Transfer agent fees                                                  27,411
     Trustees' fees                                                       19,667
     Other                                                                13,338
--------------------------------------------------------------------------------
   Total expenses                                                        439,914
--------------------------------------------------------------------------------
     Less earnings credits                                                   160
--------------------------------------------------------------------------------
       Net expenses                                                      439,754
--------------------------------------------------------------------------------
   Net investment income                                                 345,593
================================================================================
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                   (12,834,770)
       Futures                                                           (81,519)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                    (2,556,420)
       Futures                                                           (16,838)
================================================================================
     Net realized and unrealized gain (loss) on investments
       and futures                                                   (15,489,547)
================================================================================
     Net increase (decrease) in net assets from operations         $ (15,143,954)
================================================================================
*  Includes reimbursements of investment
     advisory and administration fees:                             $         680
================================================================================

                       See notes to financial statements.

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Statement of Changes in Net Assets

     For the year ended December 31,

                                                               2002            2001
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
    Net investment income                                  $     345,593   $     278,350
    Net realized gain (loss) on investments and futures      (12,916,289)     (6,595,985)
    Change in net unrealized appreciation/depreciation
     of investments and futures                               (2,573,258)     (1,361,779)
-----------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations       (15,143,954)     (7,679,414)
-----------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                        (26,793)       (307,202)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued                               14,295,347      24,353,661
    Dividends reinvested                                          26,793         307,202
    Cost of shares redeemed                                  (18,781,680)    (10,124,222)
-----------------------------------------------------------------------------------------
     Increase (decrease) from capital share transactions      (4,459,540)     14,536,641
-----------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                 (19,630,287)      6,550,025
-----------------------------------------------------------------------------------------
  NET ASSETS:
    Beginning of period                                       62,343,502      55,793,477
-----------------------------------------------------------------------------------------
    End of period                                          $  42,713,215   $  62,343,502
-----------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED
  (OVERDISTRIBUTED) NET INVESTMENT INCOME                  $     345,598   $      26,798
-----------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Issued                                                     1,252,048       1,765,814
    Reinvested                                                     2,113          23,200
    Redeemed                                                  (1,687,539)       (759,415)
-----------------------------------------------------------------------------------------
  Change in Shares                                              (433,378)      1,029,599
=========================================================================================

                       See notes to financial statements.

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Notes to Financial Statements

1. ORGANIZATION

JPMorgan U.S. Disciplined Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

C. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2002, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

D. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

G. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The tax character of distributions paid during the years ended December 31, 2001 and December 31, 2002, respectively, are as follows:

   YEAR                 ORDINARY         LONG-TERM           TOTAL
   ENDED                 INCOME        CAPITAL GAIN      DISTRIBUTIONS
-----------------------------------------------------------------------
   December 31, 2001    $ 307,202         $    --          $ 307,202
   December 31, 2002       26,793              --             26,793

At December 31, 2002, the components of net assets (excluding paid-in capital) on a tax basis are as follows:

   Current distributable ordinary income            $     345,598
    Plus/Less: cumulative timing differences                   --
                                                    -------------
   Undistributed ordinary income or over-
    distribution of ordinary income                       345,598
                                                    =============
   Current distributable long-term capital
    gain or tax basis capital loss carryover          (19,118,242)
   Plus/Less: cumulative timing differences              (664,400)
                                                    -------------
   Undistributed long-term gains/
    accumulated capital loss                          (19,782,642)
                                                    =============
   Unrealized appreciation/(depreciation)           $  (6,916,564)
                                                    =============

For the Portfolio, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sales and the mark to market of futures. The cumulative timing difference account primarily consists of post-October loss deferrals.

At December 31, 2002, the Portfolio had capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                           EXPIRATION
       AMOUNT                 DATE
--------------------------------------
   $    (848,970)           12/31/08
      (5,599,255)           12/31/09
     (12,670,017)           12/31/10
   -------------
   $ (19,118,242)
   =============

Capital losses incurred after October 31, within the Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolio has incurred $664,400 of post-October realized losses.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE-- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.50% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, L.P. ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

D. OTHER-- For the year ended December 31, 2002, the Portfolio incurred approximately $289 in brokerage commissions with affiliated broker/dealers.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2002 were as follows:

                    GROSS               GROSS         NET UNREALIZED
   AGGREGATE     UNREALIZED          UNREALIZED        APPRECIATION
     COST       APPRECIATION        DEPRECIATION      (DEPRECIATION)
  -------------------------------------------------------------------
  $ 49,741,197    $ 224,204         $ (7,140,768)      $ (6,916,564)

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

     PURCHASES           SALES           PURCHASES            SALES
   (EXCLUDING U.S.   (EXCLUDING U.S.       OF U.S.           OF U.S.
     GOVERNMENT)       GOVERNMENT)       GOVERNMENT        GOVERNMENT
  --------------------------------------------------------------------
    $ 34,349,478       $ 38,256,658         $ --              $ --

6. CONCENTRATIONS

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

7. SUBSEQUENT EVENT

The Portfolio will undergo changes to its name, portfolio manager and investment strategy. Effective March 31, 2003, the Portfolio will be renamed the JPMorgan Large Cap Equity Portfolio, and will be transitioned to a more concentrated portfolio of 50 to 60 equity securities.

JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
Financial Highlights

                                                                                     Year Ended December 31,
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                 2002           2001           2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    13.06     $    14.90     $    17.35     $    15.84    $    14.33
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                   0.08           0.06           0.07           0.09          0.10
     Net gains or losses on securities (both realized
       and unrealized)                                             (3.29)         (1.83)         (1.93)          2.80          3.15
                                                              ----------     ----------     ----------     ----------    ----------
     Total from investment operations                              (3.21)         (1.77)         (1.86)          2.89          3.25
                                                              ----------     ----------     ----------     ----------    ----------
   Less distributions:
     Dividends from net investment income                           0.01           0.07           0.10           0.06          0.09
     Distributions from capital gains                                 --             --           0.49           1.32          1.65
                                                              ----------     ----------     ----------     ----------    ----------
     Total distributions                                            0.01           0.07           0.59           1.38          1.74
                                                              ----------     ----------     ----------     ----------    ----------
Net asset value, end of period                                $     9.84     $    13.06     $    14.90     $    17.35    $    15.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      (24.62%)       (11.91%)       (10.98%)        18.54%        23.28%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (in thousands)                 $   42,713     $   62,344     $   55,793     $   39,484    $   18,511
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                   0.85%          0.85%          0.85%          0.87%         0.90%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                   0.67%          0.48%          0.57%          0.74%         0.81%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses without reimbursements and earnings credits           0.85%          0.85%          0.85%          0.87%         1.48%
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without reimbursements
       and earnings credits                                         0.67%          0.48%          0.57%          0.74%         0.23%
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                               67%            52%            64%           104%           82%
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Report of Independent Accountants

To the Trustees and Shareholders of
JPMorgan U.S. Disciplined Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan US Disciplined Equity Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

     JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Trustee and Tax Letter Information (unaudited)

TRUSTEE -- The following table contains basic information regarding the Trustees that oversee operations of the Trust.

NAME, CONTACT          POSITIONS    TERM OF OFFICE     PRINCIPAL                  NUMBER OF             OTHER
ADDRESS AND AGE        HELD WITH    AND LENGTH OF      OCCUPATIONS                PORTFOLIOS IN         DIRECTORSHIPS
                       JP MORGAN    TIME SERVED        DURING PAST                JP MORGAN FUND        HELD OUTSIDE
                       FUND                            5 YEARS                    COMPLEX OVERSEEN      JP MORGAN FUND
                       COMPLEX                                                    BY TRUSTEE            COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
Cheryl Ballenger;      Trustee      1 year             Teacher,                   7                     None
522 Fifth Avenue,                                      Township High School,
New York, NY 10036;                                    Palatine,IL;formerly
Age 47                                                 Executive Vice President
                                                       and CFO, Galileo
                                                       International, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
John R.Rettberg;       Trustee      7 years            Retired; formerly          7                     Director of Enalasys,
522 Fifth Avenue,                                      Corporate Vice                                   and Vari-Lite
New York, NY 10036;                                    President and                                    International Corp.
Age 65                                                 Treasurer, Northrop
                                                       Grumman Corp.
                                                       "Northrop"
-----------------------------------------------------------------------------------------------------------------------------------
John F.Ruffle;         Trustee      7 years            Retired; formerly          7                     Trustee,The John
522 Fifth Avenue,                                      Director and Vice                                Hopkins University,
New York, NY 10036;                                    Chairman, J.P. Morgan                            Director of Bethlehem
Age 65                                                 Chase & Co.                                      Steel Corp.,and
                                                                                                        American Shared
                                                                                                        Hospital Services
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth Whipple, Jr.;  Trustee      7 years            Chairman and CEO of        7                     Director, AB Volvo
522 Fifth Avenue,                                      CMS Energy Corp;
New York, NY 10036;                                    formerly Executive
Age 68                                                 Vice President, Ford
                                                       Motor Company,
                                                       President, Ford
                                                       Financial Services
                                                       Group, Chairman, Ford
                                                       Motor Credit Company
-----------------------------------------------------------------------------------------------------------------------------------

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling 1-800-348-4782

TAX LETTER-- For corporate tax payers, 100% of the ordinary income distributions paid by the Portfolio during the fiscal year ended December 31, 2002 qualify for the corporate dividends received deduction.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Large Cap Equity Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Equity Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short Term Bond Fund II
Strategic Income Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

ANNUAL REPORT

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

       (C)J.P. Morgan Chase & Co., 2003 All Rights Reserved. February 2003

                                                                   AN-USDEP-1202